                                   LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
                                            LOOMIS SAYLES CORE FIXED INCOME FUND
                                                 LOOMIS SAYLES FIXED INCOME FUND
                                      LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
                           LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
                                LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
                                                    LOOMIS SAYLES PROVIDENT FUND
                                         LOOMIS SAYLES SMALL COMPANY GROWTH FUND
                                          LOOMIS SAYLES SMALL COMPANY VALUE FUND




[LOGO] LOOMIS SAYLES INVESTMENT TRUST


ANNUAL REPORT
SEPTEMBER 30, 2000

TABLE OF CONTENTS

Letter from the President                                                  1

Fund and Manager Reviews                                                   3

Portfolio of Investments                                                  21

Statements of Assets and Liabilities                                      77

Statements of Operations                                                  79

Statements of Changes in Net Assets                                       81

Financial Highlights                                                      91

Notes to Financial Statements                                            107

2000 U.S. Tax and Distribution Information                               114

Shareholder Meeting Results                                              115

Report of Independent Accountant                                         116

LETTER FROM THE PRESIDENT


[PHOTO OF DANIEL J. FUSS]

DANIEL J. FUSS
PRESIDENT AND
PORTFOLIO MANAGER

DEAR SHAREHOLDERS:

The last twelve months ended September 30, 2000 gave investors a volatile stock market and an improving bond market. Valuation concerns triggered a sharp sell-off in the large-cap growth sector of the stock market, while a slowing economy helped bolster the bond market.

The solid twelve-month return for the stock market (13.28 percent as measured by the S&P 500 Index) somewhat masks the severe volatility and sector rotations that started to occur during the year. Growth stocks, led by the powerful technology sector, remained strong through the first half of the year. But, in mid-March sentiment shifted quickly, as valuation and earnings concerns triggered a sharp downturn among technology stocks and other growth sectors. Eager to find good valuations and real earnings, investors rediscovered value stocks.

For most of the year, the bond market was faced with the anomaly of an inverted Treasury yield curve. Short-term rates were on the rise, due to the Federal Reserve Board's tightening policy, and long-term rates were on the decline, due to the Treasury Department's buyback of long-term debt. The situation started to stabilize during the summer, as signs of a slowing economy put the Federal Reserve Board into a holding pattern.

Among the spread sectors, higher-quality, long-term bonds were the leading performers for the year. Credit spreads remained volatile during the year, and we took advantage of widening spreads to purchase attractive securities. Overall, we continued to benefit from our research-driven insights into security and sector selections.

Looking ahead, the key factor influencing the financial markets is still with us: peace. There are some situations to worry about as we look around the world, but nothing requiring a large build-up of the military either here or elsewhere. Another potential problem--stock market leverage--actually appears to have lightened. The impact of rising energy prices and their influence on economies and markets is still playing out. In fact, the situation may help the bond market by causing economic slowing that more than offsets the inflationary impact of higher energy prices. Of course, the central banks could respond by increasing the money supply, and inflation would re-emerge. So far, this seems unlikely, but it is worth watching.

Sincerely,

/s/ Dan J. Fuss

Daniel J. Fuss
President
Loomis Sayles Investment Trust


LOOMIS SAYLES INVESTMENT TRUST                                                 2

FUND AND MANAGER REVIEW


LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles California Tax-Free Income Fund attempts to achieve a high level of current income exempt from both federal income tax and California personal income tax as consistent with preservation of capital. For the twelve-month period ended September 30, 2000, the Fund had a total return of 4.63%, as compared to the Fund's benchmark, the Lehman Brothers 5 Year Municipal Bond Index, total return of 4.82%. For the same period, the average California intermediate municipal debt fund, as measured by Lipper Inc., had a total return of 5.78%. The under-performance is related to the fourth quarter sells in a weaker interest rate environment. The Fund still shows steady performance over longer time frames.

In the third quarter 2000, we witnessed a growing consensus that the Federal Reserve Board either was finished, or close to being finished, raising interest rates. Several factors contributed to this sentiment, including favorable inflation figures (other than oil prices), strong productivity gains, and Alan Greenspan's acceptance of the "new-era" economy--that is, one in which growth can continue without igniting inflation.

The California Tax-Free Income Fund holds solid well-performing issues that still maintain a very good cash flow. During the most recent quarter and looking ahead, we have been extending modestly to the ten to fifteen year sector because of the rich levels in the one to ten year sector. There has been a smaller calendar of municipal offerings for the first three quarters of 2000, mainly tied to the strong economy and higher tax receipts by the states and municipalities. We are beginning to see a build up in the new municipal offering calendar, and the November elections show more propositions which will necessitate additional offerings.

We believe that the Fund will maintain its higher coupon income and be comfortably positioned in the five to ten year average maturity range.

KENT P. NEWMARK AND ROBERT K. PAYNE ARE THE PORTFOLIO MANAGERS FOR THE LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                                               Since
                                                               1 Year   3 Years   5 Years   Inception(a)
---------------------------------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND                   4.63%     4.13%     4.97%     5.02%
Lipper California Intermediate Municipal Debt Funds Index(b)    5.77%     4.25%     5.04%     5.10%
Lehman Brothers 5 Year Municipal Bond Index(c)                  4.82%     4.36%     4.80%     5.00%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

              Loomis Sayles       Lipper California      Lehman Brothers
               California           Intermediate             5 Year
                Tax-Free             Municipal              Municipal
              Income Fund         Debt Funds Index         Bond Index
     6/1/1995             $10,000             $10,000               $10,000
    6/30/1995              $9,930              $9,921               $10,017
    7/31/1995             $10,048             $10,027               $10,139
    8/31/1995             $10,136             $10,136               $10,231
    9/30/1995             $10,189             $10,195               $10,257
   10/31/1995             $10,313             $10,314               $10,320
   11/30/1995             $10,438             $10,432               $10,414
   12/31/1995             $10,493             $10,494               $10,468
    1/31/1996             $10,595             $10,594               $10,572
    2/29/1996             $10,575             $10,557               $10,543
    3/31/1996             $10,466             $10,430               $10,469
    4/30/1996             $10,435             $10,422               $10,468
    5/31/1996             $10,419             $10,418               $10,464
    6/30/1996             $10,516             $10,488               $10,525
    7/31/1996             $10,598             $10,593               $10,602
    8/31/1996             $10,597             $10,592               $10,612
    9/30/1996             $10,687             $10,685               $10,699
   10/31/1996             $10,791             $10,794               $10,792
   11/30/1996             $10,969             $10,963               $10,932
   12/31/1996             $10,929             $10,924               $10,911
    1/31/1997             $10,948             $10,944               $10,949
    2/28/1997             $11,020             $11,019               $11,028
    3/31/1997             $10,920             $10,917               $10,908
    4/30/1997             $10,994             $10,970               $10,955
    5/31/1997             $11,122             $11,121               $11,090
    6/30/1997             $11,220             $11,219               $11,174
    7/31/1997             $11,468             $11,477               $11,371
    8/31/1997             $11,402             $11,388               $11,313
    9/30/1997             $11,501             $11,507               $11,414
   10/31/1997             $11,546             $11,539               $11,473
   11/30/1997             $11,613             $11,585               $11,508
   12/31/1997             $11,722             $11,734               $11,607
    1/31/1998             $11,834             $11,841               $11,713
    2/28/1998             $11,857             $11,853               $11,732
    3/31/1998             $11,857             $11,837               $11,742
    4/30/1998             $11,823             $11,766               $11,693
    5/31/1998             $11,960             $11,933               $11,833
    6/30/1998             $11,994             $11,968               $11,874
    7/31/1998             $12,041             $12,004               $11,915
    8/31/1998             $12,191             $12,182               $12,062
    9/30/1998             $12,342             $12,361               $12,186
   10/31/1998             $12,354             $12,346               $12,221
   11/30/1998             $12,377             $12,380               $12,243
   12/31/1998             $12,401             $12,390               $12,286
    1/31/1999             $12,519             $12,534               $12,416
    2/28/1999             $12,507             $12,478               $12,404
    3/31/1999             $12,531             $12,499               $12,415
    4/30/1999             $12,555             $12,511               $12,452
    5/31/1999             $12,507             $12,434               $12,401
    6/30/1999             $12,375             $12,273               $12,261
    7/31/1999             $12,435             $12,335               $12,337
    8/31/1999             $12,368             $12,293               $12,332
    9/30/1999             $12,411             $12,330               $12,377
   10/31/1999             $12,332             $12,230               $12,346
   11/30/1999             $12,424             $12,344               $12,419
   12/31/1999             $12,351             $12,257               $12,378
    1/31/2000             $12,370             $12,261               $12,373
    2/29/2000             $12,450             $12,370               $12,413
    3/31/2000             $12,606             $12,555               $12,526
    4/30/2000             $12,562             $12,476               $12,499
    5/31/2000             $12,556             $12,483               $12,495
    6/30/2000             $12,764             $12,750               $12,724
    7/31/2000             $12,884             $12,889               $12,857
    8/31/2000             $12,966             $13,088               $12,999
    9/30/2000             $12,985             $13,041               $12,974

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                                          Since
                                                                1 Year    3 Years     Registration(a)
------------------------------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND                    4.63%      4.13%          4.79%
Lipper California Intermediate Municipal Debt Funds Index(b)     5.77%      4.25%          5.20%
Lehman Brothers 5 Year Municipal Bond Index(c)                   4.82%      4.36%          5.07%

                    CUMULATIVE PERFORMANCE-REGISTRATION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

                Loomis Sayles   Lipper California    Lehman Brothers
                  California       Intermediate     5 Year Municipal
                   Tax-Free       Municipal Debt          Bond
                 Income Fund       Funds Index           Index
     3/31/1997          $10,000            $10,000             $10,000
     4/30/1997          $10,005            $10,049             $10,043
     5/31/1997          $10,122            $10,188             $10,167
     6/30/1997          $10,211            $10,277             $10,244
     7/31/1997          $10,437            $10,514             $10,424
     8/31/1997          $10,377            $10,432             $10,371
     9/30/1997          $10,467            $10,541             $10,463
    10/31/1997          $10,508            $10,570             $10,518
    11/30/1997          $10,569            $10,612             $10,550
    12/31/1997          $10,667            $10,749             $10,641
     1/31/1998          $10,770            $10,847             $10,738
     2/28/1998          $10,791            $10,858             $10,755
     3/31/1998          $10,791            $10,843             $10,765
     4/30/1998          $10,760            $10,778             $10,719
     5/31/1998          $10,885            $10,931             $10,848
     6/30/1998          $10,916            $10,963             $10,885
     7/31/1998          $10,958            $10,996             $10,923
     8/31/1998          $11,095            $11,159             $11,057
     9/30/1998          $11,232            $11,323             $11,171
    10/31/1998          $11,243            $11,309             $11,204
    11/30/1998          $11,264            $11,341             $11,224
    12/31/1998          $11,286            $11,350             $11,263
     1/31/1999          $11,393            $11,482             $11,383
     2/28/1999          $11,383            $11,430             $11,371
     3/31/1999          $11,404            $11,449             $11,381
     4/30/1999          $11,426            $11,461             $11,416
     5/31/1999          $11,382            $11,390             $11,369
     6/30/1999          $11,262            $11,243             $11,240
     7/31/1999          $11,317            $11,299             $11,310
     8/31/1999          $11,256            $11,261             $11,305
     9/30/1999          $11,295            $11,294             $11,346
    10/31/1999          $11,223            $11,203             $11,318
    11/30/1999          $11,306            $11,307             $11,385
    12/31/1999          $11,241            $11,228             $11,347
     1/31/2000          $11,257            $11,231             $11,342
     2/29/2000          $11,331            $11,331             $11,380
     3/31/2000          $11,473            $11,501             $11,483
     4/30/2000          $11,433            $11,429             $11,458
     5/31/2000          $11,427            $11,434             $11,455
     6/30/2000          $11,616            $11,679             $11,664
     7/31/2000          $11,725            $11,806             $11,787
     8/31/2000          $11,800            $11,989             $11,916
     9/30/2000          $11,817            $11,946             $11,894

The Fund's value may be affected by factors pertaining to the California economy and other factors affecting the ability of issuers of California tax-exempt securities to meet their obligations. A portion of the Fund's income may be subject to state taxes and/or the Federal alternative minimum tax.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a) INCEPTION DATE OF THE LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND IS JUNE 1, 1995. SHARES OF THE FUND WERE REGISTERED FOR OFFER AND SALE UNDER THE SECURITIES ACT OF 1933 ON MARCH 7, 1997. IN ACCORDANCE WITH SEC REGULATIONS, PERFORMANCE INFORMATION IS PROVIDED FOR THE PERIOD BEGINNING ON MARCH 7, 1997 ("REGISTRATION"). FOR THE CONVENIENCE OF OUR LONG-TERM SHAREHOLDERS, PERFORMANCE INFORMATION IS ALSO PROVIDED FOR THE PERIOD BEGINNING ON JUNE 1, 1995 ("INCEPTION"). SINCE LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX AND LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH REGISTRATION DATE, COMPARATIVE PERFORMANCE IS PRESENTED FROM MARCH 31, 1997.

(b) THE LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 10 LARGEST FUNDS WITHIN THE CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.

(c) THE LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX COMPUTED FROM PRICES ON APPROXIMATELY 6,100 BONDS, WITH A MATURITY RANGE OF 4-6 YEARS, CONSISTING OF ROUGHLY 23% REVENUE BONDS, 24% GENERAL OBLIGATION BONDS, 41% INSURED BONDS, AND 12% PREREFUNDED BONDS. THE INDEX RETURNS HAVE NOT BEEN REDUCED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
    SOURCE: LEHMAN BROTHERS.


LOOMIS SAYLES INVESTMENT TRUST                                                 4

FUND AND MANAGER REVIEW


LOOMIS SAYLES CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Core Fixed Income Fund attempts to achieve a high total investment return through a combination of current income and capital appreciation. For the twelve-month period ended September 30, 2000, the Fund had a total return of 5.75%, as compared to the Fund's benchmark, the Merrill Lynch Domestic Master Index, total return of 6.94%. For the same period, the average corporate debt fund A-rated, as measured by Lipper Inc., had a total return of 5.36%. Almost all of the underperformance for the year period occurred in January and February, when corporate bonds performed poorly versus Treasuries amidst market concerns about overall credit quality and an inverting yield curve.

Looking back on the year as a whole, the single most important event for the domestic bond market was the sharp inversion of the Treasury yield curve. This inversion was caused by the Federal Reserve Board raising the Federal Funds rate in an effort to slow the white-hot economy and simultaneously buying back, on behalf of the U.S. Treasury, longer-dated Treasury bonds as the federal budget surplus continued to grow. Investors that were underweighted in Treasuries, as we were, underperformed in this environment as the extra yield gained by investing in corporate, mortgage-backed, and asset-backed securities was not enough to make up for the superior price appreciation achieved in the Treasury market.

Our strategy, through all of this, remains unchanged: utilize our extensive research capabilities to build a portfolio with a significant yield advantage and strong total return prospects relative to the index. This will naturally lead us to emphasize sectors such as mortgage-backed securities, asset-backed securities, and, most significantly, corporate bonds. Within that broad mandate, our portfolio decisions have recently favored adding exposure to the high yield sector in issues such as Adelphia Communications Corp., Charter Communications Holdings, Host Marriott Corp., and Lyondell Chemical Co.

Currently, the portfolio is positioned to benefit from a reversal of the generally poor environment we have seen in non-U.S. Treasury sectors over the last three years. In light of this, we have a strong emphasis in intermediate corporate bonds and historically high exposure to the mortgage-backed and asset-backed sectors. The yield advantage over the index was roughly 80 basis points and the duration of the portfolio is slightly less than that of the market.

MICHAEL MILLHOUSE AND CRAIG SMITH ARE THE PORTFOLIO MANAGERS FOR THE LOOMIS SAYLES CORE FIXED INCOME FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                              Since
                                                       1 Year   3 Years    Inception(a)
----------------------------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME FUND                    5.75%     5.03%       5.97%
Lipper Corporate Debt Funds A-Rated Index(b)            5.83%     4.67%       6.12%
Merrill Lynch Domestic Master Index(c)                  6.94%     5.93%       6.90%
Merrill Lynch Corporate/Government Master Index(c)      6.72%     5.84%       6.81%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                     [GRAPH]

      Loomis Sayles    Lipper Corporate    Merrill Lynch       Merrill Lynch
        Core Fixed        Debt Funds         Domestic      Corporate/Government
       Income Fund       A-Rated Index     Master Index        Master Index
     04/30/96        $10,000           $10,000      $10,000         $10,000
     05/31/96         $9,930            $9,978       $9,981          $9,986
     06/30/96        $10,060           $10,103      $10,107         $10,113
     07/31/96        $10,060           $10,124      $10,136         $10,137
     08/31/96        $10,030           $10,096      $10,121         $10,113
     09/30/96        $10,210           $10,288      $10,294         $10,288
   10/31/1996        $10,460           $10,539      $10,521         $10,524
   11/30/1996        $10,680           $10,755      $10,704         $10,718
   12/31/1996        $10,531           $10,634      $10,608         $10,604
     01/31/97        $10,542           $10,650      $10,637         $10,618
     02/28/97        $10,573           $10,687      $10,656         $10,630
     03/31/97        $10,438           $10,540      $10,549         $10,521
     04/30/97        $10,583           $10,689      $10,710         $10,677
     05/31/97        $10,666           $10,788      $10,805         $10,769
     06/30/97        $10,801           $10,934      $10,934         $10,900
     07/31/97        $11,118           $11,286      $11,230         $11,231
     08/31/97        $10,983           $11,143      $11,134         $11,104
     09/30/97        $11,160           $11,333      $11,300         $11,282
   10/31/1997        $11,326           $11,479      $11,466         $11,469
   11/30/1997        $11,367           $11,533      $11,514         $11,518
   12/31/1997        $11,502           $11,656      $11,632         $11,641
     01/31/98        $11,653           $11,795      $11,786         $11,810
     02/28/98        $11,620           $11,774      $11,776         $11,782
     03/31/98        $11,642           $11,819      $11,820         $11,826
     04/30/98        $11,696           $11,873      $11,878         $11,878
     05/31/98        $11,815           $12,001      $11,996         $12,008
     06/30/98        $11,933           $12,108      $12,100         $12,135
     07/31/98        $11,934           $12,110      $12,126         $12,146
     08/31/98        $11,999           $12,218      $12,322         $12,376
     09/30/98        $12,398           $12,491      $12,611         $12,721
   10/31/1998        $12,279           $12,333      $12,556         $12,651
   11/30/1998        $12,376           $12,467      $12,616         $12,698
   12/31/1998        $12,460           $12,508      $12,663         $12,750
     01/31/99        $12,576           $12,614      $12,753         $12,842
     02/28/99        $12,251           $12,334      $12,508         $12,519
     03/31/99        $12,356           $12,415      $12,589         $12,598
     04/30/99        $12,402           $12,456      $12,635         $12,639
     05/31/99        $12,228           $12,314      $12,513         $12,501
     06/30/99        $12,194           $12,254      $12,473         $12,464
     07/31/99        $12,101           $12,199      $12,424         $12,428
     08/31/99        $12,101           $12,166      $12,417         $12,419
     09/30/99        $12,228           $12,282      $12,561         $12,533
   10/31/1999        $12,252           $12,300      $12,599         $12,557
   11/30/1999        $12,263           $12,309      $12,599         $12,552
   12/31/1999        $12,193           $12,253      $12,542         $12,488
     01/31/00        $12,168           $12,226      $12,509         $12,485
     02/29/00        $12,267           $12,356      $12,661         $12,635
     03/31/00        $12,365           $12,523      $12,834         $12,831
     04/30/00        $12,304           $12,421      $12,791         $12,764
     05/31/00        $12,242           $12,373      $12,783         $12,750
     06/30/00        $12,538           $12,649      $13,043         $13,004
     07/31/00        $12,661           $12,756      $13,160         $13,134
     08/31/00        $12,857           $12,926      $13,348         $13,319
     09/30/00        $12,931           $12,997      $13,433         $13,375

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                              Since
                                                       1 Year   3 Years    Inception(a)
----------------------------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME FUND                    5.75%     5.03%       5.89%
Lipper Corporate Debt Funds A-Rated Index(b)            5.83%     4.67%       6.17%
Merrill Lynch Domestic Master Index(c)                  6.94%     5.93%       7.15%
Merrill Lynch Corporate/Government Master Index(c)      6.72%     5.84%       7.10%

                    CUMULATIVE PERFORMANCE-REGISTRATION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                     [GRAPH]

      Loomis Sayles    Lipper Corporate    Merrill Lynch      Merrill Lynch
       Core Fixed         Debt Funds         Domestic      Corporate/Government
       Income Fund      A-Rated Index      Master Index        Master Index
     03/31/97       $10,000          $10,000       $10,000          $10,000
     04/30/97       $10,039          $10,141       $10,152          $10,148
     05/31/97       $10,118          $10,235       $10,243          $10,236
     06/30/97       $10,246          $10,374       $10,365          $10,361
     07/31/97       $10,547          $10,708       $10,646          $10,675
     08/31/97       $10,419          $10,572       $10,555          $10,554
     09/30/97       $10,586          $10,753       $10,712          $10,724
   10/31/1997       $10,744          $10,891       $10,870          $10,901
   11/30/1997       $10,783          $10,942       $10,915          $10,948
   12/31/1997       $10,911          $11,058       $11,026          $11,065
     01/31/98       $11,054          $11,190       $11,173          $11,226
     02/28/98       $11,024          $11,171       $11,163          $11,199
     03/31/98       $11,044          $11,213       $11,205          $11,241
     04/30/98       $11,095          $11,264       $11,260          $11,290
     05/31/98       $11,208          $11,386       $11,371          $11,413
     06/30/98       $11,320          $11,488       $11,471          $11,534
     07/31/98       $11,321          $11,490       $11,495          $11,545
     08/31/98       $11,382          $11,592       $11,680          $11,763
     09/30/98       $11,761          $11,851       $11,955          $12,092
   10/31/1998       $11,648          $11,701       $11,903          $12,025
   11/30/1998       $11,741          $11,828       $11,960          $12,070
   12/31/1998       $11,820          $11,867       $12,004          $12,119
     01/31/99       $11,930          $11,967       $12,090          $12,206
     02/28/99       $11,622          $11,702       $11,858          $11,899
     03/31/99       $11,721          $11,779       $11,934          $11,974
     04/30/99       $11,765          $11,817       $11,977          $12,013
     05/31/99       $11,600          $11,683       $11,862          $11,882
     06/30/99       $11,567          $11,626       $11,824          $11,847
     07/31/99       $11,479          $11,574       $11,777          $11,813
     08/31/99       $11,479          $11,542       $11,771          $11,804
     09/30/99       $11,600          $11,652       $11,908          $11,913
   10/31/1999       $11,622          $11,670       $11,944          $11,935
   11/30/1999       $11,633          $11,678       $11,944          $11,930
   12/31/1999       $11,566          $11,625       $11,890          $11,870
     01/31/00       $11,543          $11,600       $11,858          $11,867
     02/29/00       $11,636          $11,723       $12,002          $12,009
     03/31/00       $11,730          $11,882       $12,167          $12,196
     04/30/00       $11,671          $11,785       $12,125          $12,132
     05/31/00       $11,613          $11,739       $12,118          $12,119
     06/30/00       $11,893          $12,001       $12,364          $12,360
     07/31/00       $12,010          $12,103       $12,475          $12,484
     08/31/00       $12,197          $12,263       $12,653          $12,659
     09/30/00       $12,267          $12,331       $12,734          $12,713

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

NOTE: PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a) INCEPTION DATE OF THE LOOMIS SAYLES CORE FIXED INCOME FUND IS APRIL 24, 1996. SHARES OF THE FUND WERE REGISTERED FOR OFFER AND SALE UNDER THE SECURITIES ACT OF 1933 ON MARCH 7, 1997. IN ACCORDANCE WITH SEC REGULATIONS, PERFORMANCE INFORMATION IS PROVIDED FOR THE PERIOD BEGINNING ON MARCH 7, 1997 ("REGISTRATION"). FOR THE CONVENIENCE OF OUR LONG-TERM SHAREHOLDERS, PERFORMANCE INFORMATION IS ALSO PROVIDED FOR THE PERIOD BEGINNING ON APRIL 24, 1996 ("INCEPTION"). SINCE LIPPER CORPORATE DEBT FUNDS A-RATED INDEX,MERRILL LYNCH DOMESTIC MASTER INDEX AND MERRILL LYNCH CORPORATE/GOVERNMENT MASTER INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THE INCEPTION AND REGISTRATION DATES, COMPARATIVE PERFORMANCE IS PRESENTED FROM APRIL 30, 1996 AND MARCH 31, 1997, RESPECTIVELY.

(b) THE LIPPER CORPORATE DEBT FUNDS A-RATED INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE CORPORATE DEBT FUNDS A-RATED INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.
    SOURCE: LIPPER INC.

(c) THE FUND CHANGED ITS BENCHMARK DURING THE YEAR ENDED SEPTEMBER 30, 2000 FROM THE MERRILL LYNCH CORPORATE/GOVERNMENT MASTER INDEX TO THE MERRILL LYNCH DOMESTIC MASTER INDEX ("INDEX"), WHICH IS AN UNMANAGED INDEX COMPRISED OF U.S. INVESTMENT GRADE FIXED INCOME SECURITIES. THE INDEX INCLUDES U.S. TREASURY NOTES AND BONDS, U.S. AGENCY SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND CORPORATE SECURITIES. THE MERRILL LYNCH DOMESTIC MASTER INDEX BETTER REPRESENTS THE INVESTMENT STRATEGY OF THE FUND. THE INDEX RETURNS HAVE NOT BEEN LOWERED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. SOURCE: MERRILL LYNCH.


LOOMIS SAYLES INVESTMENT TRUST                                                 6

FUND AND MANAGER REVIEW

LOOMIS SAYLES FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the twelve-month period ended September 30, 2000, the Fund had a total return of 5.93%, as compared to the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index, total return of 6.74%. For the same period, the average corporate debt fund BBB-rated, as measured by Lipper Inc., had a total return of 4.98%.

There were many questions about the broader bond market entering this past year, starting with concerns over Y2K, then rising oil prices, and the Federal Reserve Board trying to suppress fears of inflation. As we entered the new millennium, investors faced new challenges, with an inverted Treasury curve, a loosening of the Federal Reserve Board's monetary stance and a roller coaster equity market. Now, as we enter the final quarter of 2000, fixed income managers face a stabilizing but concerned bond environment. The past twelve months has seen a flight to quality ensue as higher quality and longer maturity credits were able to post significant returns. This was largely due to investors considering the long-term risk factors in the high yield sector in conjunction with an abundance of downgrades in this sector. The new shape of the Treasury curve, which has flattened significantly, has yields on the short end higher than the long portion due to an increase in buybacks on the hump of the yield curve and the continued issuance of 30-year bonds. Overall, spreads have widened with the high yield bond and Yankee bond (foreign issues denominated in U.S. dollars) sectors experiencing most of the expansion. The frontrunners, however, over the same time period have been convertible and emerging market securities. High yield issues were the laggards as investors had to consider long-term risk factors, and an abundance of corporate downgrades. Canadian issues were positive contributors as the country has been able to sustain its growth relative to the U.S. We believe that the Fund remains well diversified and focused on long-term capital appreciation and current income. We believe that it also has excellent call protection and upgrade potential.

We have not changed our outlook towards the current environment. Our belief is that this is a good time to be in the corporate bond market. Gradually buying discounted issues with fairly long maturities is an approach that we are maintaining through this environment, both for the added yield and call protection that they provide. We continue to concentrate on extracting value through fundamental bond analysis in conjunction with relative value analysis. We are cognizant of the current yield environment, the shape of curve and economic fundamentals, but once again our approach to the market is one of taking specific risk (i.e. bond picking) and our emphasis is on long-term capital and price appreciation.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE LOOMIS SAYLES FIXED INCOME FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                                  Since
                                                 1 Year    3 Years   5 Years   Inception(a)
--------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                   5.93%      4.08%     7.90%     10.53%
Lipper Corporate Debt Funds BBB-Rated Index(b)    5.29%      4.13%     5.78%      7.37%
Lehman Brothers Government/Credit Bond Index(c)   6.74%      5.82%     6.30%      7.63%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

          Loomis Sayles
              Fixed        Lipper Corporate     Lehman Brothers
              Income          Debt Funds       Government/Corp.
               Fund         BBB-Rated Index       Bond Index
    1/31/95       $10,000             $10,000             $10,000
    2/28/95       $10,320             $10,228             $10,232
    3/31/95       $10,500             $10,309             $10,301
    4/30/95       $10,810             $10,494             $10,444
    5/31/95       $11,380             $10,947             $10,882
    6/30/95       $11,550             $11,030             $10,969
    7/31/95       $11,540             $11,004             $10,927
    8/31/95       $11,770             $11,166             $11,066
    9/30/95       $12,100             $11,296             $11,179
   10/31/95       $12,140             $11,447             $11,343
   11/30/95       $12,440             $11,635             $11,530
   12/31/95       $12,742             $11,827             $11,700
    1/31/96       $12,995             $11,922             $11,772
    2/29/96       $12,626             $11,671             $11,523
    3/31/96       $12,563             $11,585             $11,426
    4/30/96       $12,447             $11,511             $11,347
    5/31/96       $12,563             $11,504             $11,328
    6/30/96       $12,721             $11,635             $11,480
    7/31/96       $12,700             $11,664             $11,506
    8/31/96       $12,869             $11,658             $11,478
    9/30/96       $13,269             $11,892             $11,682
   10/31/96       $13,693             $12,177             $11,955
   11/30/96       $14,211             $12,449             $12,175
   12/31/96       $13,986             $12,328             $12,039
    1/31/97       $14,032             $12,367             $12,054
    2/28/97       $14,229             $12,438             $12,079
    3/31/97       $14,067             $12,246             $11,935
    4/30/97       $14,218             $12,427             $12,110
    5/31/97       $14,565             $12,569             $12,223
    6/30/97       $14,878             $12,756             $12,370
    7/31/97       $15,556             $13,198             $12,748
    8/31/97       $15,250             $13,023             $12,605
    9/30/97       $15,698             $13,252             $12,803
   10/31/97       $15,733             $13,386             $13,008
   11/30/97       $15,851             $13,452             $13,077
   12/31/97       $15,860             $13,596             $13,214
    1/31/98       $16,049             $13,770             $13,400
    2/28/98       $16,187             $13,765             $13,373
    3/31/98       $16,427             $13,834             $13,414
    4/30/98       $16,490             $13,894             $13,482
    5/31/98       $16,502             $14,013             $13,627
    6/30/98       $16,515             $14,115             $13,765
    7/31/98       $16,372             $14,104             $13,776
    8/31/98       $15,258             $14,002             $14,045
    9/30/98       $15,789             $14,291             $14,447
   10/31/98       $15,625             $14,114             $14,345
   11/30/98       $16,460             $14,375             $14,430
   12/31/98       $16,447             $14,411             $14,466
    1/31/99       $16,723             $14,536             $14,569
    2/28/99       $16,391             $14,222             $14,222
    3/31/99       $16,930             $14,380             $14,293
    4/30/99       $17,455             $14,483             $14,328
    5/31/99       $17,068             $14,288             $14,180
    6/30/99       $16,972             $14,213             $14,136
    7/31/99       $16,723             $14,141             $14,097
    8/31/99       $16,585             $14,089             $14,086
    9/30/99       $16,709             $14,210             $14,213
   10/31/99       $16,751             $14,238             $14,250
   11/30/99       $16,861             $14,272             $14,242
   12/31/99       $17,064             $14,249             $14,155
    1/31/00       $17,004             $14,208             $14,151
    2/28/00       $17,523             $14,382             $14,329
    3/31/00       $17,715             $14,515             $14,536
    4/30/00       $17,241             $14,339             $14,465
    5/31/00       $16,975             $14,230             $14,452
    6/30/00       $17,508             $14,590             $14,747
    7/31/00       $17,597             $14,652             $14,903
    8/31/00       $17,952             $14,920             $15,113
    9/30/00       $17,700             $14,962             $15,170

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                          Since
                                                   1 Year    3 Years   Registration(a)
---------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                     5.93%      4.08%      6.38%
Lipper Corporate Debt Funds BBB-Rated Index(b)      5.29%      4.13%      5.89%
Lehman Brothers Government/Credit Bond Index(c)     6.74%      5.82%      7.09%

                    CUMULATIVE PERFORMANCE-REGISTRATION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

         Loomis Sayles                              Lehman Brothers
             Fixed         Lipper Corporate      Government/Corporate
            Income            Debt Funds                 Bond
             Fund          BBB-Rated Index              Index
     3/31/1997      $10,000            $10,000          $10,000
     4/30/1997      $10,016            $10,148          $10,146
     5/31/1997      $10,261            $10,264          $10,241
     6/30/1997      $10,481            $10,417          $10,364
     7/31/1997      $10,959            $10,777          $10,681
     8/31/1997      $10,743            $10,634          $10,561
     9/30/1997      $11,058            $10,821          $10,727
    10/31/1997      $11,083            $10,931          $10,899
    11/30/1997      $11,166            $10,985          $10,956
    12/31/1997      $11,173            $11,103          $11,071
     1/31/1998      $11,306            $11,244          $11,227
     2/28/1998      $11,403            $11,240          $11,205
     3/31/1998      $11,572            $11,297          $11,239
     4/30/1998      $11,616            $11,346          $11,296
     5/31/1998      $11,625            $11,443          $11,417
     6/30/1998      $11,634            $11,527          $11,533
     7/31/1998      $11,533            $11,518          $11,542
     8/31/1998      $10,748            $11,434          $11,768
     9/30/1998      $11,123            $11,670          $12,104
    10/31/1998      $11,007            $11,526          $12,019
    11/30/1998      $11,596            $11,739          $12,090
    12/31/1998      $11,586            $11,768          $12,120
     1/31/1999      $11,781            $11,870          $12,206
     2/28/1999      $11,547            $11,614          $11,916
     3/31/1999      $11,927            $11,743          $11,975
     4/30/1999      $12,297            $11,827          $12,005
     5/31/1999      $12,024            $11,668          $11,881
     6/30/1999      $11,956            $11,606          $11,844
     7/31/1999      $11,781            $11,548          $11,811
     8/31/1999      $11,684            $11,505          $11,802
     9/30/1999      $11,771            $11,604          $11,908
    10/31/1999      $11,801            $11,627          $11,939
    11/30/1999      $11,878            $11,655          $11,932
    12/31/1999      $12,021            $11,636          $11,860
     1/31/2000      $11,979            $11,602          $11,856
     2/29/2000      $12,344            $11,745          $12,005
     3/31/2000      $12,480            $11,853          $12,179
     4/30/2000      $12,146            $11,709          $12,119
     5/31/2000      $11,958            $11,620          $12,108
     6/30/2000      $12,334            $11,914          $12,355
     7/31/2000      $12,397            $11,965          $12,486
     8/31/2000      $12,647            $12,183          $12,663
     9/30/2000      $12,470            $12,218          $12,710

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.


NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a) INCEPTION DATE OF THE LOOMIS SAYLES FIXED INCOME FUND IS JANUARY 17, 1995. SHARES OF THE FUND WERE REGISTERED FOR OFFER AND SALE UNDER THE SECURITIES ACT OF 1933 ON MARCH 7, 1997. IN ACCORDANCE WITH SEC REGULATIONS, PERFORMANCE INFORMATION IS PROVIDED FOR THE PERIOD BEGINNING ON MARCH 7, 1997 ("REGISTRATION"). FOR THE CONVENIENCE OF OUR LONG-TERM SHAREHOLDERS, PERFORMANCE INFORMATION IS ALSO PROVIDED FOR THE PERIOD BEGINNING ON JANUARY 17, 1995 ("INCEPTION"). SINCE LIPPER CORPORATE DEBT FUNDS BBB-RATED INDEX AND LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THE INCEPTION AND REGISTRATION DATES, COMPARATIVE PERFORMANCE IS PRESENTED FROM JANUARY 31, 1995 AND MARCH 31, 1997, RESPECTIVELY.

(b) THE LIPPER CORPORATE DEBT FUNDS BBB-RATED INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE CORPORATE DEBT FUNDS BBB-RATED INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.
    SOURCE: LIPPER INC.

(c) LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS A COMPOSITE OF APPROXIMATELY 5,300 CORPORATE AND GOVERNMENT ISSUES WITH AT LEAST $100 MILLION OUTSTANDING FOR GOVERNMENT ISSUES AND $25 MILLION FOR CORPORATES AND GREATER THAN 1 YEAR MATURITY. THE INDEX RETURNS HAVE NOT BEEN LOWERED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. SOURCE:
    LEHMAN BROTHERS.


LOOMIS SAYLES INVESTMENT TRUST                                                 8

FUND AND MANAGER REVIEW


LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles High Yield Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the twelve-month period ended September 30, 2000, the Fund had a total return of 10.20%, as compared to the Fund's benchmark, the Merrill Lynch High Yield Master Index, total return of 1.23%. For the same period, the average high current yield fund, as measured by Lipper Inc., had a total return of -.02%. Positive returns and outperformance can be attributed to convertibles bonds and emerging markets securities, as well as successful issue and sector selections.

The fixed income markets had numerous hurdles to overcome during the last twelve months. As 1999 came to a close the market was inundated with concerns over Y2K, rising oil prices, and a Federal Reserve Board trying to keep an economy from overheating. As we entered the new millennium investors were challenged with an inverted Treasury yield curve, an erratic equity market, and a loosening of the Federal Reserve Board's monetary stance. Going into the fourth quarter 2000, fixed income managers face a stabilizing but concerned bond environment. Over the last twelve months a flight to quality ensued as higher quality and longer maturity credits were able to post significant returns. This was due largely to earnings and default warnings in the high yield sector. The new shape of the Treasury curve, which has flattened significantly, has yields on the short end higher than the long portion due to an increase in buybacks on the hump of the yield curve and the continued issuance of 30-year bonds. The Latin American and Asian sectors have stabilized politically and economically over the past year with few exceptions. Canadian issues were also positive contributors as the country has been able to sustain its growth relative to the U.S. We believe that the Fund remains well diversified and focused on long-term capital appreciation and current income. We believe it also has excellent call protection and moderate upgrade potential.

We have not changed our outlook towards the current environment. Our belief is that this is a good time to be in the corporate bond market. Gradually buying discounted issues with fairly long maturities is an approach that we are generally maintaining through this environment. We continue to concentrate on extracting value through fundamental bond analysis in conjunction with relative value analysis. We are cognizant of short-term technical market strains but we remain long term in our approach. We are cognizant of the current yield environment, the shape of curve and economic fundamentals, but once again our approach to the market is one of taking specific risk (i.e. bond picking) and our emphasis is on long-term capital and price appreciation.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        Since
                                              1 Year    3 Years      Inception(a)
----------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND    10.20%      1.63%         5.76%
Lipper High Current Yield Funds Index(b)      -0.06%      1.14%         5.39%
Merrill Lynch High Yield Master Index(c)       1.23%      2.65%         6.07%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

             Loomis Sayles     Lipper High       Merrill Lynch
              High Yield      Current Yield       High Yield
            Fixed Income          Funds             Master
                 Fund             Index             Index
    6/30/1996         $10,000         $10,000       $10,000
    7/31/1996          $9,970         $10,046       $10,068
    8/31/1996         $10,110         $10,208       $10,172
    9/30/1996         $10,380         $10,474       $10,390
   10/31/1996         $10,440         $10,524       $10,504
   11/30/1996         $10,740         $10,705       $10,716
   12/31/1996         $10,764         $10,837       $10,799
    1/31/1997         $10,817         $10,944       $10,882
    2/28/1997         $10,732         $11,128       $11,034
    3/31/1997         $10,552         $10,887       $10,912
    4/30/1997         $10,689         $10,980       $11,036
    5/31/1997         $11,007         $11,270       $11,258
    6/30/1997         $11,219         $11,463       $11,430
    7/31/1997         $11,781         $11,769       $11,704
    8/31/1997         $11,770         $11,796       $11,684
    9/30/1997         $12,130         $12,082       $11,877
   10/31/1997         $11,770         $12,034       $11,956
   11/30/1997         $11,823         $12,122       $12,069
   12/31/1997         $11,715         $12,265       $12,184
    1/31/1998         $11,878         $12,503       $12,365
    2/28/1998         $12,112         $12,621       $12,416
    3/31/1998         $12,497         $12,804       $12,523
    4/30/1998         $12,462         $12,844       $12,583
    5/31/1998         $12,123         $12,829       $12,670
    6/30/1998         $11,843         $12,852       $12,733
    7/31/1998         $11,699         $12,940       $12,806
    8/31/1998          $9,922         $11,954       $12,253
    9/30/1998          $9,898         $11,882       $12,278
   10/31/1998          $9,887         $11,612       $12,076
   11/30/1998         $10,834         $12,294       $12,626
   12/31/1998         $10,676         $12,256       $12,630
    1/31/1999         $10,937         $12,478       $12,755
    2/28/1999         $10,868         $12,427       $12,658
    3/31/1999         $11,377         $12,646       $12,767
    4/30/1999         $12,092         $12,974       $12,966
    5/31/1999         $11,748         $12,727       $12,876
    6/30/1999         $11,927         $12,729       $12,852
    7/31/1999         $11,831         $12,733       $12,871
    8/31/1999         $11,583         $12,604       $12,746
    9/30/1999         $11,556         $12,506       $12,692
   10/31/1999         $11,831         $12,469       $12,617
   11/30/1999         $12,106         $12,689       $12,762
   12/31/1999         $12,383         $12,842       $12,829
    1/31/2000         $12,337         $12,779       $12,765
    2/29/2000         $12,719         $12,869       $12,776
    3/31/2000         $12,734         $12,647       $12,597
    4/30/2000         $12,612         $12,592       $12,602
    5/31/2000         $12,321         $12,367       $12,463
    6/30/2000         $12,673         $12,596       $12,676
    7/31/2000         $12,658         $12,619       $12,768
    8/31/2000         $13,086         $12,685       $12,923
    9/30/2000         $12,734         $12,498       $12,848

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                           Since
                                                   1 Year   3 Years    Registration(a)
---------------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND         10.20%     1.63%         5.03%
Lipper High Current Yield Funds Index(b)           -0.06%     1.14%         4.02%
Merrill Lynch High Yield Master Index(c)            1.23%     2.65%         4.78%

                    CUMULATIVE PERFORMANCE-REGISTRATION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

                Loomis Sayles                  Merrill Lynch
                  High Yield     Lipper High     High Yield
                    Fixed       Current Yield      Master
                 Income Fund     Funds Index       Index
     3/31/1997          $10,000        $10,000        $10,000
     4/30/1997          $10,000        $10,085        $10,114
     5/31/1997          $10,297        $10,352        $10,318
     6/30/1997          $10,496        $10,529        $10,475
     7/31/1997          $11,021        $10,810        $10,726
     8/31/1997          $11,011        $10,835        $10,707
     9/30/1997          $11,348        $11,097        $10,885
    10/31/1997          $11,011        $11,054        $10,957
    11/30/1997          $11,061        $11,134        $11,061
    12/31/1997          $10,959        $11,265        $11,166
     1/31/1998          $11,112        $11,484        $11,332
     2/28/1998          $11,331        $11,592        $11,379
     3/31/1998          $11,691        $11,760        $11,477
     4/30/1998          $11,658        $11,797        $11,531
     5/31/1998          $11,342        $11,784        $11,611
     6/30/1998          $11,080        $11,805        $11,669
     7/31/1998          $10,945        $11,885        $11,736
     8/31/1998           $9,282        $10,980        $11,229
     9/30/1998           $9,260        $10,914        $11,252
    10/31/1998           $9,249        $10,666        $11,067
    11/30/1998          $10,141        $11,292        $11,571
    12/31/1998           $9,987        $11,257        $11,575
     1/31/1999          $10,232        $11,461        $11,689
     2/28/1999          $10,167        $11,415        $11,600
     3/31/1999          $10,643        $11,616        $11,700
     4/30/1999          $11,312        $11,916        $11,883
     5/31/1999          $10,991        $11,690        $11,800
     6/30/1999          $11,158        $11,692        $11,778
     7/31/1999          $11,068        $11,695        $11,796
     8/31/1999          $10,836        $11,577        $11,680
     9/30/1999          $10,810        $11,487        $11,631
    10/31/1999          $11,068        $11,453        $11,563
    11/30/1999          $11,325        $11,655        $11,695
    12/31/1999          $11,584        $11,795        $11,757
     1/31/2000          $11,541        $11,738        $11,698
     2/29/2000          $11,898        $11,821        $11,708
     3/31/2000          $11,913        $11,616        $11,545
     4/30/2000          $11,798        $11,565        $11,549
     5/31/2000          $11,526        $11,360        $11,421
     6/30/2000          $11,855        $11,570        $11,617
     7/31/2000          $11,841        $11,591        $11,701
     8/31/2000          $12,242        $11,651        $11,843
     9/30/2000          $11,913        $11,480        $11,774

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.


NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a) INCEPTION DATE OF THE LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND IS JUNE 5, 1996. SHARES OF THE FUND WERE REGISTERED FOR OFFER AND SALE UNDER THE SECURITIES ACT OF 1933 ON MARCH 7, 1997. IN ACCORDANCE WITH SEC REGULATIONS, PERFORMANCE INFORMATION IS PROVIDED FOR THE PERIOD BEGINNING ON MARCH 7, 1997 ("REGISTRATION"). FOR THE CONVENIENCE OF OUR LONG-TERM SHAREHOLDERS, PERFORMANCE INFORMATION IS ALSO PROVIDED FOR THE PERIOD BEGINNING ON JUNE 5, 1996 ("INCEPTION"). SINCE LIPPER HIGH CURRENT YIELD FUNDS INDEX AND MERRILL LYNCH HIGH YIELD MASTER INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THE INCEPTION AND REGISTRATION DATES, COMPARATIVE PERFORMANCE IS PRESENTED FROM JUNE 30, 1996 AND MARCH 31, 1997, RESPECTIVELY.

(b) THE LIPPER HIGH CURRENT YIELD FUNDS INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE HIGH CURRENT YIELD FUNDS INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.

(c) THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX CONSISTING OF ISSUES OF PUBLICLY PLACED NON-CONVERTIBLE COUPON BEARING U.S. DOMESTIC DEBT AND MUST CARRY A TERM TO MATURITY OF AT LEAST ONE YEAR. PAR AMOUNTS OUTSTANDING MUST BE NO LESS THAN $10 MILLION AT THE START AND AT THE CLOSE OF THE PERFORMANCE MEASUREMENT PERIOD. ISSUES MUST BE RATED BY STANDARD & POOR'S OR BY MOODY'S AS LESS THAN INVESTMENT GRADE (I.E., BBB OR Baa) BUT NOT IN DEFAULT (I.E., DDI OR LESS). THE INDEX EXCLUDES FLOATING RATE DEBT EQUIPMENT TRUST BOND CERTIFICATES AND TITLE II SECURITIES. THE INDEX RETURNS HAVE NOT BEEN LOWERED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. SOURCE: MERRILL LYNCH.


LOOMIS SAYLES INVESTMENT TRUST                                                10

FUND AND MANAGER REVIEW


INTERMEDIATE DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Intermediate Duration Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the twelve-month period ended September 30, 2000, the Fund had a total return of 6.89%, as compared to the Fund's benchmark, the Lehman Brothers Government/Credit Intermediate Bond Index, total return of 6.25%. For the same period, the average intermediate investment grade debt fund, as measured by Lipper Inc., had a total return of 5.75%.

There were many questions about the broader bond market entering this past year, starting with concerns over Y2K, then rising oil prices, and the Federal Reserve Board trying to suppress fears of inflation. As we entered the new millennium, investors faced new challenges, with an inverted Treasury curve, a loosening of the Federal Reserve Board's monetary stance and a roller coaster equity market. Now, as we enter the final quarter of 2000, fixed income managers face a stabilizing but concerned bond environment. The past twelve months has seen a flight to quality ensue as higher quality and longer maturity credits were able to post significant returns. This was largely due to investors considering the long-term risk factors in the high yield sector in conjunction with an abundance of downgrades in this sector. The new shape of the Treasury curve, which has flattened significantly, has yields on the short end higher than the long portion due to an increase in buybacks on the hump of the yield curve and the continued issuance of 30-year bonds. Leading sectors for the trailing twelve months included: Energy, Finance, and Yankee bonds (foreign issues denominated in U.S. dollars).

We have not changed our outlook towards the current environment. Our belief is that this is a good time to be in the corporate bond market. We continue to capitalize on the value in the bond market by diligently analyzing individual issues and paying particular attention to reinvestment risk since we believe that the world generally remains a deflationary place.

ANTHONY J. WILKINS IS THE PORTFOLIO MANAGER FOR THE LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                           Since
                                                               1 Year   Inception(a)
-------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND           6.89%      4.63%
Lipper Intermediate Investment Grade Debt Funds Index(b)        6.12%      4.37%
Lehman Brothers Government/Credit Intermediate Bond Index(c)    6.25%      5.07%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

            Loomis Sayles       Lipper Intermediate     Lehman Brothers
        Intermediate Duration        Investment        Government/Credit
             Fixed Income            Grade Debt           Intermediate
                 Fund                Funds Index           Bond Index
     1/31/1998                  $10,000               $10,000              $10,000
     2/28/1998                  $10,040                $9,986               $9,992
     3/31/1998                  $10,080               $10,022              $10,024
     4/30/1998                  $10,121               $10,069              $10,075
     5/31/1998                  $10,181               $10,160              $10,149
     6/30/1998                  $10,212               $10,241              $10,213
     7/31/1998                  $10,253               $10,262              $10,249
     8/31/1998                  $10,150               $10,401              $10,410
     9/30/1998                  $10,191               $10,634              $10,672
    10/31/1998                  $10,211               $10,548              $10,662
    11/30/1998                  $10,305               $10,601              $10,661
    12/31/1998                  $10,321               $10,646              $10,704
     1/31/1999                  $10,417               $10,712              $10,762
     2/28/1999                  $10,321               $10,521              $10,604
     3/31/1999                  $10,460               $10,604              $10,683
     4/30/1999                  $10,578               $10,693              $10,716
     5/31/1999                  $10,427               $10,531              $10,634
     6/30/1999                  $10,460               $10,495              $10,641
     7/31/1999                  $10,438               $10,458              $10,632
     8/31/1999                  $10,415               $10,447              $10,640
     9/30/1999                  $10,559               $10,562              $10,739
    10/31/1999                  $10,592               $10,578              $10,767
    11/30/1999                  $10,648               $10,591              $10,780
    12/31/1999                  $10,659               $10,542              $10,745
     1/31/2000                  $10,625               $10,505              $10,705
     2/29/2000                  $10,727               $10,619              $10,794
     3/31/2000                  $10,830               $10,750              $10,906
     4/30/2000                  $10,772               $10,683              $10,882
     5/31/2000                  $10,726               $10,664              $10,899
     6/30/2000                  $10,958               $10,889              $11,091
     7/31/2000                  $11,063               $10,982              $11,175
     8/31/2000                  $11,168               $11,135              $11,307
     9/30/2000                  $11,286               $11,208              $11,410

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a) INCEPTION DATE OF THE LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND IS JANUARY 28, 1998. SINCE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX AND LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE BOND INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THE INCEPTION DATE, COMPARATIVE PERFORMACE IS PRESENTED FROM JANUARY 31, 1998.

(b) THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.

(c) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE BOND INDEX IS AN UNMANAGED INDEX CONSISTING OF THOSE BONDS HELD WITHIN THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX WHICH HAVE AN AVERAGE MATURITY OF 1-10 YEARS. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX CONSISTS OF APPROXIMATELY 5,300 CORPORATE AND GOVERNMENT ISSUES WITH AT LEAST $100 MILLION OUTSTANDING FOR GOVERNMENT ISSUES AND $25 MILLION FOR CORPORATES AND GREATER THAN 1 YEAR MATURITY. THE INDEX RETURNS HAVE NOT BEEN LOWERED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. SOURCE: LEHMAN BROTHERS.


LOOMIS SAYLES INVESTMENT TRUST                                                12

FUND AND MANAGER REVIEW


LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Investment Grade Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the twelve-month period ended September 30, 2000, the Fund had a total return of 7.74%, as compared to the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index, total return of 6.74%. For the same period, the average corporate debt fund BBB-rated, as measured by Lipper Inc., had a total return of 4.98%.

There were many questions about the broader bond market entering this past year, starting with concerns over Y2K, then rising oil prices, and the Federal Reserve Board trying to suppress fears of inflation. As we entered the new millennium, investors faced new challenges, with an inverted Treasury yield curve, a loosening of the Federal Reserve Board's monetary stance and a roller coaster equity market. Now, as we enter the final calendar quarter of 2000, fixed income managers face a stabilizing but concerned bond environment. The past twelve-months has seen a flight to quality ensue as higher quality and longer maturity credits were able to post significant returns. This was largely due to investors considering the long-term risk factors in the high yield sector in conjunction with an abundance of downgrades in this sector. The new shape of the Treasury curve, which has flattened significantly, has yields on the short end higher than the long portion due to an increase in buybacks on the hump of the yield curve and the continued issuance of 30-year bonds. The Latin American and Asian sectors have stabilized politically and economically over the past year with few exceptions. Canadian credits were also positive contributors as the country has been able to sustain its growth relative to the U.S. We believe that the Fund remains well diversified and focused on long-term capital appreciation and current income. We believe it also has excellent call protection and moderate upgrade potential.

We have not changed our outlook towards the current environment. Our belief is that this is a good time to be in the corporate bond market. Gradually buying discounted issues with fairly long maturities is an approach that we are generally maintaining through this environment, both for the added yield and call protection that they provide. We continue to concentrate on extracting value through fundamental bond analysis in conjunction with relative value analysis. We are cognizant of the current yield environment, the shape of curve and economic fundamentals, but once again our approach to the market is one of taking specific risk (i.e. bond picking) and our emphasis is on long-term capital and price appreciation.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


                                                                                         Since
                                                       1 Year    3 Years   5 Years    Inception(a)
---------------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND        7.74%      4.64%    7.94%        9.84%
Lipper Corporate Debt Funds BBB-Rated Index(b)          5.29%      4.13%    5.78%        7.04%
Lehman Brothers Government/Credit Bond Index(c)         6.74%      5.82%    6.30%        7.37%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

           Loomis Sayles
            Investment        Lipper Corporate      Lehman Brothers
            Grade Fixed          Debt Funds         Government/Corp.
            Income Fund       BBB-Rated Index          Bond Index
     7/1/1994        $10,000           $10,000            $10,000
    7/31/1994        $10,120           $10,171            $10,200
    8/31/1994        $10,310           $10,211            $10,204
    9/30/1994        $10,078           $10,070            $10,050
   10/31/1994         $9,987           $10,038            $10,038
   11/30/1994         $9,915           $10,011            $10,020
   12/31/1994         $9,974           $10,061            $10,086
    1/31/1995        $10,152           $10,224            $10,280
    2/28/1995        $10,573           $10,457            $10,519
    3/31/1995        $10,753           $10,539            $10,589
    4/30/1995        $11,051           $10,729            $10,737
    5/31/1995        $11,618           $11,192            $11,187
    6/30/1995        $11,822           $11,276            $11,276
    7/31/1995        $11,745           $11,250            $11,233
    8/31/1995        $11,964           $11,415            $11,376
    9/30/1995        $12,270           $11,549            $11,492
   10/31/1995        $12,435           $11,703            $11,661
   11/30/1995        $12,755           $11,895            $11,853
   12/31/1995        $12,989           $12,091            $12,027
    1/31/1996        $13,214           $12,189            $12,102
    2/29/1996        $12,909           $11,932            $11,845
    3/31/1996        $12,909           $11,844            $11,746
    4/30/1996        $12,806           $11,769            $11,665
    5/31/1996        $12,874           $11,761            $11,646
    6/30/1996        $13,071           $11,895            $11,801
    7/31/1996        $13,106           $11,925            $11,829
    8/31/1996        $13,187           $11,919            $11,800
    9/30/1996        $13,598           $12,158            $12,009
   10/31/1996        $14,166           $12,449            $12,290
   11/30/1996        $14,665           $12,727            $12,516
   12/31/1996        $14,406           $12,604            $12,376
    1/31/1997        $14,382           $12,644            $12,391
    2/28/1997        $14,529           $12,716            $12,417
    3/31/1997        $14,233           $12,520            $12,270
    4/30/1997        $14,444           $12,705            $12,449
    5/31/1997        $14,683           $12,850            $12,565
    6/30/1997        $14,959           $13,042            $12,716
    7/31/1997        $15,722           $13,493            $13,105
    8/31/1997        $15,276           $13,314            $12,958
    9/30/1997        $15,687           $13,548            $13,162
   10/31/1997        $15,829           $13,686            $13,373
   11/30/1997        $15,855           $13,753            $13,443
   12/31/1997        $15,932           $13,900            $13,584
    1/31/1998        $16,105           $14,077            $13,776
    2/28/1998        $16,198           $14,072            $13,748
    3/31/1998        $16,372           $14,144            $13,790
    4/30/1998        $16,412           $14,204            $13,859
    5/31/1998        $16,521           $14,326            $14,008
    6/30/1998        $16,535           $14,431            $14,151
    7/31/1998        $16,326           $14,420            $14,162
    8/31/1998        $15,469           $14,315            $14,439
    9/30/1998        $15,927           $14,610            $14,852
   10/31/1998        $15,788           $14,430            $14,747
   11/30/1998        $16,365           $14,697            $14,835
   12/31/1998        $16,463           $14,733            $14,871
    1/31/1999        $16,780           $14,861            $14,977
    2/28/1999        $16,520           $14,540            $14,621
    3/31/1999        $16,942           $14,702            $14,693
    4/30/1999        $17,352           $14,807            $14,730
    5/31/1999        $17,028           $14,607            $14,578
    6/30/1999        $16,859           $14,531            $14,532
    7/31/1998        $16,627           $14,457            $14,492
    8/31/1999        $16,558           $14,404            $14,480
    9/30/1999        $16,685           $14,528            $14,611
   10/31/1999        $16,634           $14,556            $14,649
   11/30/1999        $16,748           $14,591            $14,641
   12/31/1999        $16,872           $14,568            $14,552
    1/31/2000        $16,864           $14,525            $14,548
    2/29/2000        $17,355           $14,704            $14,730
    3/31/2000        $17,613           $14,839            $14,943
    4/30/2000        $17,179           $14,659            $14,870
    5/31/2000        $17,061           $14,548            $14,856
    6/30/2000        $17,550           $14,916            $15,160
    7/31/2000        $17,767           $14,980            $15,320
    8/31/2000        $18,114           $15,253            $15,537
    9/30/2000        $17,976           $15,297            $15,595

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                            Since
                                                     1 Year   3 Years   Registration(a)
----------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND      7.74%     4.64%       6.27%
Lipper Corporate Debt Funds BBB-Rated Index(b)        5.29%     4.13%       5.89%
Lehman Brothers Government/Credit Bond Index(c)       6.74%     5.82%       7.09%

                    CUMULATIVE PERFORMANCE-REGISTRATION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

                Loomis Sayles                         Lehman Brothers
                  Investment     Lipper Corporate     Government/Corp.
                 Grade Fixed        Debt Funds              Bond
                 Income Fund      BBB-Rated Index          Index
     3/31/1997          $10,000             $10,000      $10,000
     4/30/1997           $9,984             $10,148      $10,146
     5/31/1997          $10,149             $10,264      $10,241
     6/30/1997          $10,340             $10,417      $10,364
     7/31/1997          $10,867             $10,777      $10,681
     8/31/1997          $10,559             $10,634      $10,561
     9/30/1997          $10,843             $10,821      $10,727
    10/31/1997          $10,941             $10,931      $10,899
    11/30/1997          $10,959             $10,985      $10,956
    12/31/1997          $11,012             $11,103      $11,071
     1/31/1998          $11,132             $11,244      $11,227
     2/28/1998          $11,196             $11,240      $11,205
     3/31/1998          $11,316             $11,297      $11,239
     4/30/1998          $11,344             $11,346      $11,296
     5/31/1998          $11,419             $11,443      $11,417
     6/30/1998          $11,429             $11,527      $11,533
     7/31/1998          $11,284             $11,518      $11,542
     8/31/1998          $10,692             $11,434      $11,768
     9/30/1998          $11,009             $11,670      $12,104
    10/31/1998          $10,913             $11,526      $12,019
    11/30/1998          $11,312             $11,739      $12,090
    12/31/1998          $11,379             $11,768      $12,120
     1/31/1999          $11,599             $11,870      $12,206
     2/28/1999          $11,419             $11,614      $11,916
     3/31/1999          $11,711             $11,743      $11,975
     4/30/1999          $11,995             $11,827      $12,005
     5/31/1999          $11,770             $11,668      $11,881
     6/30/1999          $11,653             $11,606      $11,844
     7/31/1999          $11,493             $11,548      $11,811
     8/31/1999          $11,446             $11,505      $11,802
     9/30/1999          $11,533             $11,604      $11,908
    10/31/1999          $11,498             $11,627      $11,939
    11/30/1999          $11,577             $11,655      $11,932
    12/31/1999          $11,663             $11,636      $11,860
     1/31/2000          $11,657             $11,602      $11,856
     2/29/2000          $11,996             $11,745      $12,005
     3/31/2000          $12,175             $11,853      $12,179
     4/30/2000          $11,875             $11,709      $12,119
     5/31/2000          $11,793             $11,620      $12,108
     6/30/2000          $12,131             $11,914      $12,355
     7/31/2000          $12,281             $11,965      $12,486
     8/31/2000          $12,521             $12,183      $12,663
     9/30/2000          $12,426             $12,218      $12,710

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a) INCEPTION DATE OF THE LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND IS JULY 1, 1994. SHARES OF THE FUND WERE REGISTERED FOR OFFER AND SALE UNDER THE SECURITIES ACT OF 1933 ON MARCH 7, 1997. IN ACCORDANCE WITH SEC REGULATIONS, PERFORMANCE INFORMATION IS PROVIDED FOR THE PERIOD BEGINNING ON MARCH 7, 1997 ("REGISTRATION"). FOR THE CONVENIENCE OF OUR LONG-TERM SHAREHOLDERS, PERFORMANCE INFORMATION IS ALSO PROVIDED FOR THE PERIOD BEGINNING ON JULY 1, 1994 ("INCEPTION"). SINCE LIPPER CORPORATE DEBT FUNDS BBB-RATED INDEX AND LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THE REGISTRATION DATE, COMPARATIVE PERFORMANCE IS PRESENTED FROM MARCH 31, 1997.

(b) THE LIPPER CORPORATE DEBT FUNDS BBB-RATED INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE BBB RATED FUNDS INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.

(c) LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS A COMPOSITE OF APPROXIMATELY 5,300 CORPORATE AND GOVERNMENT ISSUES WITH AT LEAST $100 MILLION OUTSTANDING FOR GOVERNMENT ISSUES AND $25 MILLION FOR CORPORATES AND GREATER THAN 1 YEAR MATURITY. THE INDEX RETURNS HAVE NOT BEEN LOWERED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. SOURCE:
    LEHMAN BROTHERS.


LOOMIS SAYLES INVESTMENT TRUST                                                14

FUND AND MANAGER REVIEW


LOOMIS SAYLES PROVIDENT FUND
--------------------------------------------------------------------------------

The Loomis Sayles Provident Fund attempts to achieve long-term growth of capital. For the twelve-month period ended September 30, 2000, the Fund had a total return of 25.34%, as compared to the Fund's benchmark, the S&P 500 Index, total return of 13.28%. For the same period, the average large-cap core funds, as measured by Lipper Inc., had a total return of 17.80%.

The quarter ending June 30, 2000 began with a growing recognition of and concern about just how strong the economy was in the fourth quarter 1999 and first quarter 2000. Labor markets were drum tight, and some signs of inflation were beginning to surface. Anecdotal evidence of these problems was abundant and more disturbing than the still relatively benign government numbers. This fueled concerns that the Federal Reserve Board's efforts to slow the economy to a more sustainable growth rate might need to be more aggressive and longer lasting than originally expected. With this background it is not surprising that the weakness in the very richly valued technology sector, which began in March, continued into the new quarter. Enough other stocks, most notably the cyclicals and the banks, joined in this weakness to pull the S&P 500 down 5.0% in April and May. The best relative performance during this interval was to be found in defensive sectors such as drugs and in the energy stocks. Towards the end of May, however, evidence began to emerge that the Federal Reserve Board's efforts were beginning to bear fruit. This led to hopes of a "soft landing" and an end to rate increases which fueled a recovery in technology and some of the financials. Overall, the S&P 500 rose 2.5% in June reducing the decline for the full quarter to 2.7%.

In many respects the third quarter was a replay of the second quarter as investors vacillated between fears ("hard" landing, oil prices, inflation) and hopes ("soft" landing, declining inflation, and sustained growth). Over and above these macro concerns, company and industry issues increasingly worried the market, particularly in the latter part of the quarter. Most of these concerns focused on the technology sector as evidence developed that different parts of that large universe were following the path set earlier in the year by the "dot.coms" in not living up to the expectations built into the lofty stock prices. With this as background the rally that began in June came to an end in mid July, corrected for two weeks, and then proceeded to a minor new high in late August. September, however, saw a more difficult environment as a number of companies preannounced disappointing third quarter results. The resulting decline more than offset earlier gains and the quarter ended with a 1.0% decline in the S&P 500.

Contributing to the Provident Fund's outperformance were underweighting in technology and an overweighting in energy and electric utilities. The best performing stocks AFLAC, Inc., General Dynamics Corp, Anadarko Petroleum Corp. and Nabors Industries, Inc.. By far the worst performers were Apple Computer, Inc. and American Power Conversion both of which preannounced disappointing quarters. Activity remained at a high level.

The new quarter has begun with extreme volatility. Continued preannouncements both from technology and other companies have set investors on edge. News from the Mideast and gyrating oil and natural gas prices have added to the uncertainty. Adding to these concerns are the U.S. election with both candidates promising a much less restrained fiscal policy, European central bank leadership which seems terminally inept, and signs of slowdowns in several developing countries. Thus far in October this has been enough to cause a continuation of the weakness which began in September with the technology sector being particularly impacted. In many stocks the declines have been of sufficient magnitude to approach attractive valuation levels if 2001 earnings live up to current estimates, and we have made some selective purchases. Many other stocks, however, remain at valuations virtually without precedent, and the market action itself suggests the speculative bubble is not yet fully deflated.

QUENTIN FAULKNER IS THE PORTFOLIO MANAGER FOR THE LOOMIS SAYLES PROVIDENT FUND.

AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000

                                                                              Since
                                                       1 Year    3 Years   Inception(a)
---------------------------------------------------------------------------------------
LOOMIS SAYLES PROVIDENT FUND                           25.34%    20.65%    19.70%
Lipper Large-Cap Core Funds Index(b)                   17.72%    16.15%    20.12%
S&P 500 Index(c)                                       13.28%    16.44%    21.69%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

               Loomis Sayles    Lipper Large-Cap
               Provident Fund   Core Funds Index    S&P 500 Index
     10/1/1995     $10,000            $10,000           $10,000
    10/31/1995      $9,800            $9,954             $9,964
    11/30/1995     $10,040            $10,342           $10,402
    12/31/1995     $10,042            $10,499           $10,602
     1/31/1996     $10,032            $10,808           $10,963
     2/29/1996     $10,213            $10,939           $11,065
     3/31/1996     $10,213            $11,039           $11,171
     4/30/1996     $10,443            $11,199           $11,336
     5/31/1996     $10,604            $11,423           $11,628
     6/30/1996     $10,533            $11,439           $11,672
     7/31/1996      $9,952            $10,972           $11,157
     8/31/1996     $10,283            $11,221           $11,392
     9/30/1996     $10,824            $11,803           $12,034
    10/31/1996     $11,085            $12,038           $12,365
    11/30/1996     $11,886            $12,818           $13,300
    12/31/1996     $11,609            $12,582           $13,036
     1/31/1997     $12,337            $13,270           $13,851
     2/28/1997     $12,236            $13,254           $13,959
     3/31/1997     $11,882            $12,686           $13,386
     4/30/1997     $12,408            $13,389           $14,185
     5/31/1997     $12,924            $14,201           $15,048
     6/30/1997     $13,136            $14,817           $15,724
     7/31/1997     $14,148            $15,988           $16,974
     8/31/1997     $13,511            $15,174           $16,023
     9/30/1997     $13,987            $15,955           $16,900
    10/31/1997     $13,532            $15,463           $16,336
    11/30/1997     $13,592            $15,968           $17,092
    12/31/1997     $13,430            $16,259           $17,386
     1/31/1998     $13,649            $16,419           $17,578
     2/28/1998     $14,656            $17,583           $18,846
     3/31/1998     $15,390            $18,452           $19,811
     4/30/1998     $15,697            $18,639           $20,010
     5/31/1998     $15,248            $18,321           $19,666
     6/30/1998     $15,719            $19,191           $20,465
     7/31/1998     $15,839            $19,036           $20,247
     8/31/1998     $13,528            $16,187           $17,324
     9/30/1998     $14,886            $16,992           $18,429
    10/31/1998     $15,511            $18,266           $19,929
    11/30/1998     $16,256            $19,353           $21,137
    12/31/1998     $18,026            $20,638           $22,354
     1/31/1999     $18,623            $21,359           $23,289
     2/28/1999     $17,997            $20,700           $22,565
     3/31/1999     $19,017            $21,532           $23,469
     4/30/1999     $19,570            $22,109           $24,377
     5/31/1999     $19,279            $21,523           $23,801
     6/30/1999     $20,546            $22,724           $25,125
     7/31/1999     $20,444            $22,057           $24,338
     8/31/1999     $20,196            $21,832           $24,217
     9/30/1999     $19,599            $21,240           $23,553
    10/31/1999     $19,861            $22,542           $25,044
    11/30/1999     $19,992            $23,095           $25,558
    12/31/1999     $21,374            $24,631           $27,058
     1/31/2000     $20,736            $23,635           $25,698
     2/29/2000     $21,836            $23,627           $25,212
     3/31/2000     $23,971            $25,682           $27,678
     4/30/2000     $23,971            $24,843           $26,845
     5/31/2000     $24,301            $24,210           $26,294
     6/30/2000     $23,949            $25,096           $26,943
     7/31/2000     $23,487            $24,705           $26,521
     8/31/2000     $25,336            $26,410           $28,169
     9/30/2000     $24,566            $25,003           $26,682

AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000

                                                                              Since
                                                       1 Year    3 Years   Inception(a)
---------------------------------------------------------------------------------------
LOOMIS SAYLES PROVIDENT FUND                           25.34%    20.65%     21.09%
Lipper Large-Cap Core Funds Index(b)                   17.72%    16.15%     21.39%
S&P 500 Index(c)                                       13.28%    16.44%     21.79%

                    CUMULATIVE PERFORMANCE-REGISTRATION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

               Loomis Sayles    Lipper Large-Cap
               Provident Fund   Core Funds Index    S&P 500 Index
     3/31/1997     $10,000            $10,000           $10,000
     4/30/1997     $10,000            $10,554           $10,597
     5/31/1997     $10,415            $11,194           $11,242
     6/30/1997     $10,586            $11,680           $11,742
     7/31/1997     $11,403            $12,603           $12,681
     8/31/1997     $10,889            $11,961           $11,970
     9/30/1997     $11,272            $12,577           $12,626
    10/31/1997     $10,906            $12,189           $12,204
    11/30/1997     $10,954            $12,587           $12,769
    12/31/1997     $10,823            $12,816           $12,988
     1/31/1998     $11,000            $12,942           $13,132
     2/28/1998     $11,812            $13,860           $14,079
     3/31/1998     $12,404            $14,545           $14,800
     4/30/1998     $12,651            $14,693           $14,949
     5/31/1998     $12,289            $14,442           $14,692
     6/30/1998     $12,669            $15,128           $15,289
     7/31/1998     $12,766            $15,006           $15,126
     8/31/1998     $10,903            $12,760           $12,942
     9/30/1998     $11,998            $13,394           $13,768
    10/31/1998     $12,501            $14,399           $14,888
    11/30/1998     $13,101            $15,255           $15,791
    12/31/1998     $14,528            $16,268           $16,700
     1/31/1999     $15,009            $16,837           $17,398
     2/28/1999     $14,505            $16,317           $16,858
     3/31/1999     $15,326            $16,973           $17,533
     4/30/1999     $15,772            $17,428           $18,211
     5/31/1999     $15,537            $16,966           $17,781
     6/30/1999     $16,558            $17,912           $18,770
     7/31/1999     $16,476            $17,387           $18,182
     8/31/1999     $16,276            $17,209           $18,092
     9/30/1999     $15,795            $16,743           $17,596
    10/31/1999     $16,007            $17,769           $18,709
    11/30/1999     $16,112            $18,205           $19,094
    12/31/1999     $17,225            $19,416           $20,214
     1/31/2000     $16,711            $18,631           $19,198
     2/29/2000     $17,598            $18,625           $18,835
     3/31/2000     $19,319            $20,244           $20,677
     4/30/2000     $19,319            $19,583           $20,055
     5/31/2000     $19,585            $19,084           $19,644
     6/30/2000     $19,301            $19,783           $20,128
     7/31/2000     $18,928            $19,474           $19,813
     8/31/2000     $20,419            $20,818           $21,044
     9/30/2000     $19,798            $19,709           $19,933

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.
(a) INCEPTION DATE OF THE LOOMIS SAYLES PROVIDENT FUND IS OCTOBER 1, 1995. SHARES OF THE FUND WERE REGISTERED FOR OFFER AND SALE UNDER THE SECURITIES ACT OF 1933 ON MARCH 7, 1997. IN ACCORDANCE WITH SEC REGULATIONS, PERFORMANCE INFORMATION IS PROVIDED FOR THE PERIOD BEGINNING ON MARCH 7, 1997 ("REGISTRATION"). FOR THE CONVENIENCE OF OUR LONG-TERM SHAREHOLDERS, PERFORMANCE INFORMATION IS ALSO PROVIDED FOR THE PERIOD BEGINNING ON OCTOBER 1, 1995 ("INCEPTION"). SINCE LIPPER LARGE-CAP CORE FUNDS INDEX & S&P 500 INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THE REGISTRATION DATE, COMPARATIVE PERFORMANCE IS PRESENTED FROM MARCH 31, 1997.
(b) DUE TO CHANGES IN THE WAY LIPPER DEFINES ITS CATEGORIES, THE LIPPER CATEGORY HAS BEEN CHANGED FROM GROWTH FUNDS TO LARGE-CAP CORE FUNDS. THE LIPPER LARGE-CAP CORE FUNDS INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE LARGE-CAP CORE FUNDS INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.
(c) S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED, TOTAL RETURN UNMANAGED INDEX COMPRISED OF 500 WIDELY HELD COMMON STOCKS, REPRESENTING INDUSTRIAL, UTILITY, TRANSPORTATION, AND FINANCIAL COMPANIES TRADED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND IN THE OVER-THE-COUNTER MARKET. THE INDEX RETURNS HAVE NOT BEEN REDUCED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


LOOMIS SAYLES INVESTMENT TRUST                                                16

FUND AND MANAGER REVIEW

Loomis Sayles Small Company Growth Fund

--------------------------------------------------------------------------------

The Loomis Sayles Small Company Growth Fund attempts to achieve long-term capital growth. For the twelve-month period ended September 30, 2000, the Fund had a total return of 69.49%, as compared to the Fund's benchmark, the Russell 2000 Growth Index, total return of 29.66%. For the same period, the average small-cap-growth fund, as measured by Lipper Inc., had a total return of 56.57%. We attribute this strong performance to two key factors: solid stock selection and being fully invested throughout the period.

To say the stock market experienced significant volatility during the past twelve months would be the height of understatement. Our benchmark, the Russell 2000 Growth Index, soared almost 74% from September 30, 1999, to the market peak on March 10, 2000. It then fell more than 25% from the March peak to September 30, 2000. We have also seen intra-day volatility at unprecedented levels. This exceptionally volatile environment makes the job of managing a portfolio much more difficult. Volatility raises trading costs, increases the chance of getting "whipsawed", and makes the timing of investment decisions more critical.

We believe the best way to proceed in this type of market environment is to simply "stick to our knitting". That is to focus on the strongest fundamental opportunities among small cap growth stocks. And, try to use market volatility to our advantage by adding stocks to the portfolio that we believe have been unfairly punished by investors during a correction.

We continue to have a significant portion of the portfolio invested in the technology sector. Of late, these companies have become quite controversial as concerns grow that a slowing economy, rising oil prices and a weak Euro will hurt near term spending on technology and earnings prospects. While we believe that these concerns are valid, we expect the negative impact will be felt mostly by the large multinationals, not by smaller companies that are at the leading edge of the next wave technology in areas such as communications, software and semiconductors. We have also made a significant commitment to health care issues. We believe there is significant opportunity in the rapidly emerging genomics field. The unlocking of the human genome has the potential to improve our lives and lower the cost of health care in much the same way that computers have transformed business and created a productivity boom. Interestingly, we have also found opportunities for significant growth in energy with companies benefiting from higher energy prices and the need to rebuild depleted domestic reserves.

The last twelve months' performance was exceptional. It was helped at least in part by unbounded investor enthusiasm for the emerging internet opportunity. That enthusiasm has waned. We now seem to be in an environment of slowing growth, greater investor skepticism, and lower valuations. The result has been the sharp correction underway since mid-March. We hope this environment will cause investors to temper their expectations for the balance of this year and next. This is not necessarily bad for the stock market, as we believe tempered expectations would be healthy. Indeed we remain optimistic. However, it seems unlikely that returns over the next twelve months will reach the lofty levels of the past twelve months.

CHRISTOPHER R. ELY, PHILIP C. FINE AND DAVID L SMITH ARE THE PORTFOLIO MANAGERS FOR THE LOOMIS SAYLES SMALL COMPANY GROWTH FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                                                  Since
                                                     1 Year    Inception(a)
--------------------------------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY GROWTH FUND              69.49%      62.68%
Lipper Small-Cap Growth Funds Index(b)               57.30%      52.24%
Russell 2000 Growth Index(c)                         29.66%      21.59%
Russell 2000 Index(c)                                23.39%      15.24%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

                        Loomis Sayles              Lipper         Russell         Russell
                        Small Company         Small-Cap Growth     2000            2000
                         Growth Fund            Funds Index     Growth Index       Index
     5/31/1999             $10,000                $10,000         $10,000         $10,000
     6/30/1999             $11,320                $10,936         $10,527         $10,452
     7/30/1999             $10,910                $10,897         $10,201         $10,165
     8/31/1999             $11,050                $10,745          $9,820          $9,789
     9/30/1999             $11,670                $11,134         $10,009          $9,791
    10/31/1999             $13,170                $11,783         $10,265          $9,831
    11/30/1999             $14,460                $13,270         $11,351         $10,418
    12/31/1999             $17,770                $15,946         $13,351         $11,597
     1/31/2000             $17,940                $15,780         $13,227         $11,411
     2/29/2000             $24,560                $20,403         $16,305         $13,295
     3/31/2000             $21,390                $18,801         $14,591         $12,419
     4/30/2000             $19,010                $16,477         $13,118         $11,671
     5/31/2000             $16,680                $15,130         $11,969         $10,991
     6/30/2000             $20,520                $17,795         $13,515         $11,949
     7/31/2000             $17,430                $16,637         $12,357         $11,565
     8/31/2000             $20,470                $18,426         $13,657         $12,447
     9/30/2000             $19,780                $17,514         $12,978         $12,081

The Fund's strong performance was attributable to unusually favorable conditions that are not likely to be sustainable, including strong weightings in the technology and consumer sectors, and investments in initial public offerings (IPOs.)

Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a) INCEPTION DATE OF THE LOOMIS SAYLES SMALL COMPANY GROWTH FUND IS MAY 7, 1999. SINCE LIPPER SMALL-CAP GROWTH FUNDS INDEX AND RUSSELL 2000 GROWTH INDEX PERFORMANCE DATA IS NOT AVAILABLE COINCIDENT WITH THE INCEPTION DATE, COMPARATIVE PERFORMANCE IS PRESENTED FROM MAY 31, 1999.

(b) DUE TO CHANGES IN THE WAY LIPPER DEFINES ITS CATEGORIES, THE LIPPER CATEGORY HAS BEEN CHANGED FROM SMALL-CAP FUNDS TO SMALL-CAP GROWTH FUNDS. THE LIPPER SMALL-CAP GROWTH FUNDS INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE SMALL-CAP GROWTH FUNDS INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.

(c) THE FUND CHANGED ITS BENCHMARK INDEX DURING THE FISCAL YEAR-ENDED SEPTEMBER 30, 2000 FROM THE RUSSELL 2000 INDEX TO THE RUSSELL 2000 GROWTH INDEX. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 SECURITIES WITH A GREATER THAN AVERAGE GROWTH ORIENTATION. THE RUSSELL 2000 GROWTH INDEX BETTER REPRESENTS THE INVESTMENT STRATEGY OF THE FUND. THE INDEX RETURNS HAVE NOT BEEN LOWERED FOR ONGOING MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


LOOMIS SAYLES INVESTMENT TRUST                                                18

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------
The Loomis Sayles Small Company Value Fund attempts to achieve long-term capital growth. For the twelve-month period ended September 30, 2000, the Fund had a total return of 21.83%, as compared to the Fund's benchmark, the Russell 2000 Index, total return of 23.39%. For the same period, the average small-cap value fund, as measured by Lipper Inc., had a total return of 20.39%.

October 1999 to mid-March of this year was the culmination of the phenomenal "new economy" bull market; a period in which the performance differential favoring the market's growth component compared to value exceeded 50%. Since that time, the technology tape has been in what can only be described as a bear market (perhaps best exemplified by the NASDAQ composite index, which ended September some 40% below its peak last Spring) while sectors such as electric and gas utilities and financial services have joined health care services and energy to generate strong returns for the value benchmarks. The market's external drivers have also changed over the past year. Through most of the period, a strong economy and better than expected earnings in many sectors left investors primarily concerned with trying to predict the Federal Reserve Board's next tightening move. Moving into the fall, however, fears of additional interest rate hikes were replaced by growing concern as to the magnitude and sustainability of economic growth over the next several quarters. While an economic slowdown is not yet widely evident in government economic statistics, there is growing anecdotal evidence of slowing in a broad range of sectors and industries. Commodity and other basic materials producers' results are suffering from a lack of pricing power and sluggish demand, as are a number of capital and industrial goods suppliers, retailers, and other consumer cyclical companies. Finally, there have even been signs of softening in certain of the technology groups, driven home by a reduction in earnings expectations for bellwethers such as Intel and Dell.

Entering the year's second half, it was our view that the economy was likely to slow and as a result we took steps to position the portfolio for such an eventuality. These included a reduction in exposure to technology, an increase in our financial services and utility position, and a reduction in our materials and processing sector weight. There has been no change in our overall investment strategy or stock selection process--we continue to emphasize a high level of earnings predictability and visibility along with strong value characteristics.

Over the past year, the Fund's best performing sector on an absolute basis was health care, where the return exceeded 74%. Other sectors with particularly strong appreciation were technology and energy. On a relative basis, the portfolio's best performing sectors were autos and transportation and consumer discretionary. The portfolio's worst performing sector on an absolute basis over the past year was utilities, where performance was hurt by poor returns in telecommunications services. Although our health care stocks delivered strong absolute performance over the past twelve months, it was actually a poor performing sector for the portfolio on a relative basis. This is because of an underweight position throughout the year in the biotechnology industry, an industry in which few issues fall within our valuation and stock selection criteria. When considering the performance of individual issues, we would note that the Fund benefited from a number of takeovers over the course of the year, including Hadco and Pairgain in the technology sector, Burns International Services in the consumer discretionary category, Cordant Technologies in aerospace, and Acuson and Pathogenesis in the health care sector.

Moving into the new fiscal year, we expect the residue of six consecutive Federal Reserve Board rate hikes, high-energy prices, unfavorable exchange rate trends and an uncertain election outcome continue to justify a defensive bias in our investment posture. In this environment investors are likely to migrate toward companies with solid and predictable growth prospects, tangible earnings and cash flow, and reasonable valuation metrics. We also believe the leveling of performance between investment styles and the broadening participation evident in the latter half of fiscal 2000 will continue. While it may be too soon to suggest the emergence of a new cycle favoring the small cap value investment style, we believe the Fund is well positioned to take advantage of the trends we anticipate over the next several months.

JOSEPH GATZ AND DANIEL THELEN ARE THE PORTFOLIO MANAGERS FOR THE LOOMIS SAYLES SMALL COMPANY VALUE FUND.

                         AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                  Since
                                                     1 Year    Inception(a)
--------------------------------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY VALUE FUND               21.83%       11.42%
Lipper Small-Cap Value Funds Index(b)                16.86%        6.35%
Russell 2000 Index(c)                                23.39%       12.29%

                       CUMULATIVE PERFORMANCE-INCEPTION(a) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

                      Russell       Loomis Sayles             Lipper
                       2000         Small Company         Small Cap Value
                       Index         Value Fund             Funds Index
          6/30/1999   $10,000          $10,000                $10,000
          7/31/1999   $9,726           $9,900                 $9,890
          8/31/1999   $9,366           $9,610                 $9,483
          9/30/1999   $9,368           $9,400                 $9,241
         10/31/1999   $9,406           $9,320                 $8,989
         11/30/1999   $9,967           $9,720                 $9,217
         12/31/1999   $11,095          $10,113                $9,628
          1/31/2000   $10,917          $9,853                 $9,261
          2/29/2000   $12,720          $10,611                $9,530
          3/31/2000   $11,881          $11,089                $9,975
          4/30/2000   $11,166          $11,016                $9,911
          5/31/2000   $10,516          $10,476                $9,827
          6/30/2000   $11,432          $10,902                $10,105
          7/31/2000   $11,065          $10,912                $10,198
          8/31/2000   $11,909          $11,649                $10,830
          9/30/2000   $11,559          $11,452                $10,800

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE DATA REFLECTS CERTAIN FEE WAIVERS AND REIMBURSEMENTS. WITHOUT SUCH WAIVERS, PERFORMANCE AND RANKINGS WOULD BE LOWER.

(a)   INCEPTION DATE OF THE LOOMIS SAYLES SMALL COMPANY VALUE FUND IS JUNE 30,
      1999.

(b) DUE TO CHANGES IN THE WAY LIPPER DEFINES ITS CATEGORIES, THE LIPPER CATEGORY HAS BEEN CHANGED FROM SMALL-CAP FUNDS TO SMALL-CAP VALUE FUNDS. THE LIPPER SMALL-CAP VALUE FUNDS INDEX IS AN EQUALLY WEIGHTED UNMANAGED INDEX OF TYPICALLY THE 30 LARGEST MUTUAL FUNDS WITHIN THE SMALL-CAP VALUE FUNDS INVESTMENT OBJECTIVE. RETURNS ARE ADJUSTED FOR THE REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. SOURCE: LIPPER INC.

(c) RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX (A BROAD MARKET INDEX), REPRESENTING APPROXIMATELY 8% OF THE RUSSELL 3000 INDEX TOTAL MARKET CAPITALIZATION. THE INDEX RETURNS HAVE NOT BEEN REDUCED FOR ONGOING, MANAGEMENT AND OPERATING EXPENSES APPLICABLE TO MUTUAL FUND INVESTMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

LOOMIS SAYLES INVESTMENT TRUST                                                20

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-2.8% OF NET ASSETS

FINANCIAL SERVICES--2.8%
Finova Capital Corp., 6.625%, 9/15/01                                           $500,000       $   430,000
                                                                                               -----------
  TOTAL BONDS AND NOTES
   (Identified Cost $470,000)                                                                      430,000
                                                                                               -----------
MUNICIPAL BONDS AND NOTES-92.2% OF NET ASSETS

California Educational Facilities Authority Revenue,
  6.000%, 2/15/17                                                                600,000           624,168
California Health Facilities Authority Revenue, Series A,
  (MBIA Insured), 5.550%, 8/15/25                                                300,000           299,976
California Housing Finance Agency, (MBIA Insured),
  5.500%, 8/01/17                                                                500,000           496,705
California Pollution Control, 5.000%, 4/01/08                                    425,000           438,965
California State General Obligations, 5.500%, 6/01/01                            500,000           505,775
California State General Obligations, 5.750%, 3/01/13                            505,000           529,351
California State General Obligations, (MBIA Insured),
  6.000%, 10/01/14 (Prerefunded 10/1/02 @ 102)                                   240,000           252,967
California State General Obligations, (MBIA Insured),
  6.000%, 10/01/14                                                                10,000            10,415
California State Public Works Board, Community College,
  5.200%, 3/01/06                                                                200,000           207,368
California State Public Works Board, Community College,
  5.200%, 4/01/07                                                                500,000           520,315
California State Public Works Lease, 5.400%, 4/01/04                             200,000           206,734
California State Water Resources Development,
  5.000%, 3/01/01 (Prerefunded 6/15/00 @ 102)                                    200,000           201,032
California Statewide Community Development,
  St. Joseph Health Systems, 4.750%, 7/01/16                                     500,000           450,525
East Bay California Municipal Utility Water Systems,
  6.000%, 6/01/12                                                                500,000           521,025
Fresno, California, Unified School District, Series D
  (FSA Insured), 5.125%, 8/01/18                                                 500,000           484,280
Industry, California, (MBIA insured), 5.700%, 7/01/18                            290,000           299,335
Los Angeles State Building Authority, Lease Revenue,
  5.375%, 5/01/06                                                                300,000           313,635
Los Angeles, California, Electric Plant Revenue,
  (MBIA Insured), Department of Water & Power,
  6.000%, 6/01/13                                                                500,000           514,620
Los Angeles, California, Water and Power Waterworks
  Revenue, (Department of Water & Power),
  6.500%, 11/01/10                                                               350,000           364,791
Northern California Power Agency, Public Revenue,
  5.250%, 7/01/02                                                                250,000           252,965
Riverside, California, Electric Revenue, (MBIA Insured),
  5.200%, 10/01/08                                                               230,000           238,087

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES-CONTINUED

Sacramento, California, Municipal Utility District,
  5.700%, 5/15/12                                                               $500,000       $   515,060
Sacramento, California, Power Authority,
  6.000%, 7/01/02                                                                500,000           510,875
San Diego, California, Open Space Park Facility,
  District One, 5.750%, 1/01/08                                                  250,000           262,942
San Francisco Bay Area Rapid Transit Authority,
  (FGIC Insured), 5.450%, 7/01/08                                                200,000           210,438
San Francisco, California, City & County International
  Airport Revenue, (AMBAC Insured), 6.200%, 5/01/04
  (Prerefunded 5/01/02 @ 102)                                                    120,000           126,014
San Francisco, California, City & County International
  Airport Revenue, (AMBAC Insured), 6.200%, 5/01/04                              180,000           188,797
San Francisco, California, City & County Public Utility
  Water Revenue, Series A, 6.375%, 11/01/06                                      500,000           529,210
San Francisco, California, City & County Redevelopment
  Project, Series B, 5.200%, 8/01/08
  (Prerefunded 8/01/03 @ 100)                                                    250,000           256,445
San Francisco, California, Public Utilities, 6.000%, 11/01/15                    500,000           509,125
San Francisco, California, Sewer Revenue, (AMBAC Insured),
  6.000%, 10/01/11                                                               500,000           524,655
San Francisco, California, State Building Authority,
  5.125%, 10/01/07                                                               250,000           259,730
San Jose, California, Airport Revenue, (FGIC Insured),
  5.875%, 3/01/07                                                                200,000           216,872
Santa Clara, California, Electric Revenue, (MBIA Insured),
  6.250%, 7/01/13 (Prerefunded 7/01/01 @ 102)                                    250,000           259,188
Southern California, Public Power Transmission Revenue,
  (MBIA Insured), 5.250%, 7/01/10                                                500,000           526,160
Turlock, California, Irrigation District Revenue,
  (MBIA Insured), 5.750%, 1/01/18                                                500,000           506,805
University of California Revenue, Series B,
  5.800%, 9/01/07 (Prerefunded 9/1/03 @ 102)                                     415,000           440,693
University of California Revenue, Series B, 6.500%, 9/01/03                      300,000           316,839
University of California Revenue, Series C, (AMBAC Insured),
  4.700%, 9/01/06                                                                200,000           203,248
                                                                                               -----------
                                                                                                14,096,130
                                                                                               -----------

  TOTAL MUNICIPAL BONDS AND NOTES
   (Identified Cost $14,028,282)                                                                14,096,130
                                                                                               -----------


LOOMIS SAYLES INVESTMENT TRUST                                              22

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.7% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated 9/29/00 at 5.250% to be repurchased at $563,246 on
   10/02/00 collateralized by $540,000 U.S. Treasury Bond,
   8.375% due 8/15/08 with a value of $575,775                                  $563,000        $  563,000

  TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $563,000)                                                                      563,000
                                                                                               -----------

TOTAL INVESTMENTS--98.7%
  (IDENTIFIED COST $15,061,282) @                                                               15,089,130
  Cash and Other Assets, Less Liabilities--1.3%                                                    205,213
                                                                                               -----------
NET ASSETS--100%                                                                               $15,294,343
                                                                                               ===========

+ See Note 1.
@ At September 30, 2000, the net unrealized appreciation on investments based on cost of $15,061,282 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $222,762 and $194,914, respectively, resulting in net unrealized appreciation of $27,848.

Key to Abbreviations:
AMBAC:   American Municipal Bond Assurance Corporation
FGIC:    Federal Guaranty Insurance Corporation
FSA:     Financial Security Assurance
MBIA:    Municipal Bond Insurance Association

     TEN LARGEST HOLDINGS BY MUNICIPAL CLASSIFICATION AT SEPTEMBER 30, 2000
                          AS A PERCENTAGE OF NET ASSETS

             General Obligations                             20.7%
             Utilities                                       18.4%
             Education                                       15.1%
             Revenue                                         11.6%
             Water & Sewer                                   10.2%
             Public Works                                     6.4%
             Healthcare-Services                              4.9%
             Financial Services                               2.8%
             Air Transport                                    2.1%
             Auto & Related                                   1.4%

                 See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES CORE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-96.6% OF NET ASSETS

BANKS/SAVINGS & LOANS--7.2%
  Banc One Corp., 8.000%, 4/29/27                                            $   550,000       $   548,927
  First America Bank Corp., 7.750%, 7/15/04                                      150,000           151,929
  Standard Federal Bank, 7.750%, 7/17/06                                         450,000           462,096
                                                                                               -----------
                                                                                                 1,162,952
                                                                                               -----------

BROADCASTING--1.4%
  Adelphia Communications Corp., 9.375%, 11/15/09                                250,000           227,500
                                                                                               -----------

CHEMICALS--1.5%
  Lyondell Chemical Co., 10.875%, 5/01/09                                        250,000           242,500
                                                                                               -----------

COMPUTER HARDWARE--2.2%
  Seagate Technology, Inc., 7.125%, 3/01/04                                      122,000           115,895
  Seagate Technology, Inc., 7.370%, 3/01/07                                      265,000           240,082
                                                                                               -----------
                                                                                                   355,977
                                                                                               -----------

FINANCIAL SERVICES--11.7%
  Duke Capital Corp., 8.000%, 10/01/19                                           600,000           607,839
  EQCC Home Equity Loan Trust, Class A,
   6.347%, 8/25/22                                                             1,000,000           984,790
  Household Finance Corp., 7.200%, 7/15/06                                       300,000           297,946
                                                                                               -----------
                                                                                                 1,890,575
                                                                                               -----------

FOREIGN GOVERNMENT/AGENCY--3.4%
  United Mexican States, 11.500%, 5/15/26                                        450,000           546,300
                                                                                               -----------

FOREST & PAPER PRODUCTS--2.6%
  Boise Cascade Corp., 9.800%, 4/15/03                                           200,000           208,046
  Boise Cascade Corp., 9.980%, 3/27/03                                           200,000           208,710
                                                                                               -----------
                                                                                                   416,756
                                                                                               -----------

GOVERNMENT AGENCIES--5.7%
  Federal National Mortgage Association, 6.375%, 6/15/09                         300,000           291,798
  Federal National Mortgage Association, 7.500%, 9/01/30                         622,809           621,252
                                                                                               -----------
                                                                                                   913,050
                                                                                               -----------

MORTGAGE RELATED--28.4%
  Comed Transitional Funding Trust, Class A, 5.630%, 6/25/09                     440,000           411,950
  Federal Home Loan Mortgage Corp., 6.500%, 1/01/27                               90,428            87,150
  Federal Home Loan Mortgage Corp., 8.000%, 7/01/25                               17,093            17,392
  Federal Home Loan Mortgage Corp., 8.000%, 12/01/26                              39,570            40,176
  Federal National Mortgage Association, 7.000%, 12/01/11                        520,325           519,186
  Federal National Mortgage Association, 7.500%, 1/01/27                          92,342            92,342
  Federal National Mortgage Association, 7.500%, 9/01/30                       1,000,000           997,500
  Federal National Mortgage Association, 8.000%, 6/01/15                         578,974           589,465
  Federal National Mortgage Association, 8.000%, 4/01/30                         486,332           492,713
  Government National Mortgage Association, 6.500%, 4/15/26                       97,806            94,383
  Government National Mortgage Association, 8.500%, 4/15/23                       50,759            52,297
  Government National Mortgage Association, 8.500%, 4/15/30                      684,881           703,927


LOOMIS SAYLES INVESTMENT TRUST                                                24

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

MORTGAGE RELATED--CONTINUED
  Government National Mortgage Association, 9.500%, 9/15/20                  $    61,962       $    64,421
  Residential Funding Mortgage, Inc., 6.750%, 12/25/14                           424,273           416,525
                                                                                               -----------
                                                                                                 4,579,427
                                                                                               -----------

NATURAL GAS--4.0%
  Columbia Gas Systems, Inc., 7.050%, 11/28/07                                   675,000           647,980
                                                                                               -----------

OIL & GAS--5.0%
  Ensco International, Inc., 6.750%, 11/15/07                                    350,000           333,823
  Union Oil Co., 7.500%, 2/15/29                                                 500,000           476,505
                                                                                               -----------
                                                                                                   810,328
                                                                                               -----------

REAL ESTATE INVESTMENT TRUSTS--2.2%
  Developers Diversified Realty Corp., 6.800%, 7/23/02                           125,000           122,793
  Host Marriott Corp., Series B, 7.875%, 8/01/08                                 250,000           230,625
                                                                                               -----------
                                                                                                   353,418
                                                                                               -----------

SECURITIES--3.9%
  Lehman Brothers Holdings, Inc., 6.125%, 7/15/03                                495,000           483,610
  Lehman Brothers Holdings, Inc., 7.250%, 4/15/03                                150,000           150,779
                                                                                               -----------
                                                                                                   634,389
                                                                                               -----------

TELECOMMUNICATIONS--3.5%
  Charter Communications Holdings, 10.000%, 4/01/09                              150,000           147,000
  RCN Corp., 10.125%, 1/15/10                                                    250,000           178,750
  Williams Communications Group, Inc., 10.875%, 10/01/09                         250,000           228,125
                                                                                               -----------
                                                                                                   553,875
                                                                                               -----------

TRANSPORTATION--1.6%
  Union Pacific Corp., 6.700%, 12/01/06                                          260,000           248,807
                                                                                               -----------

U.S. GOVERNMENT--3.2%
  U.S. Treasury Notes, 7.250%, 8/15/04                                           490,000           512,202
                                                                                               -----------

UTILITIES--9.1%
  Boston Edison Co., 6.800%, 3/15/03                                             400,000           396,496
  Commonwealth Edison Co., 7.375%, 1/15/04                                       586,000           591,204
  MidAmerican Energy Holdings Co., 6.375%, 6/15/06                               500,000           476,720
                                                                                               -----------
                                                                                                 1,464,420
                                                                                               -----------

  TOTAL BONDS AND NOTES
   (Identified Cost $15,786,526)                                                                15,560,456
                                                                                               -----------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.0% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated 9/29/00 at 5.250% to be repurchased at $323,141 on
   10/02/00 collateralized by $310,000 U.S. Treasury Bond,
   8.375% due 8/15/08 with a value of $330,538                                  $323,000       $   323,000
                                                                                               -----------

  TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $323,000)                                                                      323,000
                                                                                               -----------

TOTAL INVESTMENTS--98.6%
  (IDENTIFIED COST $16,109,526) @                                                               15,883,456
  Cash and Other Assets, Less Liabilities--1.4%                                                    223,654
                                                                                               -----------

NET ASSETS--100%                                                                               $16,107,110
                                                                                               ===========

+ See Note 1.
@ At September 30, 2000, the net unrealized depreciation on investments based on cost of $16,109,526 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $101,412 and 327,482, respectively, resulting in net unrealized depreciation of $226,070.

                 See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST                                                26

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-91.8% OF NET ASSETS

NON-CONVERTIBLE BONDS-76.4%

AEROSPACE/DEFENSE--2.7%
  Lockheed Martin Corp., 7.750%, 5/01/26                               USD     4,000,000       $ 3,863,240
  Raytheon Co., 6.400%, 12/15/18                                               1,225,000         1,038,910
  Raytheon Co., 6.750%, 3/15/18                                                5,000,000         4,337,800
  Raytheon Co., 7.000%, 11/01/28                                               1,500,000         1,279,605
  Raytheon Co., 7.200%, 8/15/27                                                1,000,000           877,150
                                                                                               -----------
                                                                                                11,396,705
                                                                                               -----------

AIRLINES--0.8%
  Delta Air Lines, Inc., 8.300%, 12/15/29                                      3,897,000         3,522,226
                                                                                               -----------

AUTO & RELATED--2.5%
  Dana Corp., 7.000%, 3/15/28                                                    500,000           415,400
  Dana Corp., 7.000%, 3/01/29                                                    750,000           602,205
  Delphi Automotive Systems Corp., 7.125%, 5/01/29                             4,700,000         4,002,238
  Exide Corp., 10.000%, 4/15/05                                                  225,000           173,250
  Ford Motor Co., 6.375%, 2/01/29                                                750,000           603,758
  Ford Motor Co., 6.625%, 10/01/28                                             3,650,000         3,069,102
  TRW, Inc., 6.650%, 1/15/28                                                   1,000,000           794,410
  TRW, Inc., 7.750%, 6/01/29                                                   1,185,000         1,068,948
                                                                                               -----------
                                                                                                10,729,311
                                                                                               -----------

BANKS/SAVINGS & LOANS--1.5%
  Keycorp Capital II, 6.875%, 3/17/29                                          5,250,000         4,082,243
  Keycorp Capital III, 7.750%, 7/15/29                                         2,500,000         2,164,625
                                                                                               -----------
                                                                                                 6,246,868
                                                                                               -----------

BROADCASTING--0.7%
  Fox Family Worldwide, Inc., Zero Coupon
   Bond, 11/01/07 (step to 10.250% on 11/01/02) #                              4,100,000         2,982,750
                                                                                               -----------

BUILDING MATERIALS--0.3%
  Owens Corning, 7.500%, 8/01/18 ^                                             3,500,000         1,006,250
  Owens Corning, 7.700%, 5/01/08 ^                                               500,000           165,000
                                                                                               -----------
                                                                                                 1,171,250
                                                                                               -----------

CANADIAN--15.4%
  Canadian Government, Zero Coupon Bond, 6/01/22                       CAD    17,500,000         3,266,155
  Canadian Government, Zero Coupon Bond, 6/01/25                              71,460,000        11,877,220
  Clearnet Communications, Inc., Zero Coupon Bond,
   5/15/08 (step to 10.400% on 5/15/03) #                                      2,500,000         1,418,943
  New Brunswick FM Project, Zero Coupon Bond,
   11/30/27 (step to 6.470% on 5/30/03) 144A #                                 1,250,000           684,625
  Ontario Hydro, Zero Coupon Bond, 8/06/21                                    15,000,000         2,627,942
  Ontario Hydro, Zero Coupon Bond, 10/15/21                                   10,000,000         1,730,754
  Province of Alberta, 5.000%, 12/16/08                                        2,000,000         1,243,066
  Province of Alberta, 5.394%, 6/14/13                                         2,302,500         1,465,781
  Province of Alberta, 5.930%, 9/16/16                                         1,513,648           989,396

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

CANADIAN--CONTINUED
  Province of British Columbia, Zero Coupon Bond, 8/23/13              CAD    11,700,000       $ 3,395,504
  Province of British Columbia, Zero Coupon Bond, 9/05/20                     17,278,000         3,135,930
  Province of British Columbia, Zero Coupon Bond, 5/15/21                      4,500,000           780,664
  Province of British Columbia, Zero Coupon Bond, 8/19/22                      7,365,000         1,190,582
  Province of British Columbia, Zero Coupon Bond, 9/08/23                      3,300,000           500,090
  Province of British Columbia, Zero Coupon Bond, 8/23/24                     18,000,000         2,574,711
  Province of British Columbia, Zero Coupon Bond, 11/19/27                     8,150,000           996,346
  Province of British Columbia, 5.700%, 6/18/29                                4,300,000         2,617,563
  Province of Manitoba, Zero Coupon Bond, 3/05/31                             10,000,000         1,063,422
  Province of Manitoba, 6.500%, 9/22/17                                        5,075,000         3,426,519
  Province of Manitoba, 7.750%, 12/22/25                                       5,295,000         4,095,476
  Province of Newfoundland, 6.150%, 4/17/28                                    1,000,000           626,958
  Province of Ontario, Zero Coupon Bond, 7/13/22                              17,200,000         2,868,725
  Province of Ontario, Zero Coupon Bond, 6/02/27                              52,950,000         6,908,634
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14                          5,000,000         1,400,778
  Province of Saskatchewan, 5.750%, 3/05/29                                    3,460,000         2,119,980
  Province of Saskatchewan (Certificate of Deposit), Zero
   Coupon Bond, 2/04/22                                                       13,500,000         2,236,897
  Province of Saskatchewan (Certificate of Deposit), Zero
   Coupon Bond, 5/30/25                                                        4,375,000           607,474
                                                                                               -----------
                                                                                                65,850,135
                                                                                               -----------

COMMUNICATIONS--0.5%
  Charter Communications Holdings, Zero Coupon
   Bond, 4/01/11 (step to 9.920% on 4/04/04) #                         USD     3,500,000         2,030,000
                                                                                               -----------

COMPUTER HARDWARE--0.9%
  Apple Computer, Inc., 6.500%, 2/15/04                                        1,325,000         1,205,750
  International Business Machines Corp., 5.375%, 2/01/09                         100,000            89,993
  Seagate Technology, Inc., 7.450%, 3/01/37                                    2,725,000         2,628,761
                                                                                               -----------
                                                                                                 3,924,504
                                                                                               -----------

COMPUTER SERVICES--0.2%
  Rhythms NetConnections, Inc., Series B, Zero Coupon
   Bond, 5/15/08 (step to 13.500% on 5/15/03) #                                1,800,000           684,000
                                                                                               -----------

ELECTRONIC COMPONENTS--0.1%
  Westinghouse Electric Corp., 7.875%, 9/01/23                                   500,000           495,135
  Zenith Electronics Corp., 8.190%, 11/01/09                                     541,000           156,890
                                                                                               -----------
                                                                                                   652,025
                                                                                               -----------

ENTERTAINMENT--3.3%
  Time Warner Entertainment Co., 6.875%, 6/15/18                               2,840,000         2,568,979
  Time Warner Entertainment Co., 6.950%, 1/15/28                               6,650,000         5,891,301
  Time Warner Entertainment Co., 7.570%, 2/01/24                               1,625,000         1,524,299
  Time Warner, Inc., 6.625%, 5/15/29                                           4,700,000         3,984,801
                                                                                               -----------
                                                                                                13,969,380
                                                                                               -----------


LOOMIS SAYLES INVESTMENT TRUST                                                28

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

FINANCIAL SERVICES--1.8%
  Associates Corporation of North America,
   6.250%, 11/01/08                                                    USD        75,000       $    70,088
  Commercial Credit Co., 6.500%, 6/01/05                                          50,000            49,082
  Merey Sweeny LP, 8.850%, 12/18/19 144A                                         875,000           875,508
  Sears Roebuck Acceptance Corp., 6.000%, 3/20/03                                 50,000            48,560
  Security Capital Group, Inc., 7.700%, 6/15/28                                2,000,000         1,646,800
  US West Capital Funding, Inc., 6.375%, 7/15/08                                 100,000            93,210
  US West Capital Funding, Inc., 6.500%, 11/15/18                              1,325,000         1,165,655
  US West Capital Funding, Inc., 6.875%, 7/15/28                               4,320,000         3,862,685
                                                                                               -----------
                                                                                                 7,811,588
                                                                                               -----------

FOOD & BEVERAGE--1.3%
  Borden, Inc., 7.875%, 2/15/23                                                1,850,000         1,376,900
  ConAgra, Inc., 7.000%, 10/01/28                                              2,500,000         2,153,900
  Pepsi Bottling Group, Inc., 7.000%, 3/01/29                                  2,250,000         2,062,237
                                                                                               -----------
                                                                                                 5,593,037
                                                                                               -----------

FOREIGN GOVERNMENT/AGENCY--6.7%
  Escom, 11.000%, 6/01/08                                              ZAR    14,500,000         1,737,587
  Republic of Argentina, 6.000%, 3/31/23                               USD       500,000           343,000
  Republic of Argentina, 8.875%, 3/01/29                                       1,500,000           997,005
  Republic of Argentina, 9.750%, 9/19/27                                       1,000,000           794,000
  Republic of Brazil, 10.125%, 5/15/27                                         5,777,000         4,477,175
  Republic of Brazil, 11.000%, 8/17/40                                         1,875,000         1,495,313
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK                              11,544,447         8,831,502
  Republic of Peru, 3.750%, 3/07/17
   (step to 4.000% on 3/07/01) #                                               1,000,000           562,500
  Republic of Philippines, 9.875%, 1/15/19                                       750,000           615,000
  Republic of Philippines, 10.625%, 3/16/25                                    2,000,000         1,690,000
  Republic of South Africa, 8.500%, 6/23/17                                    1,800,000         1,642,500
  Republic of South Africa, 12.500%, 12/21/06                          ZAR     4,000,000           537,491
  Republic of South Africa, 13.000%, 8/31/11                                  10,700,000         1,434,649
  Republic of South Africa, 13.500%, 9/15/15                                   7,500,000         1,036,902
  Republic of Venezuela, 9.250%, 9/15/27                               USD     3,750,000         2,536,125
                                                                                               -----------
                                                                                                28,730,749
                                                                                               -----------

FOREIGN ISSUER--9.6%
  APP China Group Ltd., 14.000%, 3/15/10 144A                                  2,900,000         1,334,000
  Bangko Sentral Pilipinas, 8.600%, 6/15/27                                    2,500,000         1,700,000
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A                           4,400,000         3,454,000
  Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                              1,000,000           818,810
  Compania de Alimentos Fargo SA, 13.250%, 8/01/08                             2,500,000         2,000,000
  Embotelladora Andina SA, 7.625%, 10/01/27                                    1,300,000         1,089,280
  Empresa Nacional de Electricidad SA (Endesa),
   7.875%, 2/01/27                                                               950,000           834,774
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A                                   750,000           685,358
  Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07                          1,000,000           490,000

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

FOREIGN ISSUER--CONTINUED
  Jazztel Plc, 13.250%, 12/15/09                                       EUR       500,000       $   393,111
  Jazztel Plc, 14.000%, 7/15/10 144A                                             250,000           214,104
  Korea Electric Power Corp., 6.750%, 8/01/27                          USD       500,000           480,345
  Korea Electric Power Corp., 7.400%, 4/01/16                                  1,148,250         1,056,987
  Multicanal SA, 10.500%, 4/15/18                                                500,000           340,000
  Perez Companc SA, 8.125%, 7/15/07 144A                                       1,550,000         1,333,000
  Petroleos Mexicanos, 8.625%, 12/01/23 144A                                     250,000           225,000
  Petroleos Mexicanos, 9.250%, 3/30/18                                           650,000           632,937
  Petroleos Mexicanos, 9.500%, 9/15/27                                         1,450,000         1,421,000
  Petrozuata Finance, Inc., 8.220%, 4/01/17 144A                                 350,000           288,750
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17                        400,000           269,606
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07                         3,100,000         1,519,000
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27                         3,250,000         1,235,000
  Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17                         2,000,000           820,000
  PTC International Finance BV, Zero Coupon Bond,
   7/01/07 (step to 10.750% on 7/01/02) #                                      2,000,000         1,400,000
  Quezon Power Philippines Co., 8.860%, 6/15/17                                1,820,000         1,456,000
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                          2,000,000         1,526,800
  Siam Commercial Bank Public Co. Ltd., 7.500%,
   3/15/06 144A                                                                  750,000           645,000
  Southern Peru Ltd., 7.900%, 5/30/07                                            340,537           319,356
  Tata Electric Co., 8.500%, 8/19/17 144A                                      3,150,000         2,604,987
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                2,500,000         2,113,790
  Thai Farmers Bank Plc, 8.250%, 8/21/16 144A                                  3,000,000         2,340,000
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04                                 1,675,000           971,500
  Total Access Communication Public Co. Ltd., 8.375%,
   11/04/06 144A                                                               3,850,000         3,388,000
  Transener SA, 9.250%, 4/01/08 144A                                           1,000,000           910,000
  Transportacion Maritima Mexicana SA de CV, 10.000%,
   11/15/06                                                                    1,000,000           740,000
                                                                                               -----------
                                                                                                41,050,495
                                                                                               -----------

FOREST & PAPER PRODUCTS--3.1%
  Champion International Corp., 7.350%, 11/01/25                               2,425,000         2,181,021
  Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                        2,000,000         1,720,760
  Georgia-Pacific Group, 7.375%, 12/01/25                                      6,000,000         5,270,700
  Georgia-Pacific Group, 7.750%, 11/15/29                                      2,500,000         2,279,000
  International Paper Co., 6.875%, 11/01/23                                    1,000,000           860,010
  International Paper Co., 6.875%, 4/15/29                                     1,000,000           850,180
                                                                                               -----------
                                                                                                13,161,671
                                                                                               -----------

GOVERNMENT AGENCIES--1.8%
  Federal Home Loan Mortgage Corp., 6.500%, 5/15/08                              184,464           181,638
  Federal National Mortgage Association, Zero Coupon
   Bond, 10/29/07                                                      NZD    11,450,000         2,757,181
  Federal National Mortgage Association, 6.250%, 5/15/29               USD     3,650,000         3,365,994
  Federal National Mortgage Association, 6.375%, 8/15/07               AUD     3,000,000         1,588,129
                                                                                               -----------
                                                                                                 7,892,942
                                                                                               -----------


LOOMIS SAYLES INVESTMENT TRUST                                                30

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

HEALTHCARE--PRODUCTS--0.2%
  Bausch & Lomb, Inc., 7.125%, 8/01/28                                 USD     1,250,000       $   763,863
                                                                                               -----------

HEALTHCARE--SERVICES--0.9%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                              2,250,000         1,721,250
  Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                               1,500,000         1,260,000
  Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                               1,000,000           837,500
                                                                                               -----------
                                                                                                 3,818,750
                                                                                               -----------

HOME BUILDERS--0.2%
  Pulte Corp., 7.625%, 10/15/17                                                1,000,000           799,500
                                                                                               -----------

INSURANCE--0.2%
  Conseco, Inc., 8.500%, 10/15/02                                              1,000,000           795,000
                                                                                               -----------

MEDIA & ENTERTAINMENT--0.1%
  News America Holdings, Inc., 7.700%, 10/30/25                                  700,000           644,301
                                                                                               -----------

OIL & GAS--5.9%
  Anadarko Petroleum Corp., 6.625%, 1/15/28                                    1,000,000           833,040
  Chesapeake Energy Corp., 8.500%, 3/15/12                                       500,000           438,750
  Chesapeake Energy Corp., Series B, 7.875%, 3/15/04                             700,000           658,000
  Global Marine, Inc., 7.000%, 6/01/28                                         1,000,000           892,460
  Hvide Marine, Inc., 12.500%, 6/30/07                                           502,708           432,329
  Kerr-McGee Corp., 7.125%, 10/15/27                                             800,000           719,168
  Pennzoil-Quaker State Co., 7.375%, 4/01/29                                   8,100,000         6,065,766
  Phillips 66 Capital Trust II, 8.000%, 1/15/37                                1,300,000         1,149,161
  Pioneer Natural Resources Co., 6.500%, 1/15/08                               1,000,000           875,110
  Pioneer Natural Resources Co., 7.200%, 1/15/28                                 750,000           596,250
  Seagull Energy Corp., 7.500%, 9/15/27                                        3,500,000         2,992,500
  Tennessee Gas Pipeline Co., 7.000%, 10/15/28                                 1,750,000         1,560,667
  Tosco Corp., 7.800%, 1/01/27                                                 3,400,000         3,291,948
  Union Pacific Resources Group, Inc., 7.050%, 5/15/18                           500,000           465,120
  Union Pacific Resources Group, Inc., 7.150%, 5/15/28                         2,800,000         2,575,076
  Union Pacific Resources Group, Inc., 7.950%, 4/15/29                         1,000,000         1,011,620
  Williams Companies, Inc., 7.625%, 7/15/19                                      500,000           485,285
                                                                                               -----------
                                                                                                25,042,250
                                                                                               -----------

OIL & GAS DRILLING EQUIPMENT--0.7%
  R & B Falcon Corp., Series B, 7.375%, 4/15/18                                3,500,000         3,119,375
                                                                                               -----------

RAIL--TRANSPORT--0.1%
  Missouri Pacific Railroad Co., 5.000%, 1/01/45                                 500,000           259,375
                                                                                               -----------

REAL ESTATE INVESTMENT TRUSTS--4.1%
  AMB Property Corp., 7.500%, 6/30/18                                          1,500,000         1,332,435
  CarrAmerica Realty Corp., 6.875%, 3/01/08                                      500,000           454,905
  EOP Operating LP, 7.250%, 2/15/18                                            2,000,000         1,772,100

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

REAL ESTATE INVESTMENT TRUSTS--CONTINUED
  First Industrial, 7.500%, 12/01/17                                   USD     3,000,000       $ 2,596,080
  First Industrial, 7.600%, 7/15/28                                            6,000,000         5,032,260
  ProLogis Trust, 7.100%, 4/15/08                                              3,400,000         3,210,756
  Susa Partnership LP, 7.450%, 7/01/18                                         1,500,000         1,288,590
  Susa Partnership LP, 7.500%, 12/01/27                                        1,750,000         1,453,077
  TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                           500,000           346,700
                                                                                               -----------
                                                                                                17,486,903
                                                                                               -----------

RETAIL--GENERAL--1.3%
  Dillard's, Inc., 6.430%, 8/01/04                                             1,000,000           810,330
  Dillon Read Structured Finance Corp., 7.430%, 8/15/18                        1,000,000           645,000
  Dillon Read Structured Finance Corp., 8.550%, 8/15/19                          500,000           338,250
  Dillon Read Structured Finance Corp., Series A, 6.660%,
   8/15/10                                                                       181,678           139,874
  J.C. Penney Co., Inc., 7.125%, 11/15/23                                        500,000           302,790
  J.C. Penney Co., Inc., 7.600%, 4/01/07                                         750,000           606,308
  J.C. Penney Co., Inc., 7.650%, 8/15/16                                         750,000           517,200
  J.C. Penney Co., Inc., 7.950%, 4/01/17                                         700,000           494,025
  K Mart Corp., 7.950%, 2/01/23                                                1,600,000         1,070,624
  Wal-Mart Stores, Inc., 8.000%, 9/15/06                                          50,000            52,932
  Woolworth Corp., 8.500%, 1/15/22                                             1,000,000           650,000
                                                                                               -----------
                                                                                                 5,627,333
                                                                                               -----------

SECURITIES--0.0%
  Morgan Stanley Dean Witter & Co., 6.875%, 3/01/03                               50,000            50,031
  Salomon Smith Barney Holdings, Inc., 6.125%, 1/15/03                            75,000            73,655
                                                                                               -----------
                                                                                                   123,686
                                                                                               -----------

STEEL--0.0%
  Geneva Steel Co., 9.500%, 1/15/04 ^                                          1,500,000           232,500
                                                                                               -----------

SUPRANATIONAL--2.3%
  International Bank for Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                                           NZD    37,850,000         9,384,622
  International Bank for Reconstruction & Development,
   8.000%, 5/23/07                                                             1,000,000           418,199
                                                                                               -----------
                                                                                                 9,802,821
                                                                                               -----------

TAXABLE MUNICIPAL--0.1%
  Orange County, California Pension Obligation, Zero
   Coupon Bond, 9/01/16                                                USD     2,000,000           599,660
                                                                                               -----------

TELECOMMUNICATIONS--3.3%
  AT&T Corp., 6.000%, 3/15/09                                                    100,000            90,032
  Covad Communications Group, Inc., 12.000%,
   2/15/10                                                                       500,000           367,500
  GTE North, Inc., 6.375%, 2/15/10                                               100,000            92,494

LOOMIS SAYLES INVESTMENT TRUST                                                32

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

TELECOMMUNICATIONS--CONTINUED
  Intermedia Communications, Inc., Zero Coupon Bond,
   3/01/09 (step to 12.250% on 3/01/04) #                              USD     1,500,000       $ 1,005,000
  Level 3 Communications, Inc., Zero Coupon Bond,
   12/01/08 (step to 10.500% on 12/01/03) #                                    1,500,000           885,000
  Nextel Communications, Inc., Zero Coupon Bond,
   10/31/07 (step to 9.750% on 10/31/02) #                                     1,725,000         1,345,500
  Nextel Communications, Inc., Zero Coupon Bond,
   2/15/08 (step to 9.950% on 2/15/03) #                                       1,000,000           760,000
  Nextel International, Inc., Zero Coupon Bond,
   4/15/08 (step to 12.125% on 4/15/03) #                                      3,845,000         2,489,637
  Nextlink Communications, Inc., Zero Coupon Bond,
   4/15/08 (step to 9.450% on 4/15/03) #                                       1,500,000           877,500
  Nextlink Communications, Inc., Zero Coupon Bond,
   12/01/09 (step to 12.125% on 12/01/04)#                                       700,000           374,500
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to
   11.125% on 10/15/02) #                                                      3,250,000         1,755,000
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to
   9.800% on 2/15/03) #                                                        4,350,000         2,131,500
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to
   11.000% on 7/01/03) #                                                       2,100,000         1,008,000
  Sprint Capital Corp., 6.875%, 11/15/28                                         500,000           431,605
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to
   11.500% on 3/01/03) #                                                       2,500,000           700,000
                                                                                               -----------
                                                                                                14,313,268
                                                                                               -----------

TEXTILE & APPAREL--0.3%
  Kellwood Co., 7.625%, 10/15/17                                               2,000,000         1,103,340
  Phillips Van Heusen Corp., 7.750%, 11/15/23                                     50,000            36,125
                                                                                               -----------
                                                                                                 1,139,465
                                                                                               -----------

TOBACCO--1.7%
  Philip Morris Cos., Inc., 7.750%, 1/15/27                                    8,150,000         7,131,087
                                                                                               -----------

TRANSPORTATION--0.2%
  American President Cos. Ltd., 7.125%, 11/15/03                               1,000,000           780,000
  American President Cos. Ltd., 8.000%, 1/15/24                                  150,000            75,000
                                                                                               -----------
                                                                                                   855,000
                                                                                               -----------

UTILITIES--1.6%
  AES Corp., 8.875%, 11/01/27                                                  1,000,000           865,000
  Alabama Power Co., 5.375%, 10/01/08                                            100,000            86,847
  Boston Edison Co., 7.800%, 3/15/23                                             500,000           467,090
  KN Capital Trust, 7.630%, 4/15/28                                            1,000,000           868,510
  KN Energy, Inc., 7.250%, 3/01/28                                             3,850,000         3,485,597
  Texas-New Mexico Power Co., 6.250%, 1/15/09                                  1,000,000           878,730
                                                                                               -----------
                                                                                                 6,651,774
                                                                                               -----------

  TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $353,251,152)                                                              326,605,547
                                                                                               -----------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

CONVERTIBLE BONDS-15.4%

AUTO & RELATED--0.9%
  Exide Corp., 2.900%, 12/15/05 144A                                   USD     2,159,000       $ 1,003,935
  Magna International, Inc. Class A, 4.875%, 2/15/05                           3,000,000         2,666,250
                                                                                               -----------
                                                                                                 3,670,185
                                                                                               -----------

CANADIAN--0.0%
  Rogers Communications, Inc., 2.000%, 11/26/05                                  250,000           225,920
                                                                                               -----------

COMPUTERS--0.7%
  Cray Research, Inc., 6.125%, 2/01/11                                           463,000           199,090
  Hutchinson Technology, Inc., 6.000%, 3/15/05                                 1,100,000         1,007,875
  Maxtor Corp., 5.750%, 3/01/12                                                  507,000           354,900
  Quantum Corp.--DLT & Storage Systems,
   7.000%, 8/01/04                                                             1,000,000           815,000
  Silicon Graphics, Inc., 5.250%, 9/01/04                                        300,000           205,500
  Western Digital, Zero Coupon Bond, 2/18/18 144A                              1,250,000           331,250
                                                                                               -----------
                                                                                                 2,913,615
                                                                                               -----------

DIVERSIFIED OPERATIONS--1.8%
  Ogden Corp., 5.750%, 10/20/02                                                  850,000           742,842
  Thermo Electron Corp., 4.250%, 1/01/03 144A                                  7,200,000         6,840,000
                                                                                               -----------
                                                                                                 7,582,842
                                                                                               -----------

ELECTRONIC COMPONENTS--0.8%
  EDO Corp., 7.000%, 12/15/11                                                    500,000           387,500
  Kent Electronics Corp., 4.500%, 9/01/04                                      3,650,000         3,008,549
                                                                                               -----------
                                                                                                 3,396,049
                                                                                               -----------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.5%
  Park Electrochemical Corp., 5.500%, 3/01/06                                  1,400,000         1,890,000
  Richardson Electronics Ltd., 7.250%, 12/15/06                                  300,000           246,000
                                                                                               -----------
                                                                                                 2,136,000
                                                                                               -----------

ENVIRONMENTAL SERVICES--0.5%
  Thermo TerraTech, Inc., 4.625%, 5/01/03                                        600,000           565,500
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A                                 1,500,000         1,413,750
                                                                                               -----------
                                                                                                 1,979,250
                                                                                               -----------

FINANCIAL SERVICES--0.6%
  Bell Atlantic Financial Services, 5.750%, 4/01/03                            2,100,000         2,035,740
  Ford Motor Credit Co., 8.000%, 10/15/04 144A                                   500,000           505,595
                                                                                               -----------
                                                                                                 2,541,335
                                                                                               -----------

FOREIGN ISSUER--0.9%
  APP Finance VII Mauritius Ltd., Zero Coupon
   Bond, 11/18/12                                                              4,000,000           485,000
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03                                875,000           476,875
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04                                1,975,000           992,437


LOOMIS SAYLES INVESTMENT TRUST                                                34

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

FOREIGN ISSUER--CONTINUED
  Burns, Philp, 5.500%, 4/30/04                                        USD     1,000,000       $   660,000
  Empresas ICA Sociedad, 5.000%, 3/15/04                                         700,000           374,500
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^                                      700,000           252,000
  Siam Commercial Bank Public Co. Ltd., 3.250%, 1/24/04                          375,000           182,344
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04                             500,000           362,500
  Versatel Telecom International NV, 4.000%, 12/17/04                  EUR       250,000           193,830
                                                                                               -----------
                                                                                                 3,979,486
                                                                                               -----------

FREIGHT TRANSPORTATION--0.0%
  Worldway Corp., 6.250%, 4/15/11                                      USD       225,000           182,250
                                                                                               -----------

HEALTHCARE--BIOTECHNOLOGY--0.3%
  Affymetrix, Inc., 4.750%, 2/15/07 144A                                         500,000           298,125
  Human Genome Sciences, Inc., 3.750%, 3/15/07 144A                            1,000,000           968,750
                                                                                               -----------
                                                                                                 1,266,875
                                                                                               -----------

HEALTHCARE--DRUGS--0.8%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02                                  2,750,000         2,698,437
  Glycomed, Inc., 7.500%, 1/01/03                                                550,000           445,500
  NABI, Inc., 6.500%, 2/01/03                                                    525,000           393,750
                                                                                               -----------
                                                                                                 3,537,687
                                                                                               -----------

HEALTHCARE--PRODUCTS--0.1%
  Centocor, Inc., 4.750%, 2/15/05                                                250,000           320,000
                                                                                               -----------

HEALTHCARE--SERVICES--0.3%
  Healthsouth Corp., 3.250%, 4/01/03                                           1,280,000         1,075,200
  Tenet Healthcare Corp., 6.000%, 12/01/05                                       250,000           211,250
                                                                                               -----------
                                                                                                 1,286,450
                                                                                               -----------

HOME BUILDERS--0.1%
  Lennar Corp., Zero Coupon Bond, 7/29/18                                        500,000           239,375
  Schuler Homes, Inc., 6.500%, 1/15/03                                           400,000           356,000
                                                                                               -----------
                                                                                                   595,375
                                                                                               -----------

INDUSTRIAL EQUIPMENT--0.1%
  MascoTech, Inc., 4.500%, 12/15/03                                              500,000           350,000
                                                                                               -----------

INSURANCE--2.8%
  Loews Corp., 3.125%, 9/15/07                                                13,275,000        11,910,595
                                                                                               -----------

MACHINERY--0.0%
  Intevac, Inc., 6.500%, 3/01/04                                                 150,000            74,438
                                                                                               -----------

MANUFACTURING--0.3%
  Hexcel Corp., 7.000%, 8/01/03                                                  500,000           510,000
  Hexcel Corp., 7.000%, 8/01/11                                                  750,000           577,500
                                                                                               -----------
                                                                                                 1,087,500
                                                                                               -----------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   FACE
                                                                                  AMOUNT           VALUE +
-----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

MULTI-INDUSTRY--0.1%
  Thermo Instrument Systems, Inc., 4.500%,
   10/15/03 144A                                                       USD       500,000       $   468,750
                                                                                               -----------

OFFICE EQUIPMENT--1.2%
  Xerox Corp., 0.570%, 4/21/18                                                10,084,000         5,186,907
                                                                                               -----------

OIL & GAS--1.5%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08                                6,100,000         5,019,080
  Diamond Offshore Drilling, Inc., 3.750%, 2/15/07                               500,000           563,875
  Key Energy Group, Inc., 5.000%, 9/15/04                                        500,000           410,000
  Noram Energy Corp., 6.000%, 3/15/12                                            250,000           232,500
                                                                                               -----------
                                                                                                 6,225,455
                                                                                               -----------

PUBLISHING--0.1%
  Scholastic Corp., 5.000%, 8/15/05 144A                                         600,000           649,500
                                                                                               -----------

REAL ESTATE INVESTMENT TRUSTS--0.5%
  Federal Realty Investors Trust, 5.250%, 10/28/03                             1,750,000         1,515,937
  Rockefeller Properties, Zero Coupon Bond, 12/31/00                             650,000           549,250
  Sizeler Property Investors, Inc., 8.000%, 7/15/03                              250,000           223,750
                                                                                               -----------
                                                                                                 2,288,937
                                                                                               -----------

RESTAURANTS--0.1%
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ^                                   750,000           427,500
                                                                                               -----------

TELECOMMUNICATIONS--0.4%
  At Home Corp., 4.750%, 12/15/06                                                250,000           167,188
  Broadband Technologies, Inc., 5.000%, 5/15/01                                1,240,000           496,000
  Efficient Networks, Inc., 5.000%, 3/15/05                                      100,000            63,500
  NTL Communications, Inc., 5.750%, 12/15/09                                   1,250,000           865,625
                                                                                               -----------
                                                                                                 1,592,313
                                                                                               -----------

TEXTILE & APPAREL--0.0%
  Dixie Yarns, Inc., 7.000%, 5/15/12                                             166,000            97,733
                                                                                               -----------

  TOTAL CONVERTIBLE BONDS
   (Identified Cost $66,138,596)                                                                65,972,947
                                                                                               -----------

  TOTAL BONDS AND NOTES
   (Identified Cost $419,389,748)                                                              392,578,494
                                                                                               -----------

                                                                                  SHARES
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.1% OF NET ASSETS

OIL & GAS--0.1%
  Chesapeake Energy Corp. *                                                       53,500           384,531
  Hvide Marine, Inc. *                                                            20,817           158,730
                                                                                               -----------
                                                                                                   543,261
                                                                                               -----------


LOOMIS SAYLES INVESTMENT TRUST                                                36

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

RESTAURANTS--0.0%
  Advantica Restaurant Group, Inc. *                                              67,479       $    40,065
                                                                                               -----------

  TOTAL COMMON STOCKS
   (Identified Cost $2,357,037)                                                                    583,326
                                                                                               -----------

PREFERRED STOCKS-3.3% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS-1.9%

CHEMICALS--MAJOR--0.0%
  E.I. du Pont DeNemours & Co., $3.50                                                300            16,050
                                                                                               -----------

REAL ESTATE INVESTMENT TRUSTS--1.2%
  AMB Property Corp., 8.50%                                                       16,300           386,106
  Archstone Communities Trust, Series C, 8.625%                                    2,500            60,313
  CarrAmerica Realty Corp., Series B, 8.570%                                      40,000           860,000
  Colonial PropertiesTrust, Series A, 8.750%                                      22,400           480,200
  Developers Diversified Realty Corp., 8.680%                                      5,300           113,950
  Developers Diversified Realty Corp., Class C, 8.375%                            26,800           564,475
  Duke-Weeks Realty Corp., Series F, 8.000%                                        5,500           118,938
  Equity Office Properties Trust, Series A, 8.980%                                15,000           369,375
  Equity Office Properties Trust, Series C, 8.625%                                10,700           263,487
  Equity Residential Properties Trust, Series C, 9.125%                           15,000           370,312
  Equity Residential Properties Trust, Series D, 8.600%                            5,000           121,250
  Equity Residential Properties Trust, Series L, 7.625%                            9,200           201,250
  First Industrial Realty Trust, Inc., Series B, 8.750%                            4,200            95,813
  First Industrial Realty Trust, Inc., Series D, 7.950%                            5,600           116,900
  First Industrial Realty Trust, Inc., Series E, 7.900%                            4,600            96,600
  Highwoods Properties, Inc., Series B, 8.000%                                    11,300           235,181
  Highwoods Properties, Inc., Series D, 8.000%                                    12,400           252,650
  ProLogis Trust, Series D, 7.920%                                                 3,400            72,675
  ProLogis Trust, Series E, 8.750%                                                 5,000           117,813
  Public Storage, Inc., Series K, 8.250%                                           7,000           167,562
  Public Storage, Inc., Series L, 8.250%                                          10,000           241,250
  Shurgard Storage Centers, Inc., Series C, 8.700%                                 1,500            33,000
                                                                                               -----------
                                                                                                 5,339,100
                                                                                               -----------

TELECOMMUNICATIONS--0.3%
  Adelphia Business Solutions, Inc., Series B, 12.875% PIK                         2,390         1,195,058
                                                                                               -----------

UTILITIES--0.4%
  Del Marva Power & Light Co., 4.000%                                                434            23,436
  Entergy Louisiana, Inc., 4.440%                                                    830            45,650
  Entergy New Orleans, Inc., 4.360%                                                   90             4,320
  Entergy New Orleans, Inc., 4.750%                                                2,876           156,023
  Jersey Central Power & Light Co., 4.000%                                           850            50,575
  MDU Resources Group, Inc., 5.100%                                                  900            80,100
  Niagara Mohawk Power Corp., 3.400%                                               5,100           239,700
  Niagara Mohawk Power Corp., 3.600%                                                 200             8,800

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS-CONTINUED

UTILITIES--CONTINUED
  Niagara Mohawk Power Corp., 3.900%                                                 250       $    12,000
  Niagara Mohawk Power Corp., 4.850%                                               2,850           193,800
  PG&E Corp., Series E, 5.000%                                                    18,900           340,200
  Public Service Electric & Gas Co., 4.180%                                        1,950           113,831
  Union Electric Co., $4.50                                                        6,500           377,000
  Xcel Energy, Inc. 4.080%                                                           100             5,950
                                                                                               -----------
                                                                                                 1,651,385
                                                                                               -----------

  TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $8,449,996)                                                                  8,201,593
                                                                                               -----------

CONVERTIBLE PREFERRED STOCKS-1.4%

AEROSPACE/DEFENSE--0.2%
  Coltec Capital Trust, 5.250%                                                    17,500           840,000
                                                                                               -----------

AUTO & RELATED--0.0%
  Federal-Mogul Corp. , 7.000%                                                    15,000           112,500
                                                                                               -----------

BUILDING MATERIALS--0.1%
  Owens Corning, 6.500% ^                                                         83,000           560,250
                                                                                               -----------

FINANCIAL SERVICES--0.2%
  Hercules Trust I, 6.500%                                                           750           438,750
  Newell Financial Trust I, 5.250%                                                 5,000           183,750
                                                                                               -----------
                                                                                                   622,500
                                                                                               -----------

FOREIGN ISSUER--0.1%
  Philippine Long Distance Telephone Co., $3.50 GDS                               10,000           361,250
                                                                                               -----------

METALS--0.0%
  Bethlehem Steel Corp., $3.50                                                     7,500            97,500
                                                                                               -----------

OIL & GAS--0.6%
  EVI, Inc. , 5.000%                                                              53,500         2,561,313
                                                                                               -----------

REAL ESTATE INVESTMENT TRUSTS--0.2%
  Equity Residential Properties Trust, 7.250%                                     28,000           633,500
                                                                                               -----------

  TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $7,439,767)                                                                  5,788,813
                                                                                               -----------

  TOTAL PREFERRED STOCKS
   (Identified Cost $15,889,763)                                                                13,990,406
                                                                                               -----------

WARRANTS--0.0% OF NET ASSETS

FOREST & PAPER PRODUCTS--0.0%
  Asia Pulp & Paper Ltd., expiring 03/15/05 144A                                   2,900                 0
                                                                                               -----------

LOOMIS SAYLES INVESTMENT TRUST                                                38

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
-----------------------------------------------------------------------------------------------------------
WARRANTS--CONTINUED

OIL & GAS--0.0%
Hvide Marine, Inc., expiring 06/30/07 144A*                                        2,822       $     5,644
Hvide Marine, Inc., expiring 12/15/03 *                                              761             1,902
                                                                                               -----------
                                                                                                     7,546
                                                                                               -----------

TOTAL WARRANTS
 (Identified Cost $6,531)                                                                            7,546
                                                                                               -----------

                                                                                    FACE
                                                                                  AMOUNT
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.7% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated
  9/29/00 at 5.250% to be repurchased at $7,415,243 on 10/02/00 collateralized by $7,585,000 U.S. Treasury Note, 5.500% due
  08/31/01 with a value of $7,565,089                                  USD     7,412,000         7,412,000
                                                                                              ------------

  TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $7,412,000)                                                                  7,412,000
                                                                                              ------------

TOTAL INVESTMENTS--96.9%
  (IDENTIFIED COST $445,055,079) @                                                             414,571,772
  Cash and Other Assets, Less Liabilities--3.1%                                                 13,158,016
                                                                                              ------------
NET ASSETS--100%                                                                              $427,729,788
                                                                                              ============

+ See Note 1.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities
     Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK  All or a portion of income may be received as additional securities.
^    Security in default.
*    Non-income producing security
@ At September 30, 2000, the net unrealized depreciation on investments based on cost of $445,136,792 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $15,087,710 and $45,652,730, respectively, resulting in net unrealized depreciation of $30,565,020.

Key to Abbreviations:
AUD:  Australian Dollar
CAD:  Canadian Dollar
EUR:  Euro
GDS:  Global Depositary Shares
NZD:  New Zealand Dollar
USD:  United States Dollar
ZAR:  South African Rand

                 See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000


                                                                                   FACE
                                                                                  AMOUNT        VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-72.3% OF NET ASSETS

NON-CONVERTIBLE BONDS--52.5%

AUTO & RELATED--0.7%
  Federal-Mogul Corp., 7.500%, 1/15/09                               USD         500,000   $       190,000
  Federal-Mogul Corp., 7.875%, 7/01/10                                           250,000            95,000
                                                                                           ---------------
                                                                                                   285,000
                                                                                           ---------------

BROADCASTING--1.2%
  Fox Family Worldwide, Inc., Zero Coupon Bond,
   11/01/07 (step to 10.250% on 11/01/02) #                                      675,000           491,062
                                                                                           ---------------

CANADIAN--3.6%
  Call-Net Enterprises, Inc., Zero Coupon Bond,
   5/15/09 (step to 10.800% on 5/15/04) #                                        500,000           147,500
  Clearnet Communications, Inc., Zero Coupon Bond,
   8/13/07 (step to 11.750% on 8/13/02) #                            CAD         815,000           476,799
  Clearnet Communications, Inc., Zero Coupon Bond,
   2/15/09 (step to 10.750% on 2/15/04) #                                        350,000           188,472
  Clearnet Communications, Inc., Zero Coupon Bond,
   5/01/09 (step to 10.125% on 5/1/04) #                             USD         250,000           198,750
  Microcell Telecommunications, Inc., Zero Coupon Bond,
   10/15/07 (step to 11.125% on 10/15/02) #                          CAD         785,000           399,232
                                                                                           ---------------
                                                                                                 1,410,753
                                                                                           ---------------

COMMUNICATIONS--1.8%
  Charter Communications Holdings, Zero Coupon Bond,
   4/01/11 (step to 9.920% on 4/04/04) #                             USD       1,250,000           725,000
                                                                                           ---------------

COMPUTER SERVICES--0.7%
  Rhythms NetConnections, Inc., Series B,
   Zero Coupon Bond, 5/15/08
   (step to 13.500% on 5/15/03) #                                                750,000           285,000
                                                                                           ---------------

ELECTRONIC COMPONENTS--0.1%
  Zenith Electronics Corp., 8.190%, 11/01/09                                     145,000            42,050
                                                                                           ---------------

ENTERTAINMENT--0.1%
  Boston Celtics Ltd., 6.000%, 6/30/38                                            44,000            25,080
                                                                                           ---------------

FOOD & BEVERAGE--0.7%
  Borden, Inc., 7.875%, 2/15/23                                                  370,000           275,380
                                                                                           ---------------

FOREIGN GOVERNMENT/AGENCY--8.1%
  City of Buenos Aires, 10.500%, 5/28/04 144A                        ARS         250,000           217,500
  Republic of Argentina, 8.875%, 3/01/29                             USD         325,000           216,018
  Republic of Brazil, 10.125%, 5/15/27                                           675,000           523,125
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK                                 677,273           518,114
  Republic of Ecuador, 4.000%, 8/15/30 144A                                      153,000            55,845
  Republic of Ecuador, 12.000%, 11/15/12 144A                                    187,000           130,900
  Republic of Panama, 4.500%, 7/17/14
   (step to 4.750% on 7/17/01) #                                                 300,000           240,063


LOOMIS SAYLES INVESTMENT TRUST                                               40

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000


                                                                                   FACE
                                                                                  AMOUNT        VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

FOREIGN GOVERNMENT/AGENCY--CONTINUED

  Republic of Peru, 3.750%, 3/07/17
   (step to 4.000% on 3/07/01) #                                     USD        700,000   $       393,750
  Republic of South Africa, 13.500%, 9/15/15                         ZAR      1,500,000           207,548
  Republic of Venezuela, 9.250%, 9/15/27                             USD      1,050,000           710,115
                                                                                           ---------------
                                                                                                 3,212,978
                                                                                           ---------------

FOREIGN ISSUER--13.5%
  Alestra SA de RL de CV, 12.125%, 5/15/06                                       125,000           121,250
  APP China Group Ltd., 14.000%, 3/15/10 144A                                    250,000           115,000
  Bangko Sentral Pilipinas, 8.600%, 6/15/27                                      525,000           357,000
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A                             400,000           314,000
  Cablevision SA, 13.750%, 4/30/07                                               275,000           248,187
  Compania de Alimentos Fargo SA, 13.250%, 8/01/08                               625,000           500,000
  Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07                         375,000           307,500
  Jazztel Plc, 13.250%, 12/15/09                                     EUR         250,000           196,556
  Korea Electric Power Corp., 7.400%, 4/01/16                        USD         246,694           227,087
  Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07                           75,000            67,500
  Petroleos Mexicanos, 8.625%, 12/01/23 144A                                     275,000           247,500
  Petroleos Mexicanos, 9.250%, 3/30/18                                           475,000           462,531
  Philippine Long Distance Telephone Co.,
   8.350%, 3/06/17                                                               175,000           117,953
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07                           600,000           294,000
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27                           600,000           228,000
  Quezon Power Philippines Co., 8.860%, 6/15/17                                  325,000           260,000
  Siam Commercial Bank Public Co. Ltd., 7.500%,
   3/15/06 144A                                                                  275,000           236,500
  Tata Electric Co., 8.500%, 8/19/17 144A                                        200,000           165,396
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                  335,000           283,248
  TFM SA de CV, Zero Coupon Bond, 6/15/09
   (step to 11.750% on 6/15/02) #                                                250,000           188,750
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04                                   250,000           145,000
  Total Access Communication Public Co. Ltd., 8.375%,
   11/04/06 144A                                                                 300,000           264,000
                                                                                           ---------------
                                                                                                 5,346,958
                                                                                           ---------------

INSURANCE--0.3%
  Conseco, Inc., 8.500%, 10/15/02                                                150,000           119,250
                                                                                           ---------------

OIL & GAS--3.1%
  Chesapeake Energy Corp., 9.625%, 5/01/05                                       425,000           427,656
  Chesapeake Energy Corp., Series B, 7.875%, 3/15/04                             200,000           188,000
  Hvide Marine, Inc., 12.500%, 6/30/07 144A                                      251,354           216,165
  Pioneer Natural Resources Co., 7.200%, 1/15/28                                 500,000           397,500
                                                                                           ---------------
                                                                                                 1,229,321
                                                                                           ---------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   FACE
                                                                                  AMOUNT        VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

OIL & GAS DRILLING EQUIPMENT--2.3%
  R & B Falcon Corp., 6.750%, 4/15/05                                USD         250,000   $       235,000
  R & B Falcon Corp., Series B, 7.375%, 4/15/18                                  750,000           668,437
                                                                                           ---------------
                                                                                                   903,437
                                                                                           ---------------

OIL & GAS REFINING--0.1%
  Clark Oil & Refining Corp., 9.500%, 9/15/04                                     48,000            43,200
                                                                                           ---------------

RAIL--TRANSPORT--0.2%
  Missouri Pacific Railroad Co., 5.000%, 1/01/45                                 172,000            89,225
                                                                                           ---------------

RETAIL--GENERAL--3.2%
  Dillard's, Inc., 6.430%, 8/01/04                                               250,000           202,582
  Dillon Read Structured Finance Corp., 7.430%, 8/15/18                          250,000           161,250
  Dillon Read Structured Finance Corp., 8.375%, 8/15/15                          250,000           181,775
  Venator Group, Inc., 7.000%, 10/15/02                                          125,000           113,695
  Woolworth Corp., 8.500%, 1/15/22                                               910,000           591,500
                                                                                           ---------------
                                                                                                 1,250,802
                                                                                           ---------------

RETAIL--SPECIALTY--0.2%
  Musicland Group, Inc., Series B, 9.875%, 3/15/08                               100,000            83,500
                                                                                           ---------------

STEEL--0.0%
  Geneva Steel Co., 9.500%, 1/15/04 ^                                            101,000            15,655
                                                                                           ---------------

TELECOMMUNICATIONS--11.3%
  Covad Communications Group, Inc., 12.500%,
   2/15/09 144A                                                                  250,000           188,750
  Intermedia Communications, Inc., Zero Coupon Bond,
   3/01/09 (step to 12.250% on 3/01/04) #                                        750,000           502,500
  Level 3 Communications, Inc., Zero Coupon Bond,
   12/01/08 (step to 10.500% on 12/01/03) #                                    1,000,000           590,000
  Level 3 Communications, Inc., Zero Coupon Bond,
   3/15/10 (step to 12.875% on 03/15/05) #                                       500,000           267,500
  McCaw International Ltd., Zero Coupon Bond, 4/15/07
   (step to 13.000% on 4/15/02) #                                                200,000           154,000
  Nextel Communications, Inc., Zero Coupon Bond,
   10/31/07 (step to 9.750% on 10/31/02) #                                       400,000           312,000
  Nextel Communications, Inc., Zero Coupon Bond,
   2/15/08 (step to 9.950% on 2/15/03) #                                         400,000           304,000
  Nextel International, Inc., Zero Coupon Bond,
   4/15/08 (step to 12.125% on 4/15/03) #                                        650,000           420,875
  Nextlink Communications, Inc., Zero Coupon Bond,
   4/15/08 (step to 9.450% on 4/15/03) #                                         725,000           424,125
  Rcn Corp., Zero Coupon Bond,
   2/15/08 (step to 9.800% on 2/15/03) #                                       1,350,000           661,500
  Rcn Corp., Zero Coupon Bond,
   7/01/08 (step to 11.000% on 7/01/03) #                                        150,000            72,000
  Teligent, Inc., Zero Coupon Bond,
   3/01/08 (step to 11.500% on 3/01/03) #                                      1,425,000           399,000



LOOMIS SAYLES INVESTMENT TRUST                                               42

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   FACE
                                                                                  AMOUNT        VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

TELECOMMUNICATIONS--CONTINUED
  Triton Communications LLC, Zero Coupon Bond,
   5/01/08 (step to 11.000% on 5/01/03) #                            USD         150,000   $       114,000
  US Unwired, Inc., Series B, 13.375%,
   11/01/09 (step to 3.375% on 11/01/04) #                                       100,000            53,000
                                                                                           ---------------
                                                                                                 4,463,250
                                                                                           ---------------

TEXTILE & APPAREL--0.8%
  Burlington Industries, Inc., 7.250%, 9/15/05                                   250,000           118,750
  Phillips Van Heusen Corp., 7.750%, 11/15/23                                    275,000           198,688
                                                                                           ---------------
                                                                                                   317,438
                                                                                           ---------------

TOBACCO--0.5%
  R.J. Reynolds Tobacco Holdings, Inc., 7.625%, 9/15/03                          219,000           207,776
                                                                                           ---------------

TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $23,236,004)                                                                20,822,115
                                                                                           ---------------

CONVERTIBLE BONDS--19.8%

AUTO & RELATED--0.8%
  Exide Corp., 2.900%, 12/15/05 144A                                             660,000           306,900
                                                                                           ---------------

CANADIAN--1.1%
  Rogers Communications, Inc., 2.000%, 11/26/05                                  485,000           438,285
                                                                                           ---------------

COMMUNICATIONS EQUIPMENT--0.5%
  Efficient Networks, Inc., 5.000%, 3/15/05 144A                                 300,000           190,500
                                                                                           ---------------

COMPUTERS--2.1%
  Cray Research, Inc., 6.125%, 2/01/11                                           140,000            60,200
  Maxtor Corp., 5.750%, 3/01/12                                                  420,000           294,000
  Quantum Corp. - DLT & Storage Systems,
   7.000%, 8/01/04                                                               100,000            81,500
  S3, Inc., 5.750%, 10/01/03                                                     112,000            98,840
  Telxon Corp., 5.750%, 1/01/03                                                  181,000           160,411
  Western Digital, Zero Coupon Bond, 2/18/18                                     250,000            66,250
  Western Digital, Zero Coupon Bond, 2/18/18 144A                                223,000            59,095
                                                                                           ---------------
                                                                                                   820,296
                                                                                           ---------------

ELECTRONIC COMPONENTS--0.8%
  Edo Corp., 7.000%, 12/15/11                                                    100,000            77,500
  Kent Electronics Corp., 4.500%, 9/01/04                                        265,000           218,429
                                                                                           ---------------
                                                                                                   295,929
                                                                                           ---------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.9%
  Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06                           150,000           126,938
  Park Electrochemical Corp., 5.500%, 3/01/06                                    100,000           135,000
  Richardson Electronics Ltd., 7.250%, 12/15/06                                  100,000            82,000
                                                                                           ---------------
                                                                                                   343,938
                                                                                           ---------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   FACE
                                                                                  AMOUNT        VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

FOREIGN ISSUER--2.1%
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03                    USD         125,000   $        68,125
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 144A                           140,000            76,300
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04                                  320,000           160,800
  Empresas Ica Sociedad, 5.000%, 3/15/04                                         250,000           133,750
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^                                      200,000            72,000
  Siam Commercial Bank Public Co. Ltd.,
   3.250%, 1/24/04                                                               525,000           255,281
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04                             110,000            79,750
                                                                                           ---------------
                                                                                                   846,006
                                                                                           ---------------

FREIGHT TRANSPORTATION--0.1%
  Worldway Corp., 6.250%, 4/15/11                                                 25,000            20,250
                                                                                           ---------------

HEALTHCARE--BIOTECHNOLOGY--1.3%
  Affymetrix, Inc., 4.750%, 2/15/07 144A                                         150,000            89,438
  Human Genome Sciences, Inc., 3.750%, 3/15/07 144A                              450,000           435,937
                                                                                           ---------------
                                                                                                   525,375
                                                                                           ---------------

HEALTHCARE--DRUGS--2.6%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02                                    646,000           633,887
  Glycomed, Inc., 7.500%, 1/01/03                                                184,000           149,040
  NABI, Inc., 6.500%, 2/01/03                                                    320,000           240,000
                                                                                           ---------------
                                                                                                 1,022,927
                                                                                           ---------------

HEALTHCARE--PRODUCTS--0.3%
  Centocor, Inc., 4.750%, 2/15/05                                                100,000           128,000
                                                                                           ---------------

HEALTHCARE--SERVICES--1.9%
  Healthsouth Corp., 3.250%, 4/01/03                                             100,000            84,000
  Medical Care International, Inc., 6.750%, 10/01/06                             484,000           441,650
  Tenet Healthcare Corp., 6.000%, 12/01/05                                       262,000           221,390
                                                                                           ---------------
                                                                                                   747,040
                                                                                           ---------------

HOME BUILDERS--0.4%
  Schuler Homes, Inc., 6.500%, 1/15/03                                           182,000           161,980
                                                                                           ---------------

HOTELS--0.5%
  Hilton Hotels Corp., 5.000%, 5/15/06                                           250,000           210,625
                                                                                           ---------------

INDUSTRIAL EQUIPMENT--0.9%
  MascoTech, Inc., 4.500%, 12/15/03                                              525,000           367,500
                                                                                           ---------------

INSURANCE--1.2%
  Loews Corp., 3.125%, 9/15/07                                                   525,000           471,040
                                                                                           ---------------

MACHINERY--0.1%
  Intevac, Inc., 6.500%, 3/01/04                                                  56,000            27,790
                                                                                           ---------------


LOOMIS SAYLES INVESTMENT TRUST                                               44

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   FACE
                                                                                  AMOUNT        VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

MANUFACTURING--0.6%
  Hexcel Corp., 7.000%, 8/01/03                                         USD      156,000   $       159,120
  Hexcel Corp., 7.000%, 8/01/11                                                   98,000            75,460
                                                                                           ---------------
                                                                                                   234,580
                                                                                           ---------------

OIL & GAS--1.0%
  Key Energy Group, Inc., 5.000%, 9/15/04                                        500,000           410,000
                                                                                           ---------------

RESTAURANTS--0.1%
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ^                                    70,000            39,900
                                                                                           ---------------

RETAIL--SPECIALTY--0.1%
  CML Group, Inc., 5.500%, 1/15/03 ^                                              81,000                51
  Jacobson Stores, Inc., 6.750%, 12/15/11                                         56,000            39,200
                                                                                           ---------------
                                                                                                    39,251
                                                                                           ---------------

TELECOMMUNICATIONS--0.4%
  Broadband Technologies, Inc., 5.000%, 5/15/01                                  415,000           166,000
                                                                                           ---------------

TEXTILE & APPAREL--0.0%
  Dixie Yarns, Inc., 7.000%, 5/15/12                                              30,000            17,663
                                                                                           ---------------

TOTAL CONVERTIBLE BONDS
   (Identified Cost $8,319,753)                                                                  7,831,775
                                                                                           ---------------

TOTAL BONDS AND NOTES
   (Identified Cost $31,555,757)                                                                28,653,890
                                                                                           ---------------

                                                                                 SHARES
----------------------------------------------------------------------------------------------------------

COMMON STOCKS-4.3% OF NET ASSETS

FOREIGN ISSUER--0.7%
  Sappi Ltd. ADR                                                                  34,500           252,281
                                                                                           ---------------

OIL & GAS--2.1%
  Chesapeake Energy Corp. *                                                       35,725           256,773
  Hvide Marine, Inc. *                                                             6,793            51,797
  Trico Marine Services, Inc.                                                     33,866           537,623
                                                                                           ---------------
                                                                                                   846,193
                                                                                           ---------------

REAL ESTATE INVESTMENT TRUSTS--0.7%
  Associated Estates Realty Corp.                                                 12,600           101,588
  Developers Diversified Realty Corp.                                             14,550           187,331
                                                                                           ---------------
                                                                                                   288,919
                                                                                           ---------------

UTILITIES--0.8%
  Wisconsin Energy Corp.                                                          15,000           299,062
                                                                                           ---------------

  TOTAL COMMON STOCKS
   (Identified Cost $1,683,663)                                                                  1,686,455
                                                                                           ---------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--4.4% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS--1.5%

FOREIGN ISSUER--0.0%
  Siam Commercial Bank Public Co. Ltd., 5.250% 144A                               30,000   $        11,570
                                                                                           ---------------

REAL ESTATE INVESTMENT TRUSTS--0.4%
  JDN Realty Corp., Series A, 9.375%                                               3,800            79,562
  Meditrust Corp., Series A, 9.00%                                                 5,250            80,719
                                                                                           ---------------
                                                                                                   160,281
                                                                                           ---------------

TELECOMMUNICATIONS--0.4%
  Adelphia Business Solutions, Inc., Series B, 12.875% PIK                           303           151,447
                                                                                           ---------------

UTILITIES--0.7%
  Central Maine Power Co., 3.500%                                                  1,320            59,400
  Niagara Mohawk Power Corp., 3.400%                                               1,560            73,320
  Niagara Mohawk Power Corp., 3.600%                                                 960            42,240
  Niagara Mohawk Power Corp., 4.100%                                               1,890           105,840
  Niagara Mohawk Power Corp., 5.250%                                                 100             7,250
                                                                                           ---------------
                                                                                                   288,050
                                                                                           ---------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $760,659)                                                                      611,348
                                                                                           ---------------

CONVERTIBLE PREFERRED STOCKS--2.9%

AUTO & RELATED--0.1%
  Federal-Mogul Corp. , 7.000%                                                     2,500            18,750
                                                                                           ---------------

BUILDING MATERIALS--0.3%
  Owens Corning, 6.500% ^                                                         17,500           118,125
                                                                                           ---------------

COMPUTER SOFTWARE--0.1%
  Rhythms NetConnections, Inc. 6.750% 144A                                         1,000            30,875
                                                                                           ---------------

FINANCIAL SERVICES--0.7%
  Hercules Trust I, 6.500%                                                           500           292,500
                                                                                           ---------------

FOREIGN ISSUER--0.8%
  Philippine Long Distance Telephone Co., $3.50 GDS                                8,450           305,256
                                                                                           ---------------

METALS--0.3%
  Bethlehem Steel Corp., $3.50                                                    10,000           130,000
                                                                                           ---------------

OIL & GAS--0.5%
  Western Gas Resources, Inc., $2.625                                              5,000           189,375
                                                                                           ---------------

RETAIL--GENERAL--0.1%
  K Mart Financing Corp., 7.750%                                                   1,500            46,688
                                                                                           ---------------

  TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $1,572,174)                                                                  1,131,569
                                                                                           ---------------

  TOTAL PREFERRED STOCKS
   (Identified Cost $2,332,833)                                                                  1,742,917
                                                                                           ---------------



LOOMIS SAYLES INVESTMENT TRUST                                               46

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
----------------------------------------------------------------------------------------------------------
WARRANTS--0.0% OF NET ASSETS

FOREIGN ISSUER--0.0%

  Siam Commercial Bank Public Co. Ltd.,
   expiring 5/10/02 *                                                             30,000   $         2,136
                                                                                           ---------------

FOREST & PAPER PRODUCTS--0.0%
  Asia Pulp & Paper Ltd., expiring 03/15/05 144A                                     250                 0
                                                                                           ---------------

OIL & GAS--0.0%
  Hvide Marine, Inc., expiring 06/30/07 144A*                                      1,411             2,822
  Hvide Marine, Inc., expiring 12/15/03 *                                            163               408
                                                                                           ---------------
                                                                                                     3,230
                                                                                           ---------------

  TOTAL WARRANTS
   (Identified Cost $1,428)                                                                          5,366
                                                                                           ---------------

                                                                                   FACE
                                                                                 AMOUNT
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1% OF NET ASSETS

  Repurchase Agreement with State Street Bank and
   Trust Co., dated 9/29/00 at 5.250% to be repurchased at
   $786,344 on 10/02/00 collateralized by $795,000 U.S.
   Treasury Note, 6.250% due 1/31/02 with a value
   of $803,944                                                       USD         786,000           786,000
                                                                                           ---------------

COMMERCIAL PAPER--0.1%
  Bell Sports Corp., 4.250%, 11/15/00                                             53,000            52,537
                                                                                           ---------------

  TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $838,537)                                                                      838,537
                                                                                           ---------------

TOTAL INVESTMENTS--83.1%
  (IDENTIFIED COST $36,412,218) @                                                               32,927,165
  Cash and Other Assets, Less Liabilities--16.9%                                                 6,691,340
                                                                                           ---------------

  NET ASSETS--100%                                                                         $    39,618,505
                                                                                           ---------------
                                                                                           ---------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

   + See Note 1.
   # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 PIK All or a portion of income may be received as additional securities.
   ^ Security in default.
   * Non-income producing security
   @ At September 30, 2000, the net unrealized depreciation on investments based on cost of $36,524,081 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,892,475 and $5,489,391, respectively, resulting in net unrealized depreciation of $3,596,916.

Key to Abbreviations:
ADR: American Depositary Receipts
ARS: Argentina Peso
CAD: Canadian Dollar
EUR: Euro
GDS: Global Depositary Shares
USD: United States Dollar
ZAR: South African Rand

                 See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST                                               48

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000


                                                               FACE
                                                             AMOUNT      VALUE +
--------------------------------------------------------------------------------
BONDS AND NOTES-98.3% OF NET ASSETS

AEROSPACE/DEFENSE--2.8%
  Lockheed Martin Corp., 7.700%, 6/15/08                   $200,000   $  201,296
  Raytheon Co., 6.000%, 12/15/10                            100,000       88,120
  Raytheon Co., 6.300%, 3/15/05                             300,000      285,837
                                                                      ----------
                                                                         575,253
                                                                      ----------
AUTO & RELATED--3.2%
  Cummins Engine Co., Inc., 6.250%, 3/01/03                 200,000      191,640
  Dana Corp., 6.250%, 3/01/04                               200,000      190,538
  Delphi Automotive Systems Corp., 6.125%, 5/01/04          150,000      143,157
  TRW, Inc., 6.625%, 6/01/04                                150,000      144,648
                                                                      ----------
                                                                         669,983
                                                                      ----------
BANKS/SAVINGS & LOANS--3.6%
  Bank of America Corp., 7.200%, 4/15/06                     50,000       50,025
  Capital One Bank, 6.375%, 2/15/03                         590,000      575,050
  Capital One Bank, 6.970%, 2/04/02                         120,000      119,228
                                                                      ----------
                                                                         744,303
                                                                      ----------
BEVERAGES--1.3%
  Anheuser Busch Cos., Inc., 6.750%, 6/01/05                 40,000       39,310
  Coca-Cola Enterprises, Inc., 5.750%, 11/01/08             250,000      225,098
                                                                      ----------
                                                                         264,408
                                                                      ----------
BROADCASTING--1.1%
  Comcast Cable Communications, 6.200%, 11/15/08            250,000      229,618
                                                                      ----------
CHEMICALS--MAJOR--1.0%
  Rohm & Haas Co., 6.950%, 7/15/04                          205,000      204,656
                                                                      ----------
COMPUTER HARDWARE--0.9%
  International Business Machines Corp.,
   6.000%, 12/18/13                                          75,000       67,244
  Sun Microsystems, Inc., 7.350%, 8/15/04                   110,000      110,337
                                                                      ----------
                                                                         177,581
                                                                      ----------
DATA PROCESSING SERVICES--1.4%
  Ceridian Corp., 7.250%, 6/01/04                           300,000      290,927
                                                                      ----------
FINANCIAL SERVICES--20.8%
  Asset Securitization Corp., 7.010%, 10/13/26              214,739      215,000
  Commercial Credit Co., 6.500%, 6/01/05                     50,000       49,082
  Duke Capital Corp., 7.250%, 10/01/04                      150,000      150,968
  EQCC Home Equity Loan Trust, 5.150%, 9/15/08               63,783       61,881
  Finova Capital Corp., 7.250%, 11/08/04                    200,000      150,000
  Ford Credit Auto Owner Trust, 6.870%, 1/15/04             400,000      400,248
  Ford Motor Credit Co., 5.800%, 1/12/09                    600,000      530,868

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                               FACE
                                                             AMOUNT      VALUE +
--------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

FINANCIAL SERVICES--CONTINUED
  Ford Motor Credit Co., 7.500%, 1/15/03                  $ 50,000   $    50,452
  Ford Motor Credit Co. Class B, 7.370%, 7/15/04           200,000       202,472
  General Motors Acceptance Corp., 6.810%, 8/13/01         100,000       100,028
  Green Tree Financial Corp., 6.080%, 12/01/30             350,000       331,075
  Green Tree Financial Corp., 6.160%, 2/01/31              300,000       282,654
  Household Finance Corp., 5.875%, 9/25/04                 450,000       431,631
  Navistar Financial Corp., 6.220%, 10/17/05               203,327       201,184
  Prudential Home Mortgage Securities Co.,
   6.000%, 1/25/09                                         200,000       193,186
  Sears Roebuck Acceptance Corp., 7.125%, 6/30/03           75,000        74,734
  US West Capital Funding, Inc., 6.375%, 7/15/08           300,000       279,630
  Vanderbilt Mortgage & Finance, Inc., 6.545%, 4/07/18     600,000       582,960
                                                                      ----------
                                                                       4,288,053
                                                                      ----------
FOREIGN GOVERNMENT/AGENCY--4.8%
  Government of Poland, 6.000%, 10/27/14
   (step to 7.000% on 10/27/02) #                          475,000       437,000
  Republic of South Africa, 8.375%, 10/17/06               550,000       542,438
                                                                      ----------
                                                                         979,438
                                                                      ----------
FOREIGN ISSUER--9.5%
  Enersis SA, 6.900%, 12/01/06                              50,000        46,384
  Industrial Finance Corp. of Thailand,
   7.375%, 1/14/07 144A                                    250,000       240,847
  Korea Electric Power Corp., 7.750%, 4/01/13              150,000       142,096
  PDVSDA Finance Ltd., 6.450%, 2/15/04                     250,000       232,766
  PDVSDA Finance Ltd., 6.800%, 11/15/08                    150,000       128,625
  Pemex Finance Ltd., 9.140%, 8/15/04                      150,000       154,389
  Perez Companc SA, 8.125%, 7/15/07 144A                   525,000       451,500
  Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06           250,000       240,347
  Tenaga Nasional Berhad, 7.625%, 4/29/07 144A             325,000       315,637
                                                                      ----------
                                                                       1,952,591
                                                                      ----------
FOREST & PAPER PRODUCTS--0.7%
  Temple-Inland, Inc., 6.750%, 3/01/09                     150,000       139,948
                                                                      ----------
GOVERNMENT AGENCIES--9.4%
  Federal Home Loan Mortgage Corp., 5.500%, 3/01/13        174,914       165,374
  Federal Home Loan Mortgage Corp., 6.000%, 11/01/12       404,181       390,540
  Federal Home Loan Mortgage Corp., 6.875%, 1/15/05        700,000       707,546
  Federal National Mortgage Association, 5.500%, 4/25/06    94,897        93,562
  Federal National Mortgage Association, 6.500%, 8/15/04   450,000       448,803
  Federal National Mortgage Association, 6.500%, 2/01/11    48,378        47,758
  Federal National Mortgage Association, 7.125%, 2/15/05    75,000        76,523
                                                                      ----------
                                                                       1,930,106
                                                                      ----------


LOOMIS SAYLES INVESTMENT TRUST                                                50

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                               FACE
                                                             AMOUNT      VALUE +
--------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

HEALTHCARE--PRODUCTS--1.0%
  Bausch & Lomb, Inc., 6.500%, 8/01/05                    $250,000   $   209,750
                                                                      ----------
OIL & GAS--6.4%
  El Paso Energy Corp., 6.750%, 5/15/09                    150,000       142,605
  Kinder Morgan, Inc., 6.650%, 3/01/05                     165,000       160,913
  Phillips Petroleum Co., 6.375%, 3/30/09                  250,000       232,850
  Pioneer Natural Resources Co., 6.500%, 1/15/08           400,000       350,044
  R & B Falcon Corp., 6.500%, 4/15/03                      450,000       429,187
                                                                      ----------
                                                                       1,315,599
                                                                      ----------
RAIL--TRANSPORT--0.9%
  Burlington Northern Santa Fe Corp., 6.125%, 3/15/09      200,000       180,104
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS--9.7%
  American Health Properties, Inc., 7.050%, 1/15/02        525,000       513,088
  Highwoods Realty LP, 6.750%, 12/01/03                    500,000       481,085
  Oasis Residential, Inc., 6.750%, 11/15/01                500,000       492,845
  Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/03     550,000       507,347
                                                                      ----------
                                                                       1,994,365
                                                                      ----------
RETAIL--GENERAL--0.6%
  J.C. Penney Co., Inc., 7.600%, 4/01/07                   150,000       121,262
                                                                      ----------
SECURITIES--9.3%
  Bear Stearns Cos., Inc., 6.125%, 2/01/03                 250,000       245,013
  Bear Stearns Cos., Inc., 6.150%, 3/02/04                 350,000       338,019
  Donaldson, Lufkin & Jenrette, Inc., 6.875%, 11/01/05      75,000        73,637
  Lehman Brothers Holdings, Inc., 6.125%, 2/01/01           75,000        74,731
  Lehman Brothers Holdings, Inc., 7.125%, 9/15/03          540,000       540,977
  Morgan Stanley Dean Witter & Co., 5.625%, 1/20/04        250,000       240,572
  Nomura Asset Securities Corp., 6.280%, 3/17/28           406,617       398,235
                                                                      ----------
                                                                       1,911,184
                                                                      ----------
TELECOMMUNICATIONS--5.2%
  Pacific Bell, 7.000%, 7/15/04                             50,000        50,128
  Sprint Capital Corp., 5.875%, 5/01/04                    150,000       143,397
  Sprint Capital Corp., 6.125%, 11/15/08                   100,000        90,330
  Sprint Capital Corp., 6.375%, 5/01/09                    300,000       273,588
  TCI Communications, Inc., 6.875%, 2/15/06                525,000       512,946
                                                                      ----------
                                                                       1,070,389
                                                                      ----------
TEXTILE & APPAREL--0.8%
  Tommy Hilfiger Corp., 6.500%, 6/01/03                    200,000       161,203
                                                                      ----------
TOBACCO--0.2%
  Philip Morris Cos., Inc., 7.250%, 9/15/01                 50,000        49,663
                                                                      ----------
TRUCKING & LEASING--1.7%
  Amerco, 7.490%, 9/18/01                                  350,000       351,169
                                                                      ----------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                               FACE
                                                             AMOUNT      VALUE +
--------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

UTILITIES--2.0%
  Consolidated Edison Co., Inc., 6.625%, 7/01/05          $ 75,000   $    73,664
  Pennsylvania Electric Co., 5.750%, 4/01/04               200,000       191,726
  Texas Utilities Co., 5.940%, 10/15/01                    150,000       148,300
                                                                      ----------
                                                                         413,690
                                                                      ----------
  TOTAL BONDS AND NOTES
   (Identified Cost $20,659,332)                                      20,225,243
                                                                      ----------
TOTAL INVESTMENTS--98.3%
  (IDENTIFIED COST $20,659,332) @                                     20,225,243
  Cash and Other Assets, Less Liabilities--1.7%                          354,536
                                                                     -----------
NET ASSETS--100%                                                     $20,579,779
                                                                     ===========

   +  See Note 1.
   # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   @ At September 30, 2000, the net unrealized depreciation on investments based on cost of $20,659,332 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $133,041 and $567,130, respectively, resulting in net unrealized depreciation of $434,089.

               See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST                                                52

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-95.2% OF NET ASSETS

NON-CONVERTIBLE BONDS--79.7%

AEROSPACE/DEFENSE--1.7%
  Raytheon Co., 6.400%, 12/15/18                                     USD       2,500,000      $  2,120,225
  Raytheon Co., 7.200%, 8/15/27                                                  500,000           438,575
                                                                                              ------------
                                                                                                 2,558,800
                                                                                              ------------
AIRLINES--1.2%
  Delta Air Lines, Inc., 8.300%, 12/15/29                                      2,000,000         1,807,660
                                                                                              ------------
AIR TRANSPORT--2.4%
  Atlas Air, Inc., 7.680%, 1/02/14                                             3,884,722         3,734,772
                                                                                              ------------
AUTO & RELATED--3.7%
  Dana Corp., 7.000%, 3/15/28                                                  1,000,000           830,800
  Dana Corp., 7.000%, 3/01/29                                                  1,000,000           802,940
  Delphi Automotive Systems Corp., 7.125%, 5/01/29                             1,825,000         1,554,060
  Ford Motor Co., 6.375%, 2/01/29                                              2,000,000         1,610,020
  TRW, Inc., 6.650%, 1/15/28                                                     250,000           198,603
  TRW, Inc., 7.750%, 6/01/29                                                     750,000           676,549
                                                                                              ------------
                                                                                                 5,672,972
                                                                                              ------------
BANKS/SAVINGS & LOANS--1.2%
  First Union Institutional Trust, 7.850%, 1/01/27                               500,000           434,895
  Key Bank NA, 6.950%, 2/01/28                                                   500,000           441,145
  Keycorp Capital II, 6.875%, 3/17/29                                            500,000           388,785
  Keycorp Capital III, 7.750%, 7/15/29                                           650,000           562,803
                                                                                              ------------
                                                                                                 1,827,628
                                                                                              ------------
BUILDING MATERIALS--0.1%
  Owens Corning, 7.500%, 8/01/18 ^                                               500,000           143,750
                                                                                              ------------
CANADIAN--16.9%
  Canadian Government, Zero Coupon Bond, 6/01/25                     CAD      31,550,000         5,243,861
  MacMillan Bloedel Ltd., 7.700%, 2/15/26                            USD         305,000           288,252
  Milit-Air, Inc., 5.750%, 6/30/19                                   CAD       1,800,000         1,148,089
  New Brunswick FM Project, Zero Coupon Bond,
   11/30/27 (step to 6.470% on 5/30/03) 144A #                                   500,000           273,850
  Ontario Hydro, Zero Coupon Bond, 10/15/21                                      850,000           147,114
  Province of Alberta, 5.000%, 12/16/08                                        2,000,000         1,243,066
  Province of Alberta, 5.400%, 6/15/10                                         2,327,500         1,476,404
  Province of Alberta, 5.930%, 9/16/16                                           681,750           445,626
  Province of British Columbia,
   Zero Coupon Bond, 8/23/13                                                   5,000,000         1,451,070
  Province of British Columbia,
   Zero Coupon Bond, 6/09/14                                                   1,000,000           275,761
  Province of British Columbia,
   Zero Coupon Bond, 9/05/20                                                   3,300,000           598,945
  Province of British Columbia,
   Zero Coupon Bond, 6/09/22                                                   4,000,000           654,248

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

CANADIAN--CONTINUED
  Province of British Columbia,
   Zero Coupon Bond, 8/19/22                                         CAD       4,195,000      $    678,139
  Province of British Columbia,
   Zero Coupon Bond, 8/23/24                                                  10,000,000         1,430,395
  Province of British Columbia,
   Zero Coupon Bond, 11/19/27                                                  6,500,000           794,632
  Province of British Columbia, 5.700%, 6/18/29                                  325,000           197,839
  Province of Manitoba, 6.500%, 9/22/17                                        1,825,000         1,232,197
  Province of Manitoba, 7.750%, 12/22/25                                       3,100,000         2,397,729
  Province of Newfoundland, 6.150%, 4/17/28                                      500,000           313,479
  Province of Ontario, Zero Coupon Bond, 6/02/27                              10,000,000         1,304,747
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14                          2,500,000           700,389
  Province of Saskatchewan, 5.750%, 3/05/29                                    5,225,000         3,201,415
  Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 2/04/22                                                   1,281,000           212,257
  Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 5/30/25                                                   1,250,000           173,564
                                                                                              ------------
                                                                                                25,883,068
                                                                                              ------------
COMPUTER HARDWARE--3.5%
  Dell Computer Corp., 7.100%, 4/15/28                               USD         350,000           312,788
  Seagate Technology, Inc., 7.370%, 3/01/07                                    2,000,000         1,811,940
  Seagate Technology, Inc., 7.450%, 3/01/37                                    3,250,000         3,135,220
  Seagate Technology, Inc., 7.875%, 3/01/17                                      200,000           193,128
                                                                                              ------------
                                                                                                 5,453,076
                                                                                              ------------
ELECTRONIC COMPONENTS--0.0%
  Zenith Electronics Corp., 8.190%, 11/01/09                                      34,000             9,860
                                                                                              ------------
ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.2%
  Pioneer Standard Electronics, Inc., 8.500%, 8/01/06                            250,000           238,880
                                                                                              ------------
ENTERTAINMENT--2.6%
  Time Warner Entertainment Co., 6.875%, 6/15/18                                 410,000           370,874
  Time Warner Entertainment Co., 6.950%, 1/15/28                               2,250,000         1,993,297
  Time Warner, Inc., 6.625%, 5/15/29                                           1,850,000         1,568,486
                                                                                              ------------
                                                                                                 3,932,657
                                                                                              ------------
FINANCIAL SERVICES--1.7%
  Capital One Bank, 7.160%, 4/10/06                                              105,000           101,797
  Fleet Financial Group, 6.700%, 7/15/28                                         786,000           682,948
  Merey Sweeny LP, 8.850%, 12/18/19 144A                                         500,000           500,290
  Security Capital Group, Inc., 7.700%, 6/15/28                                1,000,000           823,400
  US West Capital Funding, Inc., 6.500%, 11/15/18                                500,000           439,870
                                                                                              ------------
                                                                                                 2,548,305
                                                                                              ------------
FOOD & BEVERAGE--0.6%
  ConAgra, Inc., 7.000%, 10/01/28                                              1,000,000           861,560
                                                                                              ------------


LOOMIS SAYLES INVESTMENT TRUST                                               54

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

FOREIGN GOVERNMENT/AGENCY--4.3%
  New South Wales Treasury,
   Zero Coupon Bond, 11/23/20                                        AUD       6,000,000      $    866,386
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK                     USD       3,078,523         2,355,070
  Republic of South Africa, 8.500%, 6/23/17                                    1,125,000         1,026,563
  Republic of South Africa, 12.500%, 12/21/06                        ZAR       8,600,000         1,155,606
  Republic of South Africa, 13.000%, 8/31/10                                   6,800,000           911,739
  Republic of South Africa, 13.500%, 9/15/15                                   2,500,000           345,634
                                                                                              ------------
                                                                                                 6,660,998
                                                                                              ------------
FOREIGN ISSUER--12.9%
  Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A                 USD       2,250,000         1,766,250
  Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                                500,000           409,405
  Embotelladora Andina SA, 7.625%, 10/01/27                                    1,000,000           837,908
  Enersis SA, 7.400%, 12/01/16                                                 2,550,000         2,243,972
  Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07                       1,000,000           820,000
  Industrial Finance Corp. of Thailand,
   6.875%, 4/01/03 144A                                                          575,000           558,566
  Korea Electric Power Corp., 7.400%, 4/01/16                                    448,535           412,885
  PDVSA Finance Ltd., 7.400%, 8/15/16                                          2,000,000         1,612,500
  PDVSA Finance Ltd., 7.500%, 11/15/28                                         2,000,000         1,500,000
  Perez Companc SA, 8.125%, 7/15/07 144A                                         350,000           301,000
  Petrozuata Finance, Inc., 8.220%, 4/01/17 144A                                 700,000           577,500
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27                           100,000            38,000
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                          1,250,000           954,250
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A                                2,750,000         2,489,402
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                5,390,000         4,557,331
  Thai Farmers Bank Plc, 8.250%, 8/21/16 144A                                    250,000           195,000
  Total Access Communication Public Co. Ltd.,
   8.375%, 11/04/06 144A                                                         150,000           132,000
  Transgas De Occidente SA, 9.790%, 11/01/10 144A                                485,267           378,509
                                                                                              ------------
                                                                                                19,784,478
                                                                                              ------------
FOREST & PAPER PRODUCTS--2.0%
  Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                        1,500,000         1,290,570
  Georgia-Pacific Group, 7.750%, 11/15/29                                      1,525,000         1,390,190
  Westvaco Corp., 7.000%, 8/15/23                                                500,000           413,320
                                                                                              ------------
                                                                                                 3,094,080
                                                                                              ------------
GOVERNMENT AGENCIES--2.1%
  Federal Home Loan Mortgage Corp., 6.000%, 4/15/28                            1,000,000           886,250
  Federal National Mortgage Association,
   Zero Coupon Bond, 10/29/07                                        NZD       6,850,000         1,649,493
  Federal National Mortgage Association, 6.375%, 8/15/07             AUD       1,250,000           661,720
                                                                                              ------------
                                                                                                 3,197,463
                                                                                              ------------
HEALTHCARE--PRODUCTS--0.5%
  Bausch & Lomb, Inc., 7.125%, 8/01/28                               USD       1,250,000           763,863
                                                                                              ------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000


                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------

BONDS AND NOTES-CONTINUED

HOME BUILDERS--1.8%
  Lennar Corp., 7.625%, 3/01/09                                      USD         500,000      $    424,365
  Pulte Corp., 7.000%, 12/15/03                                                  188,000           176,761
  Pulte Corp., 7.300%, 10/24/05                                                  200,000           183,580
  Pulte Corp., 7.625%, 10/15/17                                                2,500,000         1,998,750
                                                                                              ------------
                                                                                                 2,783,456
                                                                                              ------------
INSURANCE--0.0%
  Progressive Corp., 6.625%, 3/01/29                                              35,000            27,795
                                                                                              ------------
OIL & GAS--2.3%
  Anadarko Petroleum Corp., 6.625%, 1/15/28                                    1,000,000           833,040
  Global Marine, Inc., 7.000%, 6/01/28                                           250,000           223,115
  Global Marine, Inc., 7.125%, 9/01/07                                            50,000            48,865
  Mitchell Energy & Development Corp.,
   6.750%, 2/15/04                                                               300,000           292,035
  Pennzoil-Quaker State Co., 7.375%, 4/01/29                                   1,000,000           748,860
  Pioneer Natural Resources Co., 7.200%, 1/15/28                               1,000,000           795,000
  Union Oil Co., 7.500%, 2/15/29                                                  45,000            42,885
  Union Pacific Resources Group, Inc., 7.150%, 5/15/28                           350,000           321,884
  Union Pacific Resources Group, Inc., 7.500%, 10/15/26                          250,000           240,125
                                                                                              ------------
                                                                                                 3,545,809
                                                                                              ------------
OIL & GAS DRILLING EQUIPMENT--1.6%
  R & B Falcon Corp., Series B, 7.375%, 4/15/18                                2,750,000         2,450,937

RAIL--TRANSPORT--0.1%
  Missouri Pacific Railroad Co., 5.000%, 1/01/45                                 275,000           142,656
                                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS--7.1%
  AMB Property Corp., 7.500%, 6/30/18                                          1,000,000           888,290
  American Health Properties, Inc., 7.500%, 1/15/07                              110,000            99,168
  Camden Property Trust, 7.000%, 11/15/06                                        500,000           473,350
  Colonial Realty LP, 8.050%, 7/15/06                                            165,000           161,845
  EOP Operating LP, 7.500%, 4/19/29                                            2,000,000         1,763,960
  Evans Withycombe Residential, Inc., 7.625%, 4/15/07                             45,000            44,017
  First Industrial, 7.500%, 12/01/17                                           2,750,000         2,379,740
  First Industrial, 7.600%, 7/15/28                                            1,250,000         1,048,388
  Highwoods Realty LP, 7.500%, 4/15/18                                         1,000,000           829,540
  Susa Partnership LP, 7.450%, 7/01/18                                            80,000            68,725
  Susa Partnership LP, 7.500%, 12/01/27                                        1,750,000         1,453,077
  TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                         2,425,000         1,681,493
                                                                                              ------------
                                                                                                10,891,593
                                                                                              ------------
RETAIL--GENERAL--1.1%
  J.C. Penney Co., Inc., 7.650%, 8/15/16                                         500,000           344,800
  J.C. Penney Co., Inc., 7.950%, 4/01/17                                         250,000           176,438
  K Mart Corp., 7.950%, 2/01/23                                                1,250,000           836,425
  Woolworth Corp., 8.500%, 1/15/22                                               500,000           325,000
                                                                                              ------------
                                                                                                 1,682,663
                                                                                              ------------


LOOMIS SAYLES INVESTMENT TRUST                                               56

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------

BONDS AND NOTES-CONTINUED

SECURITIES--1.0%
  Lehman Brothers Holdings, Inc., 6.625%, 2/15/08                    USD       1,500,000      $  1,414,800
  Lehman Brothers Holdings, Inc., 7.375%, 1/15/07                                 60,000            59,624
                                                                                              ------------
                                                                                                 1,474,424
                                                                                              ------------
SUPRANATIONAL--2.2%
  International Bank for Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                                         NZD       9,650,000         2,392,645
  International Bank for Reconstruction & Development,
   5.500%, 11/03/08                                                            1,000,000           363,350
  International Bank for Reconstruction & Development,
   8.000%, 5/23/07                                                             1,505,000           629,389
                                                                                              ------------
                                                                                                 3,385,384
                                                                                              ------------
TAXABLE MUNICIPAL--0.5%
  Orange County, California Pension Obligation,
   Zero Coupon Bond, 9/01/16                                         USD       2,500,000           749,575
                                                                                              ------------
TEXTILE & APPAREL--0.4%
  Burlington Industries, Inc., 7.250%, 8/01/27                                   315,000           138,600
  Kellwood Co., 7.625%, 10/15/17                                               1,000,000           551,670
                                                                                              ------------
                                                                                                   690,270
                                                                                              ------------
TOBACCO--1.8%
  Philip Morris Cos., Inc., 7.750%, 1/15/27                                    3,250,000         2,843,685
                                                                                              ------------
TRANSPORTATION--0.3%
  American President Cos. Ltd., 7.125%, 11/15/03                                 500,000           390,000
  American President Cos. Ltd., 8.000%, 1/15/24                                  100,000            50,000
                                                                                              ------------
                                                                                                   440,000
                                                                                              ------------
UTILITIES--1.9%
  Boston Edison Co., 7.800%, 3/15/23                                             250,000           233,545
  Commonwealth Edison Co., 4.750%, 12/01/11                                      116,000            96,280
  KN Capital Trust, 7.630%, 4/15/28                                            2,000,000         1,737,020
  KN Energy, Inc., 7.250%, 3/01/28                                             1,000,000           905,350
                                                                                              ------------
                                                                                                 2,972,195
                                                                                              ------------
  TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $130,568,450)                                                              122,254,312
                                                                                              ------------
CONVERTIBLE BONDS--15.5%
AUTO & RELATED--0.3%
  Magna International, Inc. Class A, 4.875%, 2/15/05                             500,000           444,375
                                                                                              ------------
COMPUTERS--0.1%
  Maxtor Corp., 5.750%, 3/01/12                                                  150,000           105,000
                                                                                              ------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

DIVERSIFIED OPERATIONS--2.3%
  Ogden Corp., 5.750%, 10/20/02                                      USD         600,000      $    524,359
  Thermo Electron Corp., 4.250%, 1/01/03 144A                                  3,250,000         3,087,500
                                                                                              ------------
                                                                                                 3,611,859
                                                                                              ------------
ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.0%
  Richardson Electronics Ltd., 7.250%, 12/15/06                                   50,000            41,000
                                                                                              ------------
ENVIRONMENTAL SERVICES--1.2%
  Thermo TerraTech, Inc., 4.625%, 5/01/03                                        250,000           235,625
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A                                 1,650,000         1,555,125
                                                                                              ------------
                                                                                                 1,790,750
                                                                                              ------------
FINANCIAL SERVICES--0.9%
  Bell Atlantic Financial Services, 5.750%, 4/01/03                            1,390,000         1,347,466
                                                                                              ------------
FOREIGN ISSUER--1.0%
  Bangkok Bank Public Co. Ltd., 4.589%, 3/03/04                                  500,000           251,250
  Burns, Philp, 5.500%, 4/30/04                                                  590,000           389,400
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ^                                    1,150,000           414,000
  Samsung Display Devices, 0.250%, 3/12/06                                       260,000           312,000
  Siam Commercial Bank Public Co. Ltd.,
   3.250%, 1/24/04                                                               100,000            48,625
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04                             100,000            72,500
                                                                                              ------------
                                                                                                 1,487,775
                                                                                              ------------
FREIGHT TRANSPORTATION--0.1%
  Builders Transportation, Inc., 6.500%, 5/01/11 ^                               129,000               161
  Worldway Corp., 6.250%, 4/15/11                                                225,000           182,250
                                                                                              ------------
                                                                                                   182,411
                                                                                              ------------
HEALTHCARE--DRUGS--0.0%
  NABI, Inc., 6.500%, 2/01/03                                                    100,000            75,000
                                                                                              ------------
HEALTHCARE--SERVICES--0.4%
  Healthsouth Corp., 3.250%, 4/01/03                                             750,000           630,000
                                                                                              ------------
INSURANCE--3.6%
  Loews Corp., 3.125%, 9/15/07                                                 6,225,000         5,585,194
                                                                                              ------------
MACHINERY--0.0%
  Intevac, Inc., 6.500%, 3/01/04                                                 100,000            49,625
                                                                                              ------------
MANUFACTURING--0.1%
  FMC Corp., 6.750%, 1/16/05                                                     170,000           139,400
                                                                                              ------------
MULTI-INDUSTRY--0.9%
  Thermo Instrument Systems, Inc.,
   4.500%, 10/15/03 144A                                                       1,450,000         1,359,375
                                                                                              ------------
OFFICE EQUIPMENT--1.9%
  Xerox Corp., 0.570%, 4/21/18                                                 5,750,000         2,957,627
                                                                                              ------------


LOOMIS SAYLES INVESTMENT TRUST                                               58

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES-CONTINUED

OIL & GAS--1.8%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08                      USD       2,424,000      $  1,994,467
  Diamond Offshore Drilling, Inc., 3.750%, 2/15/07                               350,000           394,713
  Noram Energy Corp., 6.000%, 3/15/12                                            335,000           311,550
                                                                                              ------------
                                                                                                 2,700,730
                                                                                              ------------
PUBLISHING--0.4%
  Scholastic Corp., 5.000%, 8/15/05 144A                                         540,000           584,550
                                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS--0.5%
  Federal Realty Investors Trust, 5.250%, 10/28/03                               835,000           723,319
                                                                                              ------------
RETAIL--SPECIALTY--0.0%
  CML Group, Inc., 5.500%, 1/15/03 ^                                              50,000                32
                                                                                              ------------
  TOTAL CONVERTIBLE BONDS
   (Identified Cost $24,449,917)                                                                23,815,488
                                                                                              ------------
  TOTAL BONDS AND NOTES
   (Identified Cost $155,018,367)                                                              146,069,800
                                                                                              ------------

                                                                                 SHARES
----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS-2.6% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS--1.3%
CHEMICALS--MAJOR--0.1%
  E.I. du Pont DeNemours & Co., $3.50                                              2,200           117,700
                                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  CarrAmerica Realty Corp., Series C, 8.550%                                         700            15,050
  Equity Residential Properties Trust, Series L, 7.625%                            2,000            43,750
  First Industrial Realty Trust, Inc., Series E, 7.900%                            1,500            31,500
  ProLogis Trust, Series E, 8.750%                                                 5,000           117,812
                                                                                              ------------
                                                                                                   208,112
                                                                                              ------------
UTILITIES--1.1%
  Central Illinois Light Co., 4.500%                                                 100             6,200
  Connecticut Light & Power Co., $2.20                                               263             7,791
  Consolidated Edison, Inc., Series C, 4.650%                                        300            20,625
  Dayton Power & Light Co., 3.750%                                                   701            39,957
  Del Marva Power & Light Co., 4.000%                                                350            18,900
  Duquesne Light Co., 4.000%                                                         300             7,950
  Illinois Power Co., 4.080%                                                         600            17,663
  Illinois Power Co., 4.200%                                                         400            12,050
  Jersey Central Power & Light Co., 4.000%                                         3,710           220,745
  MDU Resources Group, Inc., 5.100%                                                  900            80,100
  Northern Indiana Public Service Co., 4.250%                                      2,210           118,235
  Pacific Gas & Electric Corp., 5.500%                                               100             1,725
  Pacific Gas & Electric Corp., Series D, 5.000%                                  25,100           357,675
  PSI Energy, Inc., 4.320%                                                           200             3,088
  Public Service Electric & Gas Co., 4.080%                                          400            22,500

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000


                                                                                 SHARES            VALUE +
----------------------------------------------------------------------------------------------------------

PREFERRED STOCKS-CONTINUED

UTILITIES--CONTINUED
  San Diego Gas & Electric Co., 4.500%                                               100      $      1,350
  Southern California Edison Co., 4.240%                                           5,700            83,362
  Southern California Edison Co., 4.320%                                          23,380           315,630
  Southern California Edison Co., 4.780%                                           8,000           107,000
  Union Electric Co., $4.50                                                        4,210           244,180
  Xcel Energy, Inc., $4.08                                                            50             2,975
  Xcel Energy, Inc., $4.10                                                           100             6,050
                                                                                              ------------
                                                                                                 1,695,751
                                                                                              ------------
  TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $2,078,839)                                                                  2,021,563
                                                                                              ------------
CONVERTIBLE PREFERRED STOCKS--1.3%
AEROSPACE/DEFENSE--0.2%
  Coltec Capital Trust, 5.250%                                                     7,500           360,000
                                                                                              ------------
BUILDING MATERIALS--0.0%
  Owens Corning, 6.500% ^                                                          2,500            16,875
                                                                                              ------------
OIL & GAS--0.8%
  EVI, Inc., 5.000%                                                               25,250         1,208,844
                                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
  Camden Property Trust, $2.25                                                     3,000            74,812
  Equity Residential Properties Trust, 7.250%                                     14,350           324,669
                                                                                              ------------
                                                                                                   399,481
                                                                                              ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $1,567,262)                                                                  1,985,200
                                                                                              ------------
  TOTAL PREFERRED STOCKS
   (Identified Cost $3,646,101)                                                                  4,006,763
                                                                                              ------------


LOOMIS SAYLES INVESTMENT TRUST                                               60

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-0.8% OF NET ASSETS

         Repurchase Agreement with State Street Bank and
         Trust Co., dated 9/29/00 at 5.250% to be repurchased
         at $1,113,487 on 10/02/00 collateralized by $1,005,000
         U.S. Treasury Bond, 7.125% due 2/15/23 with a
         value of $1,138,910                                         USD       1,113,000      $  1,113,000
                                                                                              ------------

  TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $1,113,000)                                                                  1,113,000
                                                                                              ------------
  TOTAL INVESTMENTS--98.6%
  (IDENTIFIED COST $159,777,468) @                                                             151,189,563
  Cash and Other Assets, Less Liabilities--1.4%                                                  2,222,551
                                                                                              ------------
NET ASSETS--100.%                                                                             $153,412,114
                                                                                              ============

+     See Note 1.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK   All or a portion of income may be received as additional securities.
^     Security in default
@ At September 30, 2000, the net unrealized depreciation on investments based on cost of $159,784,607 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,359,028 and $13,954,072 respectively, resulting in net unrealized depreciation of $8,595,044.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES PROVIDENT FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   SHARES          VALUE +
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS-82.3% OF NET ASSETS

AEROSPACE/DEFENSE--2.3%
  General Dynamics Corp.                                                            8,700      $   546,469
                                                                                               -----------

AIRLINES--2.2%
  Southwest Airlines Co.                                                           21,300          516,525
                                                                                               -----------

CHEMICALS--MAJOR--1.8%
  Praxair, Inc.                                                                    11,450          427,944
                                                                                               -----------

COMMERCIAL SERVICES--1.2%
  Manpower, Inc.                                                                    8,900          284,244
                                                                                               -----------

COMPUTER HARDWARE--5.5%
  Apple Computer, Inc. *                                                            8,400          216,300
  Compaq Computer Corp.                                                            15,600          430,248
  International Business Machines Corp.                                             5,800          652,500
                                                                                               -----------
                                                                                                 1,299,048
                                                                                               -----------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--3.5%
  Analog Devices, Inc. *                                                            5,300          437,581
  GlobeSpan, Inc. *                                                                 3,300          402,600
                                                                                               -----------
                                                                                                   840,181
                                                                                               -----------

FINANCIAL SERVICES--2.9%
  Citigroup, Inc.                                                                  12,533          677,565
                                                                                               -----------

FOOD & BEVERAGE--2.5%
  PepsiCo, Inc.                                                                    12,900          593,400
                                                                                               -----------

HEALTHCARE--BIOTECHNOLOGY--1.5%
  Amgen, Inc. *                                                                     5,200          363,106
                                                                                               -----------

HEALTHCARE--DRUGS--4.8%
  Pfizer, Inc.                                                                     13,100          588,681
  Pharmacia Corp.                                                                   9,200          553,725
                                                                                               -----------
                                                                                                 1,142,406
                                                                                               -----------

INSURANCE--7.6%
  AFLAC, Inc.                                                                      12,100          775,157
  American General Corp.                                                            7,000          546,000
  Hartford Financial Services Group, Inc.                                           6,700          488,681
                                                                                               -----------
                                                                                                 1,809,838
                                                                                               -----------

MANUFACTURING--2.4%
  Minnesota Mining and Manufacturing Co.                                            6,250          569,531
                                                                                               -----------

METALS & MINING--3.4%
  Alcoa, Inc.                                                                      15,600          394,875
  Newmont Mining Corp.                                                             24,800          421,600
                                                                                               -----------
                                                                                                   816,475
                                                                                               -----------

LOOMIS SAYLES INVESTMENT TRUST                                       62

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                   SHARES          VALUE +
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

NATURAL GAS--2.5%
  El Paso Energy Corp.                                                              9,450      $   582,356
                                                                                               -----------

OIL & GAS DRILLING EQUIPMENT--2.6%
  Nabors Industries, Inc. *                                                        12,000          628,800
                                                                                               -----------

OIL & GAS EXPLORATION--13.6%
  Anadarko Petroleum Corp.                                                          9,350          621,401
  Devon Energy Corp.                                                               10,000          601,500
  EOG Resources, Inc.                                                              17,400          676,425
  Kerr-McGee Corp.                                                                  9,950          659,187
  Unocal Corp.                                                                     18,500          655,594
                                                                                               -----------
                                                                                                 3,214,107
                                                                                               -----------

OIL & GAS--MAJOR INTEGRATED--2.3%
  Phillips Petroleum Co.                                                            8,700          545,925
                                                                                               -----------

PUBLISHING--2.2%
  McGraw-Hill Cos., Inc.                                                            8,100          514,856
                                                                                               -----------

RETAIL--FOOD & DRUG--2.8%
  CVS Corp.                                                                        14,400          666,900
                                                                                               -----------

RETAIL--GENERAL--5.4%
  Best Buy Co., Inc. *                                                              7,200          458,100
  BJ's Wholesale Club, Inc. *                                                      10,300          351,488
  Target Corp.                                                                     18,200          466,375
                                                                                               -----------
                                                                                                 1,275,963
                                                                                               -----------

TELECOMMUNICATIONS--4.4%
  BellSouth Corp.                                                                  14,550          585,638
  Dominion Resources, Inc.                                                          7,700          447,081
                                                                                               -----------
                                                                                                 1,032,719
                                                                                               -----------

UTILITIES--ELECTRIC--4.9%
  Duke Energy Corp.                                                                 5,900          505,925
  Peco Energy Co.                                                                  11,000          666,188
                                                                                               -----------
                                                                                                 1,172,113
                                                                                               -----------

  TOTAL COMMON STOCKS
   (Identified Cost $18,068,247)                                                                19,520,471
                                                                                               -----------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                     FACE
                                                                                   AMOUNT          VALUE +
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-20.2% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust Co., dated 9/29/00 at 5.250% to be repurchased at $4,783,092 on
    10/02/00 collateralized by $3,535,000 U.S. Treasury Bond,
    12.000% due 8/15/13 with a value of $4,878,300                             $4,781,000      $ 4,781,000
                                                                                               -----------

  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $4,781,000)                                                                 4,781,000
                                                                                               -----------

TOTAL INVESTMENTS--102.5%
  (IDENTIFIED COST $22,849,247) @                                                               24,301,471
  Liabilities, Less Cash and Other Assets--(2.5%)                                                 (583,303)
                                                                                               -----------
NET ASSETS--100%                                                                               $23,718,168
                                                                                               ===========

+   See Note 1.
*   Non-income producing security
@ At September 30, 2000, the net unrealized appreciation on investments based on cost of $22,929,617 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,402,657 and $1,030,803, respectively, resulting in net unrealized appreciation of $1,371,854.

                      See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST                                       64

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS-97.5% OF NET ASSETS

AEROSPACE/DEFENSE--1.0%
  Teledyne Technologies, Inc. *                                                   47,350      $  1,379,069
                                                                                              ------------

BANKS/SAVINGS & LOANS--1.5%
  Southwest Bancorporation of Texas, Inc. *                                       62,100         2,029,894
                                                                                              ------------

BUILDING & CONSTRUCTION--1.5%
  Toll Brothers, Inc. *                                                           59,600         2,048,750
                                                                                              ------------

BUSINESS SERVICES--3.8%
  About.com, Inc. *                                                               17,700           573,038
  Bell Microproducts, Inc. *                                                      40,400         1,262,500
  Hall, Kinion & Associates, Inc. *                                               39,900         1,134,656
  internet.com Corp. *                                                            22,200           686,813
  On Assignment, Inc. *                                                           46,350         1,454,231
                                                                                              ------------
                                                                                                 5,111,238
                                                                                              ------------

COMMUNICATIONS EQUIPMENT--8.8%
  Aeroflex, Inc. *                                                                72,875         3,543,547
  Anaren Microwave, Inc. *                                                        15,050         2,041,156
  Computer Network Technology Corp. *                                             50,900         1,749,687
  MCK Communications, Inc. *                                                      48,750         1,102,969
  Tollgrade Communications, Inc. *                                                15,250         2,116,891
  Tut Systems, Inc. *                                                             14,300         1,234,269
                                                                                              ------------
                                                                                                11,788,519
                                                                                              ------------

COMPUTER HARDWARE--1.0%
  Adept Technology, Inc. *                                                        24,200         1,272,013
                                                                                              ------------

COMPUTER SERVICES--1.8%
  Avocent Corp. *                                                                 42,850         2,362,106
                                                                                              ------------

COMPUTER SOFTWARE--11.4%
  Advent Software, Inc. *                                                         65,050         4,545,369
  Aware, Inc. *                                                                   25,400           977,900
  Macrovision Corp. *                                                             41,350         3,349,350
  Manugistics Group, Inc. *                                                       37,450         3,674,781
  Netegrity, Inc. *                                                               33,775         2,364,250
  NetScout Systems, Inc. *                                                        13,950           331,312
                                                                                              ------------
                                                                                                15,242,962
                                                                                              ------------

EDUCATION--1.6%
  Education Management Corp. *                                                    28,100           756,944
  Learning Tree International, Inc. *                                             28,600         1,362,075
                                                                                              ------------
                                                                                                 2,119,019
                                                                                              ------------

ELECTRICAL EQUIPMENT--1.0%
  Peco II, Inc. *                                                                 29,600         1,385,650
                                                                                              ------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

ELECTRONIC COMPONENTS--8.6%
  GSI Lumonics, Inc. *                                                            80,900      $  1,334,850
  LightPath Technologies, Inc. Class A *                                          58,150         2,762,125
  Merix Corp. *                                                                   46,600         3,020,262
  Plexus Corp. *                                                                  46,300         3,264,150
  Valence Technology, Inc. *                                                      65,050         1,122,113
                                                                                              ------------
                                                                                                11,503,500
                                                                                              ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--9.9%
  Actel Corp. *                                                                   27,550           990,078
  Exar Corp. *                                                                    30,550         3,696,550
  Integrated Silicon Solution, Inc. *                                              3,700            52,494
  Kopin Corp. *                                                                    4,900            88,200
  OmniVision Technologies, Inc. *                                                 28,600         1,034,962
  Pericom Semiconductor Corp. *                                                   68,000         2,554,250
  Supertex, Inc. *                                                                29,050         1,463,394
  TranSwitch Corp. *                                                              52,200         3,327,750
                                                                                              ------------
                                                                                                13,207,678
                                                                                              ------------

ELECTRONIC MEASURING INSTRUMENTS--1.4%
  Keithley Instruments, Inc.                                                      27,550         1,928,500
                                                                                              ------------

FINANCIAL SERVICES--3.5%
  Affiliated Managers Group, Inc. *                                               43,850         2,496,709
  Dain Rauscher Corp.                                                             15,050         1,399,650
  Digital Insight Corp. *                                                         22,650           812,569
                                                                                              ------------
                                                                                                 4,708,928
                                                                                              ------------

FOOD--PACKAGED & MISCELLANEOUS--1.5%
  Hain Celestial Group, Inc. *                                                    55,700         1,956,463
                                                                                              ------------

HEALTHCARE--BIOTECHNOLOGY--8.6%
  Alkermes, Inc. *                                                                22,150           855,544
  Aurora Biosciences Corp. *                                                      33,000         2,244,000
  Cell Therapeutics, Inc. *                                                       32,000         2,134,000
  Exelixis, Inc. *                                                                37,000         1,160,875
  ILEX Oncology, Inc. *                                                           30,600           921,825
  ImmunoGen, Inc. *                                                               19,600           670,075
  Myriad Genetics, Inc. *                                                         22,700         1,960,712
  Sequenom, Inc. *                                                                17,800           749,825
  Visible Genetics, Inc. *                                                        19,900           803,463
                                                                                              ------------
                                                                                                11,500,319
                                                                                              ------------

HEALTHCARE--DRUGS--2.8%
  Dura Pharmaceuticals, Inc. *                                                    67,250         2,378,969
  Noven Pharmaceuticals, Inc. *                                                   33,050         1,412,887
                                                                                              ------------
                                                                                                 3,791,856
                                                                                              ------------

LOOMIS SAYLES INVESTMENT TRUST                                       66

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                  SHARES           VALUE +
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

HEALTHCARE--MEDICAL TECHNOLOGY--4.6%
  Biosite Diagnostics, Inc. *                                                     22,650      $    903,169
  Cyberonics, Inc. *                                                              42,600           913,237
  Cytyc Corp. *                                                                   49,300         2,126,062
  Illumina, Inc. *                                                                26,850         1,218,319
  Novoste Corp. *                                                                 23,150           983,875
                                                                                              ------------
                                                                                                 6,144,662
                                                                                              ------------

HEALTHCARE--SERVICES--7.4%
  Accredo Health, Inc. *                                                          48,300         2,360,662
  Advance Paradigm, Inc. *                                                        28,300         1,193,906
  PolyMedica Corp. *                                                              47,800         2,049,425
  Professional Detailing, Inc. *                                                  14,800           843,600
  Province Health Care, Inc. *                                                    84,950         3,392,691
                                                                                              ------------
                                                                                                 9,840,284
                                                                                              ------------

OIL & GAS--1.0%
  Cal Dive International, Inc. *                                                  23,650         1,352,484
                                                                                              ------------

OIL & GAS DRILLING EQUIPMENT--5.0%
  Marine Drilling Cos., Inc. *                                                   113,300         3,236,131
  Patterson Energy, Inc. *                                                       100,500         3,454,688
                                                                                              ------------
                                                                                                 6,690,819
                                                                                              ------------

OIL & GAS EXPLORATION--1.1%
  Spinnaker Exploration Co. *                                                     41,350         1,442,081
                                                                                              ------------

RETAIL--SPECIALTY--5.6%
  Cost Plus, Inc. *                                                               86,700         2,611,838
  PC Connection, Inc. *                                                           47,500         2,707,500
  Tweeter Home Entertainment Group, Inc. *                                        59,150         2,147,884
                                                                                              ------------
                                                                                                 7,467,222
                                                                                              ------------

TELECOMMUNICATIONS--3.1%
  AirGate PCS, Inc. *                                                             20,150           904,231
  Neon Communications, Inc. *                                                     28,100           979,987
  SBA Communications Corp. *                                                      54,150         2,270,916
                                                                                              ------------
                                                                                                 4,155,134
                                                                                              ------------

  TOTAL COMMON STOCKS
    (Identified Cost $108,255,860)                                                             130,429,150
                                                                                              ------------

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                                                    FACE
                                                                                  AMOUNT           VALUE +
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-8.5% OF NET ASSETS

   Repurchase Agreement with State Street Bank and Trust Co., dated 9/29/00 at 5.250% to be repurchased at $11,439,002 on
     10/02/00 collateralized by $8,895,000 U.S. Treasury Bond,
     8.875% due 2/15/19 with a value of $11,666,984                          $11,434,000      $ 11,434,000
                                                                                              ------------

     TOTAL SHORT-TERM INVESTMENT
       (Identified Cost $11,434,000)                                                            11,434,000
                                                                                              ------------
   TOTAL INVESTMENTS--106.0%
      (IDENTIFIED COST $119,689,860) @                                                         141,863,150
      Liabilities, Less Cash and Other Assets--(6.0%)                                           (8,078,829)
                                                                                              ------------
NET ASSETS--100%                                                                              $133,784,321
                                                                                              ============

+   See Note 1.
*   Non-income producing security
@ At September 30, 2000, the net unrealized appreciation on investments based on cost of $120,182,587 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $27,098,442 and $5,417,879, respectively, resulting in net unrealized appreciation of $21,680,563.

                 See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST                                       68

LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES SMALL COMPANY VALUE FUND

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000


                                                            SHARES       VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS-95.5% OF NET ASSETS

AEROSPACE/DEFENSE--2.1%
  Alliant Techsystems, Inc. *                                1,700   $   139,612
  Newport News Shipbuilding, Inc.                            4,900       212,537
  Teledyne Technologies, Inc. *                              3,300        96,113
                                                                     -----------
                                                                         448,262
                                                                     -----------
AUTO & RELATED--1.0%
  Oshkosh Truck Corp.                                        5,400       209,250
                                                                     -----------
BANKS/SAVINGS & LOANS--5.4%
  Astoria Financial Corp.                                    2,800       108,150
  City National Corp.                                        3,500       135,187
  Colonial BancGroup, Inc.                                   9,500        98,563
  Commerce Bancorp, Inc.                                     2,595       150,997
  Commercial Federal Corp.                                   7,800       149,175
  First Midwest Bancorp, Inc.                                5,850       155,756
  Hudson United Bancorp                                      5,718       157,960
  Wilmington Trust Corp.                                     3,300       176,962
                                                                     -----------
                                                                       1,132,750
                                                                     -----------
BROADCASTING--1.5%
  A. H. Belo Corp. Series A                                  7,600       140,125
  Harcourt General, Inc.                                     1,900       112,100
  Regent Communications, Inc. *                             10,900        60,631
                                                                     -----------
                                                                         312,856
                                                                     -----------
BUSINESS SERVICES--1.1%
  Black Box Corp. *                                          3,100       144,537
  Progress Software Corp. *                                  6,500        88,563
                                                                     -----------
                                                                         233,100
                                                                     -----------
CHEMICALS--0.7%
  Cabot Microelectronics Corp. *                               400        19,200
  Dionex Corp. *                                             4,400       121,550
                                                                     -----------
                                                                         140,750
                                                                     -----------
CHEMICALS--MAJOR--0.6%
  IMC Global, Inc.                                           8,500       123,250
                                                                     -----------
CHEMICALS--SPECIALTY--4.3%
  Cambrex Corp.                                              3,200       118,400
  Cuno, Inc. *                                               5,500       122,375
  Cytec Industries, Inc. *                                   3,600       120,375
  Ferro Corp.                                                4,000        76,250
  Great Lakes Chemical Corp.                                 4,100       120,181
  Olin Corp.                                                 4,800        77,700
  OM Group, Inc.                                               900        39,263
  Scotts Co. *                                               5,500       184,250
  Spartech Corp.                                             3,400        52,912
                                                                     -----------
                                                                         911,706
                                                                     -----------


LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                            SHARES       VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

COMMERCIAL SERVICES--4.4%
  ACNielson Corp. *                                          7,400   $   176,212
  ADVO, Inc. *                                               5,300       174,900
  Harte-Hanks, Inc.                                          6,400       174,400
  NetRatings, Inc. *                                         3,400        63,750
  R.H. Donnelley Corp. *                                    12,500       264,062
  United Stationers, Inc. *                                  3,100        83,313
                                                                     -----------
                                                                         936,637
                                                                     -----------
COMMUNICATIONS EQUIPMENT--1.4%
  C-COR.net Corp. *                                          1,800        27,563
  Harris Corp.                                               4,200       119,438
  Tekelec *                                                  4,500       147,937
                                                                     -----------
                                                                         294,938
                                                                     -----------
COMPUTER HARDWARE--0.9%
  National Instruments Corp. *                               2,900       127,963
  RadiSys Corp. *                                            1,300        65,731
                                                                     -----------
                                                                         193,694
                                                                     -----------
COMPUTER SERVICES--1.2%
  Affiliated Computer Services, Inc. Class A *               3,500       174,563
  Complete Business Solutions, Inc. *                        5,800        78,300
                                                                     -----------
                                                                         252,863
                                                                     -----------
COMPUTER SOFTWARE--1.7%
  Accrue Software, Inc. *                                    5,800        69,237
  Aspen Technology, Inc. *                                   3,800       171,475
  Great Plains Software, Inc. *                              4,200       118,125
                                                                     -----------
                                                                         358,837
                                                                     -----------
CONSUMER PRODUCTS--0.5%
  Fossil, Inc. *                                             8,600       114,488
                                                                     -----------
CONTAINERS--1.0%
  CoorsTek, Inc. *                                           5,300       202,725
                                                                     -----------
ELECTRICAL EQUIPMENT--1.1%
  Sensormatic Electronics Corp. *                            6,400        96,000
  Varian Semiconductor Equipment Associates, Inc. *          3,600       134,775
                                                                     -----------
                                                                         230,775
                                                                     -----------
ELECTRONIC COMPONENTS--3.8%
  CommScope, Inc. *                                          5,100       124,950
  CTS Corp.                                                  3,800       192,375
  DSP Group, Inc. *                                          2,600        97,175
  Eletronics For Imaging, Inc. *                             5,000       126,250
  Kent Electronics Corp. *                                   6,400       152,800


LOOMIS SAYLES INVESTMENT TRUST                                                70

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                            SHARES       VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

ELECTRONIC COMPONENTS--CONTINUED
  Vishay Intertechnology, Inc. *                             3,400   $   104,550
                                                                     -----------
                                                                         798,100
                                                                     -----------
ELECTRONIC COMPONENTS--SEMICONDUCTORS--3.6%
  Actel Corp. *                                              2,800       100,625
  C-Cube Microsystems, Inc. *                                3,800        77,900
  Dallas Semiconductor Corp.                                 3,500       115,062
  DuPont Photomasks, Inc. *                                  1,700        99,875
  Integrated Device Technology, Inc. *                       1,600       144,800
  International Rectifier Corp. *                            2,100       106,181
  REMEC, Inc. *                                              3,800       111,863
                                                                     -----------
                                                                         756,306
                                                                     -----------
ELECTRONIC MEASURING INSTRUMENTS--1.4%
  Cerprobe Corp. *                                           8,200       120,950
  Tektronix, Inc.                                            2,200       168,988
                                                                     -----------
                                                                         289,938
                                                                     -----------
ENTERTAINMENT--0.2%
  Steinway Musical Instruments, Inc. *                       1,900        33,131
                                                                     -----------
ENVIRONMENTAL SERVICES--1.1%
  American States Water Co.                                  4,000       121,000
  Tetra Tech, Inc. *                                         4,000       114,250
                                                                     -----------
                                                                         235,250
                                                                     -----------
FINANCIAL SERVICES--4.5%
  Affiliated Managers Group, Inc. *                          2,100       119,569
  Allied Capital Corp.                                       4,100        85,075
  American Capital Strategies Ltd.                           5,200       123,175
  AmeriCredit Corp. *                                        7,900       227,618
  Federated Investors, Inc. Class B                          4,500       111,375
  Heller Financial, Inc.                                     6,400       182,800
  Investment Technology Group, Inc. *                        2,800       111,825
                                                                     -----------
                                                                         961,437
                                                                     -----------
FOOD--PACKAGED & MISCELLANEOUS--2.5%
  Corn Products International, Inc.                          6,600       150,150
  International Multifoods Corp.                             3,300        57,338
  Interstate Bakeries Corp.                                  6,900       100,912
  Michael Foods, Inc.                                        9,600       224,400
                                                                     -----------
                                                                         532,800
                                                                     -----------
FOREST & PAPER PRODUCTS--0.1%
  Chesapeake Corp.                                           1,200        23,100
                                                                     -----------


LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                            SHARES       VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

FREIGHT TRANSPORTATION--1.7%
  GATX Corp.                                                 6,400   $   268,000
  USFreightways Corp.                                        4,200        95,287
                                                                     -----------
                                                                         363,287
                                                                     -----------
HEALTHCARE--BIOTECHNOLOGY--1.9%
  Invitrogen Corp. *                                         1,354        96,318
  Medicis Pharmaceutical Corp. Class A *                     2,800       172,200
  Myriad Genetics, Inc. *                                    1,600       138,200
                                                                     -----------
                                                                         406,718
                                                                     -----------

HEALTHCARE--MEDICAL TECHNOLOGY--5.9%
  Acuson Corp. *                                             8,300       188,825
  Beckman Coulter, Inc.                                      2,400       185,100
  IDEXX Laboratories, Inc. *                                 6,800       181,900
  Meridian Diognostic, Inc.                                  6,700        52,763
  Respironics, Inc. *                                       10,100       168,544
  Steris Corp. *                                            16,000       192,000
  Varian Medical Systems, Inc.                               3,000       135,562
  Wilson Greatbatch Technologies, Inc. *                     6,700       153,262
                                                                     -----------
                                                                       1,257,956
                                                                     -----------
HEALTHCARE--SERVICES--3.6%
  AmeriSource Health Corp. Class A *                         3,700       173,900
  Health Management Associates, Inc. Class A *               8,900       185,231
  Hooper Holmes, Inc.                                       11,500       109,365
  Per-Se Technologies, Inc. *                               10,566       134,056
  Renal Care Group, Inc. *                                   8,400       156,450
                                                                     -----------
                                                                         759,002
                                                                     -----------
HOME BUILDERS--0.8%
  D.R. Horton, Inc.                                          9,919       170,483
                                                                     -----------
HOME PRODUCTS--0.7%
  Alberto-Culver Co. Class A                                 5,600       140,350
                                                                     -----------
INSURANCE--5.6%
  Annuity and Life Re (Holdings) Ltd.                        4,400       106,150
  Arthur J. Gallagher & Co.                                  3,900       230,587
  HSB Group, Inc.                                            4,200       168,525
  Old Republic International Corp.                           7,800       187,688
  Protective Life Corp.                                      6,700       200,162
  Radian Group, Inc.                                         1,800       121,500
  StanCorp Financial Group, Inc.                             2,800       119,700
  Trigon Healthcare, Inc. *                                  1,000        52,563
                                                                     -----------
                                                                       1,186,875
                                                                     -----------
LODGING & HOTEL--0.6%
  MeriStar Hospitality Corp.                                 6,800       137,700
                                                                     -----------


LOOMIS SAYLES INVESTMENT TRUST                                                72

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                            SHARES       VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

MACHINERY--1.4%
  Astec Industries, Inc. *                                   4,000   $    43,750
  Gardner Denver, Inc. *                                     6,100        99,125
  Manitowoc Co., Inc.                                        5,100        98,175
  Milacron, Inc.                                             4,000        53,250
                                                                     -----------
                                                                         294,300
                                                                     -----------
MANUFACTURING--3.1%
  Crane Co.                                                  5,200       118,950
  Harman International Industries, Inc.                      4,800       187,680
  Monaco Coach Corp. *                                       9,300       153,450
  National Service Industries, Inc.                          2,500        48,906
  SPX Corp. *                                                1,000       141,938
                                                                     -----------
                                                                         650,924
                                                                     -----------
METALS & MINING--0.6%
  Harsco Corp.                                               3,400        75,013
  Worthington Industries, Inc.                               6,600        61,875
                                                                     -----------
                                                                         136,888
                                                                     -----------
OFFICE EQUIPMENT--0.5%
  School Specialty, Inc. *                                   5,400       115,088
                                                                     -----------
OIL & GAS DRILLING EQUIPMENT--2.2%
  Patterson Energy, Inc. *                                   4,600       158,125
  Tidewater, Inc.                                            3,600       163,800
  Veritas DGC, Inc. *                                        5,300       153,369
                                                                     -----------
                                                                         475,294
                                                                     -----------
OIL & GAS EXPLORATION--0.6%
  Spinnaker Exploration Co. *                                3,700       129,038
                                                                     -----------
OIL & GAS REFINING--0.8%
  Ultramar Diamond Shamrock Corp.                            6,500       164,938
                                                                     -----------
PUBLISHING--0.9%
  Houghton Mifflin Co.                                       2,300        90,275
  John Wiley & Son, Inc. Class A                             4,800       110,100
                                                                     -----------
                                                                         200,375
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS--4.7%
  Avalonbay Communities, Inc.                                2,700       128,756
  CarrAmerica Realty Corp.                                   4,800       145,200
  Liberty Property Trust                                     7,600       209,000
  Pacific Gulf Properties, Inc.                              7,900       211,325
  Prentiss Properties Trust                                  3,000        78,375
  Reckson Associates Realty Corp.                            8,400       214,200
                                                                     -----------
                                                                         986,856
                                                                     -----------


LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                            SHARES       VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS-CONTINUED

RESTAURANTS--1.5%
  Morrison Management Specialists, Inc.                      4,700   $   138,885
  Wendy's International, Inc.                                8,800       176,550
                                                                     -----------
                                                                         315,435
                                                                     -----------
RETAIL--FOOD & DRUG--1.0%
  Ruddick Corp.                                              5,700        79,088
  Sonic Corp. *                                              3,900       122,850
                                                                     -----------
                                                                         201,938
                                                                     -----------
RETAIL--SPECIALTY--4.1%
  Casey's General Stores, Inc.                              10,400       135,200
  Charming Shoppes, Inc. *                                  24,400       127,337
  Genesco, Inc. *                                            4,500        76,219
  Meade Instruments Corp. *                                  4,300        86,806
  Men's Wearhouse, Inc. *                                    3,800       107,588
  Movado Group, Inc.                                         8,800       152,900
  Pier 1 Imports, Inc.                                       6,500        88,156
  The Wet Seal, Inc. *                                       6,300        98,831
                                                                     -----------
                                                                         873,037
                                                                     -----------
STEEL--0.4%
  Allegheny Technologies, Inc.                               4,800        87,000
                                                                     -----------
TELECOMMUNICATIONS--0.4%
  ITC DeltaCom, Inc. *                                       6,700        77,050
                                                                     -----------
TEXTILE & APPAREL--1.4%
  Liz Claiborne, Inc.                                        5,300       204,050
  Russell Corp.                                              5,600        88,900
                                                                     -----------
                                                                         292,950
                                                                     -----------
UTILITIES--5.0%
  AGL Resources, Inc.                                        5,500       110,344
  Alliant Energy Corp.                                       5,600       164,500
  MDU Resources Group, Inc.                                  7,000       208,250
  New Jersey Resources Corp.                                 2,300        93,438
  NSTAR                                                      3,900       156,975
  Vectren Corp.                                             10,900       221,406
  Washington Gas Light Co.                                   3,900       104,812
                                                                     -----------
                                                                       1,059,725
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $17,701,580)                                     20,210,150
                                                                     -----------


LOOMIS SAYLES INVESTMENT TRUST                                                74

LOOMIS SAYLES INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS-AS OF SEPTEMBER 30, 2000

                                                              FACE
                                                            AMOUNT       VALUE +
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.4% OF NET ASSETS

COMMERCIAL PAPER--5.4%
  Associates Corp. of North America, 6.640%, 10/02/00     $851,940   $   851,940
  Chevron USA, Inc., 6.550%, 10/02/00                      300,000       300,000
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $1,151,940)                                       1,151,940
                                                                     -----------
TOTAL INVESTMENTS--100.9%
  (IDENTIFIED COST $18,853,520) @                                     21,362,090
  Liabilities, Less Cash and Other Assets--(0.9%)                       (200,262)
                                                                     -----------
NET ASSETS--100%                                                     $21,161,828
                                                                     ===========

+  See Note 1.
*  Non-income producing security
@ At September 30, 2000, the net unrealized appreciation on investments based on cost of $18,762,373 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,691,058 and $1,091,341, respectively, resulting in net unrealized appreciation of $2,599,717.

               See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]







LOOMIS SAYLES INVESTMENT TRUST                                                76

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000

                                                         CALIFORNIA TAX-                 CORE                FIXED
                                                             FREE INCOME         FIXED INCOME               INCOME
                                                                    FUND                 FUND                 FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at value                                     $  14,526,130        $  15,560,456        $ 407,159,772
  Repurchase agreement at value                                  563,000              323,000            7,412,000
  Cash                                                               671                  844              698,768
  Foreign currency at value*                                           0                    0              135,938
  Receivable for:
    Fund shares sold                                                   0                    0           10,700,000
    Securities sold                                                    0                    0              142,109
    Dividend and interest                                        227,298              254,113            7,164,665
  Due from the adviser (Note 3)                                    9,673                5,316                    0
  Other assets (Note 1H)                                               0                1,315                    0
                                                           -------------        -------------        -------------
                                                              15,326,772           16,145,044          433,413,252
                                                           -------------        -------------        -------------
LIABILITIES
  Payable for:
    Securities purchased                                               0                    0            5,329,814
    Fund shares redeemed                                               0                    0               81,000
  Accrued expenses:
    Management fees (Note 3)                                       6,286                4,588              169,881
    Trustee's fees (Note 3A)                                         856                  856                  856
    Administrative fees                                            1,100                1,301               22,952
  Other                                                           24,187               31,189               78,961
                                                           -------------        -------------        -------------
                                                                  32,429               37,934            5,683,464
                                                           -------------        -------------        -------------
NET ASSETS                                                 $  15,294,343        $  16,107,110        $ 427,729,788
                                                           =============        =============        =============
  Net Assets consist of:
    Capital paid in                                        $  15,270,596        $  16,397,546        $ 437,972,847
    Undistributed net investment income                           57,422            1,007,494           23,473,198
    Accumulated net realized gain (loss)                         (61,523)          (1,071,860)          (3,224,230)
    Unrealized appreciation (depreciation)
     on investments and foreign currency - net**                  27,848             (226,070)         (30,492,027)
                                                           -------------        -------------        -------------
NET ASSETS                                                 $  15,294,343        $  16,107,110        $ 427,729,788
                                                           =============        =============        =============
Shares of beneficial interest outstanding,
  no par value                                                 1,502,001            1,532,255           35,803,108
                                                           =============        =============        =============
Net asset value, and redemption price per share
  (Net assets/shares of beneficial interest
    outstanding)                                           $       10.18        $       10.51        $       11.95
Identified cost of investments                             $  15,061,282        $  16,109,526        $ 445,055,079
                                                           =============        =============        =============


* COST OF FOREIGN CURRENCY OF $137,307 AND $170,189 FOR THE FIXED INCOME FUND AND INVESTMENT GRADE FIXED INCOME FUND, RESPECTIVELY.
** NET OF CAPITAL GAIN WITHHOLDING TAXES OF $318 FOR THE HIGH YIELD FIXED INCOME FUND.

                 See accompanying notes to financial statements.

                                                            HIGH YIELD         INTERMEDIATE     INVESTMENT GRADE
                                                          FIXED INCOME       DURATION FIXED         FIXED INCOME
                                                                  FUND          INCOME FUND                 FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at value                                   $  32,141,165        $  20,225,243        $ 150,076,563
  Repurchase agreement at value                                786,000                    0            1,113,000
  Cash                                                           2,916               69,824                  269
  Foreign currency at value*                                         0                    0              167,434
  Receivable for:
    Fund shares sold                                         6,000,000                    0                    0
    Securities sold                                            282,812                    0                    0
    Dividend and interest                                      584,331              315,253            2,706,863
  Due from the adviser (Note 3)                                  8,275                7,505                7,243
  Other assets (Note 1H)                                             0                    0                    0
                                                         -------------        -------------        -------------
                                                            39,805,499           20,617,825          154,071,372
                                                         -------------        -------------        -------------
LIABILITIES
  Payable for:
    Securities purchased                                       128,574                    0              542,389
    Fund shares redeemed                                             0                    0                    0
  Accrued expenses:
    Management fees (Note 3)                                    16,982                6,730               50,546
    Trustee's fees (Note 3A)                                       856                  854                  879
    Administrative fees                                          1,090                  647                9,486
  Other                                                         39,492               29,815               55,958
                                                         -------------        -------------        -------------
                                                               186,994               38,046              659,258
                                                         -------------        -------------        -------------
NET ASSETS                                               $  39,618,505        $  20,579,779        $ 153,412,114
                                                         =============        =============        =============
  Net Assets consist of:
    Capital paid in                                      $  46,011,444        $  21,080,256        $ 161,844,435
    Undistributed net investment income                      2,675,751               30,067               97,922
    Accumulated net realized gain (loss)                    (5,583,490)             (96,455)              65,765
    Unrealized appreciation (depreciation)
     on investments and foreign currency - net**            (3,485,200)            (434,089)          (8,596,008)
                                                         -------------        -------------        -------------
NET ASSETS                                               $  39,618,505        $  20,579,779        $ 153,412,114
                                                         =============        =============        =============
Shares of beneficial interest outstanding,
  no par value                                               4,753,283            2,154,158           13,946,555
                                                         =============        =============        =============
Net asset value, and redemption price per share
  (Net assets/shares of beneficial interest
    outstanding)                                         $        8.33        $        9.55        $       11.00
Identified cost of investments                           $  36,412,218        $  20,659,332        $ 159,777,468
                                                         =============        =============        =============


                                                                             SMALL COMPANY       SMALL COMPANY
                                                             PROVIDENT              GROWTH               VALUE
                                                                  FUND                FUND                FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at value                                   $  19,520,471       $ 130,429,150       $  21,362,090
  Repurchase agreement at value                              4,781,000          11,434,000                   0
  Cash                                                             675                 722                   0
  Foreign currency at value*                                         0                   0                   0
  Receivable for:
    Fund shares sold                                                 0                   0                   0
    Securities sold                                            464,005           1,567,126              65,524
    Dividend and interest                                        9,472               4,057              24,021
  Due from the adviser (Note 3)                                  7,403              13,180              18,100
  Other assets (Note 1H)                                             0                   0                   0
                                                         -------------       -------------       -------------
                                                            24,783,026         143,448,235          21,469,735
                                                         -------------       -------------       -------------
LIABILITIES
  Payable for:
    Securities purchased                                     1,028,443           9,536,811             260,110
    Fund shares redeemed                                             0                   0                   0
  Accrued expenses:
    Management fees (Note 3)                                     9,901              77,231              13,024
    Trustee's fees (Note 3A)                                       862               1,049                 855
    Administrative fees                                          1,952               7,476               1,198
  Other                                                         23,700              41,347              32,720
                                                         -------------       -------------       -------------
                                                             1,064,858           9,663,914             307,907
                                                         -------------       -------------       -------------
NET ASSETS                                               $  23,718,168       $ 133,784,321       $  21,161,828
                                                         =============       =============       =============
  Net Assets consist of:
    Capital paid in                                      $  18,086,608       $ 110,780,848       $  14,965,540
    Undistributed net investment income                        185,459                   0             196,338
    Accumulated net realized gain (loss)                     3,993,877             830,183           3,491,380
    Unrealized appreciation (depreciation)
     on investments and foreign currency - net**             1,452,224          22,173,290           2,508,570
                                                         -------------       -------------       -------------
NET ASSETS                                               $  23,718,168       $ 133,784,321       $  21,161,828
                                                         =============       =============       =============
Shares of beneficial interest outstanding,
  no par value                                               2,125,410           6,763,704           1,918,930
                                                         =============       =============       =============
Net asset value, and redemption price per share
  (Net assets/shares of beneficial interest
    outstanding)                                         $       11.16       $       19.78       $       11.03
Identified cost of investments                           $  22,849,247       $ 119,689,860       $  18,853,520
                                                         =============       =============       =============



LOOMIS SAYLES INVESTMENT TRUST                                                78

LOOMIS SAYLES INVESTMENT TRUST


STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                         CALIFORNIA TAX-                 CORE                FIXED
                                                             FREE INCOME         FIXED INCOME               INCOME
                                                                    FUND                 FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends*                                               $           0        $           0        $   1,203,111
  Interest                                                       839,207            1,479,857           31,953,129
                                                           -------------        -------------        -------------
                                                                 839,207            1,479,857           33,156,240
                                                           -------------        -------------        -------------
  Expenses
    Management fees (Note 3)                                      79,492               77,065            1,847,489
    Trustee's fees and expenses (Note 3A)                          3,091                3,091                3,091
    Administrative fees (Note 3)                                   7,828               10,275              193,655
    Custodian and accounting fees                                 48,927               51,072              157,618
    Transfer agent fees                                           14,677               12,351               24,262
    Audit and tax services fees                                    9,017               11,404               25,590
    Registration fees                                              6,937                2,747               35,940
    Amortization of organization expenses (Note 1H)                    0                2,401                    0
    Other expenses                                                14,487               12,665               43,020
                                                           -------------        -------------        -------------
    Total expenses                                               184,456              183,071            2,330,665
    Less expenses waived and reimbursed by the
     investment adviser (Note 3)                                 (81,116)             (75,475)                   0
                                                           -------------        -------------        -------------
    Net expenses                                                 103,340              107,596            2,330,665
                                                           -------------        -------------        -------------
  Net investment income (loss)                                   735,867            1,372,261           30,825,575
                                                           -------------        -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on investments and
     foreign currency                                            (59,721)          (1,005,793)          (2,673,519)
    Change in unrealized appreciation (depreciation)
     on investments and foreign currency **                       (4,731)             633,029           (7,502,115)
                                                           -------------        -------------        -------------
    Net realized gain (loss) and change in unrealized
     appreciation (depreciation)                                 (64,452)            (372,764)         (10,175,634)
                                                           -------------        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                               $     671,415        $     999,497        $  20,649,941
                                                           =============        =============        =============

* NET OF FOREIGN WITHHOLDING TAXES OF $1,544, $2,903, AND $2,479 FOR THE FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND AND PROVIDENT FUNDS, RESPECTIVELY.
** NET OF CAPITAL GAIN WITHHOLDING TAXES OF $318 FOR THE HIGH YIELD FIXED INCOME FUND.

                 See accompanying notes to financial statements.

                                                            HIGH YIELD         INTERMEDIATE     INVESTMENT GRADE
                                                          FIXED INCOME       DURATION FIXED         FIXED INCOME
                                                                  FUND          INCOME FUND                 FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends*                                             $     275,762        $           0        $     213,424
  Interest                                                   3,385,886            1,206,258           11,953,978
                                                         -------------        -------------        -------------
                                                             3,661,648            1,206,258           12,167,402
                                                         -------------        -------------        -------------
  Expenses
    Management fees (Note 3)                                   183,586               67,029              608,679
    Trustee's fees and expenses (Note 3A)                        3,091                3,115                3,115
    Administrative fees (Note 3)                                15,070                8,447               79,669
    Custodian and accounting fees                               57,477               49,664              101,127
    Transfer agent fees                                          8,485                6,296               14,129
    Audit and tax services fees                                 23,591               13,248               22,297
    Registration fees                                            9,427                6,173               31,807
    Amortization of organization expenses (Note 1H)                  0                    0                    0
    Other expenses                                              13,402               12,398               25,421
                                                         -------------        -------------        -------------
    Total expenses                                             314,129              166,370              886,244
    Less expenses waived and reimbursed by the
     investment adviser (Note 3)                               (84,646)             (74,205)             (49,311)
                                                         -------------        -------------        -------------
    Net expenses                                               229,483               92,165              836,933
                                                         -------------        -------------        -------------
  Net investment income (loss)                               3,432,165            1,114,093           11,330,469
                                                         -------------        -------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on investments and
     foreign currency                                       (1,672,712)             (13,130)            (193,846)
    Change in unrealized appreciation (depreciation)
     on investments and foreign currency **                    798,429              102,659              137,861
                                                         -------------        -------------        -------------
    Net realized gain (loss) and change in unrealized
     appreciation (depreciation)                              (874,283)              89,529              (55,985)
                                                         -------------        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                             $   2,557,882        $   1,203,622        $  11,274,484
                                                         =============        =============        =============


                                                                             SMALL COMPANY       SMALL COMPANY
                                                             PROVIDENT              GROWTH               VALUE
                                                                  FUND                FUND                FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends*                                             $     242,845       $       5,418       $     492,177
  Interest                                                     140,669             315,260             152,197
                                                         -------------       -------------       -------------
                                                               383,514             320,678             644,374
                                                         -------------       -------------       -------------
  Expenses
    Management fees (Note 3)                                   116,144             615,113             282,923
    Trustee's fees and expenses (Note 3A)                        3,091               3,116               2,570
    Administrative fees (Note 3)                                12,626              46,383              19,936
    Custodian and accounting fees                               45,111              72,418              89,143
    Transfer agent fees                                          8,642              12,534               5,423
    Audit and tax services fees                                 10,100              13,623              13,545
    Registration fees                                           11,159              35,583              30,646
    Amortization of organization expenses (Note 1H)                  0                   0                   0
    Other expenses                                              13,371              13,685              22,126
                                                         -------------       -------------       -------------
    Total expenses                                             220,244             812,455             466,312
    Less expenses waived and reimbursed by the
     investment adviser (Note 3)                               (69,257)            (74,319)           (126,805)
                                                         -------------       -------------       -------------
    Net expenses                                               150,987             738,136             339,507
                                                         -------------       -------------       -------------
  Net investment income (loss)                                 232,527            (417,458)            304,867
                                                         -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on investments and
     foreign currency                                        4,170,939           1,648,892           2,330,266
    Change in unrealized appreciation (depreciation)
     on investments and foreign currency **                    801,520          20,184,734           4,717,246
                                                         -------------       -------------       -------------
    Net realized gain (loss) and change in unrealized
     appreciation (depreciation)                             4,972,459          21,833,626           7,047,512
                                                         -------------       -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                             $   5,204,986       $  21,416,168       $   7,352,379
                                                         =============       =============       =============


LOOMIS SAYLES INVESTMENT TRUST                                                80

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

CALIFORNIA TAX-FREE INCOME FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                            $    735,867   $    902,820
  Net realized gain (loss) on investments
    and foreign currency                                (59,721)        43,213
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                                 (4,731)      (828,427)
                                                   ------------   ------------
  Increase (decrease) in net assets from
    operations                                          671,415        117,606
                                                   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                (680,198)      (904,671)
  Net realized gain on investments                      (38,667)             0
                                                   ------------   ------------
  Total distributions                                  (718,865)      (904,671)
                                                   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                      504,671      3,611,000
  Net asset value of shares issued in connection
    with the reinvestment of distributions              159,040        138,121
  Cost of shares redeemed                            (3,993,582)    (3,908,509)
                                                   ------------   ------------
  Increase (decrease) in net assets derived from
    capital share transactions                       (3,329,871)      (159,388)
                                                   ------------   ------------
  Total increase (decrease) in net assets            (3,377,321)      (946,453)

NET ASSETS
  Beginning of period                                18,671,664     19,618,117
                                                   ------------   ------------
  End of period                                    $ 15,294,343   $ 18,671,664
                                                   ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                    $     57,422   $          0
                                                   ============   ============
NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                         49,487        345,658
  Issued in connection with the reinvestment of
    distributions                                        15,827         13,260
  Redeemed                                             (397,538)      (377,055)
                                                   ------------   ------------
  Net change                                           (332,224)       (18,137)
                                                   ============   ============

                  See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

CORE FIXED INCOME FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                            $  1,372,261   $  1,292,164
  Net realized gain (loss) on investments
    and foreign currency                             (1,005,793)        16,357
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                                633,029     (1,581,472)
                                                   ------------   ------------
  Increase (decrease) in net assets from
    operations                                          999,497       (272,951)
                                                   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                              (1,358,125)    (1,133,613)
  Net realized gain on investments                       (2,230)      (267,462)
                                                   ------------   ------------
  Total distributions                                (1,360,355)    (1,401,075)
                                                   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                    4,829,471      5,175,627
  Net asset value of shares issued in connection
    with the reinvestment of distributions            1,360,354      1,401,075
  Cost of shares redeemed                           (12,305,918)    (1,659,371)
                                                   ------------   ------------
  Increase (decrease) in net assets derived from
    capital share transactions                       (6,116,093)     4,917,331
                                                   ------------   ------------
  Total increase (decrease) in net assets            (6,476,951)     3,243,305

NET ASSETS
  Beginning of period                                22,584,061     19,340,756
                                                   ------------   ------------
  End of period                                     $16,107,110    $22,584,061
                                                   ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                    $  1,007,494   $    993,531
                                                   ============   ============
NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                        472,795        477,171
  Issued in connection with the reinvestment of
    distributions                                       137,132        131,433
  Redeemed                                           (1,217,932)      (151,500)
                                                   ------------   ------------
  Net change                                           (608,005)       457,104
                                                   ============   ============

                     See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST                                                82

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FIXED INCOME FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                           $  30,825,575   $ 23,071,408
  Net realized gain (loss) on investments
    and foreign currency                             (2,673,519)      (919,226)
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                             (7,502,115)    (7,370,250)
                                                   ------------   ------------
  Increase (decrease) in net assets from
    operations                                       20,649,941     14,781,932
                                                   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                             (24,292,627)   (16,709,531)
  Net realized gain on investments                            0     (5,298,144)
                                                   ------------   ------------
  Total distributions                               (24,292,627)   (22,007,675)
                                                   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                  131,665,848     48,387,100
  Net asset value of shares issued in connection
    with the reinvestment of distributions           23,996,635     22,007,676
  Cost of shares redeemed                           (22,297,368)   (13,490,272)
                                                   ------------   ------------
  Increase (decrease) in net assets derived from
    capital share transactions                      133,365,115     56,904,504
                                                   ------------   ------------
  Total increase (decrease) in net assets           129,722,429     49,678,761

NET ASSETS
  Beginning of period                               298,007,359    248,328,598
                                                   ------------   ------------
  End of period                                    $427,729,788   $298,007,359
                                                   ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                    $ 23,473,198   $ 17,609,095
                                                   ============   ============
NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                     10,967,383      3,955,911
  Issued in connection with the reinvestment of
    distributions                                     2,086,664      1,865,057
  Redeemed                                           (1,889,932)    (1,094,141)
                                                   ------------   ------------
  Net change                                         11,164,115      4,726,827
                                                   ============   ============

                   See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

HIGH YIELD FIXED INCOME FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                             $ 3,432,165    $ 3,010,948
  Net realized gain (loss) on investments
    and foreign currency                             (1,672,712)    (4,779,121)
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                                798,429      5,374,813
                                                    -----------    -----------
  Increase (decrease) in net assets from
    operations                                        2,557,882      3,606,640
                                                    -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                              (2,737,451)    (3,648,962)
  Net realized gain on investments                            0       (816,575)
                                                    -----------    -----------
  Total distributions                                (2,737,451)    (4,465,537)
                                                    -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                   12,588,000      7,037,798
  Net asset value of shares issued in connection
    with the reinvestment of distributions            1,725,977      4,155,972
  Cost of shares redeemed                                     0    (13,592,930)
                                                    -----------    -----------
  Increase (decrease) in net assets derived from
    capital share transactions                       14,313,977     (2,399,160)
                                                    -----------    -----------
  Total increase (decrease) in net assets            14,134,408     (3,258,057)

NET ASSETS
  Beginning of period                                25,484,097     28,742,154
                                                    -----------    -----------
  End of period                                     $39,618,505    $25,484,097
                                                    ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                     $ 2,675,751    $ 1,935,682
                                                    ===========    ===========
NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                      1,505,594        827,073
  Issued in connection with the reinvestment of
    distributions                                       212,821        536,948
  Redeemed                                                    0     (1,744,921)
                                                    -----------    -----------
  Net change                                          1,718,415       (380,900)
                                                    ===========    ===========

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST                                                84

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

INTERMEDIATE DURATION FIXED INCOME FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                             $ 1,114,093     $   842,151
  Net realized gain (loss) on investments
    and foreign currency                                (13,130)        (44,334)
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                                102,659        (332,285)
                                                    -----------     -----------
  Increase (decrease) in net assets from
    operations                                        1,203,622         465,532
                                                    -----------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                              (1,091,374)       (926,674)
  Net realized gain on investments                            0               0
                                                    -----------     -----------
  Total distributions                                (1,091,374)       (926,674)
                                                    -----------     -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                    5,105,079       3,601,888
  Net asset value of shares issued in connection
    with the reinvestment of distributions            1,091,374         926,675
  Cost of shares redeemed                              (100,000)       (750,000)
                                                    -----------     -----------
  Increase (decrease) in net assets derived from
    capital share transactions                        6,096,453       3,778,563
                                                    -----------     -----------
  Total increase (decrease) in net assets             6,208,701       3,317,421

NET ASSETS
  Beginning of period                                14,371,078      11,053,657
                                                    -----------     -----------
  End of period                                     $20,579,779     $14,371,078
                                                    ===========     ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                     $    30,067     $     8,348
                                                    ===========     ===========

NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                        541,558         368,852
  Issued in connection with the reinvestment of
    distributions                                       115,731          95,915
  Redeemed                                              (10,471)        (77,882)
                                                    -----------     -----------
  Net change                                            646,818         386,885
                                                    ===========     ===========

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

INVESTMENT GRADE FIXED INCOME FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                            $ 11,330,469    $  9,570,038
  Net realized gain (loss) on investments
    and foreign currency                               (193,846)        594,799
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                                137,861      (4,148,573)
                                                   ------------    ------------
  Increase (decrease) in net assets from
    operations                                       11,274,484       6,016,264
                                                   ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                             (10,951,438)     (9,637,617)
  Net realized gain on investments                     (601,905)     (1,310,699)
                                                   ------------    ------------
  Total distributions                               (11,553,343)    (10,948,316)
                                                   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                    9,933,764      27,961,468
  Net asset value of shares issued in connection
    with the reinvestment of distributions            9,042,033       8,537,952
  Cost of shares redeemed                           (12,042,298)     (3,893,882)
                                                   ------------    ------------
  Increase (decrease) in net assets derived from
    capital share transactions                        6,933,499      32,605,538
                                                   ------------    ------------
  Total increase (decrease) in net assets             6,654,640      27,673,486

NET ASSETS
  Beginning of period                               146,757,474     119,083,988
                                                   ------------    ------------
  End of period                                    $153,412,114    $146,757,474
                                                   ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                    $     97,922    $     39,773
                                                   ============    ============

NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                        904,008       2,475,635
  Issued in connection with the reinvestment of
    distributions                                       828,276         751,273
  Redeemed                                           (1,098,862)       (344,017)
                                                   ------------    ------------
  Net change                                            633,422       2,882,891
                                                   ============    ============

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST                                                86

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROVIDENT FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                             $   232,527     $    69,172
  Net realized gain (loss) on investments
    and foreign currency                              4,170,939       7,610,544
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                                801,520      (1,265,437)
                                                    -----------     -----------
  Increase (decrease) in net assets from
    operations                                        5,204,986       6,414,279
                                                    -----------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                (114,840)       (153,835)
  Net realized gain on investments                   (7,731,471)     (6,056,473)
                                                    -----------     -----------
  Total distributions                                (7,846,311)     (6,210,308)
                                                    -----------     -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                       81,294               0
  Net asset value of shares issued in connection
    with the reinvestment of distributions            7,846,311       6,210,308
  Cost of shares redeemed                            (3,453,700)     (5,438,463)
                                                    -----------     -----------
  Increase (decrease) in net assets derived from
    capital share transactions                        4,473,905         771,845
                                                    -----------     -----------
  Total increase (decrease) in net assets             1,832,580         975,816

NET ASSETS
  Beginning of period                                21,885,588      20,909,772
                                                    -----------     -----------
  End of period                                     $23,718,168     $21,885,588
                                                    ===========     ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                     $   185,459     $    67,735
                                                    ===========     ===========

NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                          5,661               0
  Issued in connection with the reinvestment of
    distributions                                       827,670         506,550
  Redeemed                                             (333,917)       (418,901)
                                                    -----------     -----------
  Net change                                            499,414          87,649
                                                    ===========     ===========

                See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

SMALL COMPANY GROWTH FUND

                                                     YEAR ENDED      YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,
                                                           2000            1999*
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss)                     $   (417,458)    $   (18,300)
  Net realized gain (loss) on investments
    and foreign currency                              1,648,892        (401,251)
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                             20,184,734       1,988,556
                                                   ------------     -----------
  Increase (decrease) in net assets from
    operations                                       21,416,168       1,569,005
                                                    -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                       0               0
  Net realized gain on investments                            0               0
                                                   ------------     -----------
  Total distributions                                         0               0
                                                   ------------     -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                   97,068,263      16,104,885
  Net asset value of shares issued in connection
    with the reinvestment of distributions                    0               0
  Cost of shares redeemed                            (2,374,000)              0
                                                   ------------     -----------
  Increase (decrease) in net assets derived from
    capital share transactions                       94,694,263      16,104,885
                                                   ------------     -----------
  Total increase (decrease) in net assets           116,110,431      17,673,890

NET ASSETS
  Beginning of period                                17,673,890               0
                                                   ------------     -----------
  End of period                                    $133,784,321     $17,673,890
                                                   ============     ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                    $          0     $         0
                                                   ============     ===========

NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                      5,380,260       1,514,677
  Issued in connection with the reinvestment of
    distributions                                             0               0
  Redeemed                                             (131,233)              0
                                                   ------------     -----------
  Net change                                          5,249,027       1,514,677
                                                   ============     ===========

*Commencement of operations on May 7, 1999.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST                                                88

LOOMIS SAYLES INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

SMALL COMPANY VALUE FUND

                                                     Year Ended      Year Ended
                                                  September 30,   September 30,
                                                           2000            1999*
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                            $    304,867     $    63,093
  Net realized gain (loss) on investments
    and foreign currency                              2,330,266         132,497
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency                              4,717,246      (2,208,676)
                                                   ------------     -----------
  Increase (decrease) in net assets from
    operations                                        7,352,379      (2,013,086)
                                                   ------------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                (165,311)              0
  Net realized gain on investments                   (1,282,171)              0
                                                   ------------     -----------
  Total distributions                                (1,447,482)              0
                                                   ------------     -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares                      253,733      39,904,541
  Net asset value of shares issued in connection
    with the reinvestment of distributions            1,357,039               0
  Cost of shares redeemed                           (24,245,296)              0
                                                   ------------     -----------

  Increase (decrease) in net assets derived from
    capital share transactions                      (22,634,524)     39,904,541
                                                   ------------     -----------
  Total increase (decrease) in net assets           (16,729,627)     37,891,455

NET ASSETS
  Beginning of period                                37,891,455               0
                                                   ------------     -----------
  End of period                                    $ 21,161,828     $37,891,455
                                                   ============     ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  End of period                                    $    196,338     $    63,093
                                                   ============     ===========

NUMBER OF SHARES OF THE FUND
  Issued from the sale of shares                         23,385       4,031,719
  Issued in connection with the reinvestment of
    distributions                                       144,674               0
  Redeemed                                           (2,280,848)              0
                                                   ------------     -----------
  Net change                                         (2,112,789)      4,031,719
                                                   ============     ===========

*Commencement of operations on June 30, 1999.

                See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]







LOOMIS SAYLES INVESTMENT TRUST                                                90

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-FREE INCOME FUND

                                                     YEAR ENDED SEPTEMBER 30,
                                                     ------------------------
                                                               2000
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.18
                                                               -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                    0.47
  Net realized and unrealized gain (loss) on investments         (0.02)
                                                               -------
    Total from investment operations                              0.45
                                                               -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                           (0.43)
  Distributions from net realized capital gains                  (0.02)
                                                               -------
    Total distributions                                          (0.45)
                                                               -------
Net asset value, end of period                                 $ 10.18
                                                               =======
Total return (%)(a)                                                4.6
Net assets, end of period (000)                                $15,294
Ratios to average net assets:
  Net expenses (%)(b)(c)                                          0.65
  Gross expenses (%)(c)                                           1.16
  Net investment income (loss) (%)(c)                             4.63
Portfolio turnover rate (%)                                          3


*   COMMENCEMENT OF OPERATIONS ON JUNE 1, 1995.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                                         NINE MONTHS                           PERIOD
                                                          YEAR ENDED       ENDED           YEAR ENDED          ENDED
                                                         SEPTEMBER 30,  SEPTEMBER 30,      DECEMBER 31,     DECEMBER 31,
                                                         -------------  -------------  -------------------  ------------
                                                              1999          1998         1997        1996       1995*
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 10.59       $ 10.41      $ 10.19     $ 10.23     $10.00
                                                            -------       -------      -------     -------     ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                 0.47          0.35         0.47        0.46       0.26
  Net realized and unrealized gain (loss) on investments      (0.41)         0.19         0.25       (0.04)      0.23
                                                            -------       -------      -------     -------     ------
    Total from investment operations                           0.06          0.54         0.72        0.42       0.49
                                                            -------       -------      -------     -------     ------
LESS DISTRIBUTIONS--
  Dividends from net investment income                        (0.47)        (0.36)       (0.47)      (0.45)     (0.26)
  Distributions from net realized capital gains                0.00          0.00        (0.03)      (0.01)     (0.00)
                                                            -------       -------      -------     -------     ------
    Total distributions                                       (0.47)        (0.36)       (0.50)      (0.46)     (0.26)
                                                            -------       -------      -------     -------     ------
Net asset value, end of period                              $ 10.18       $ 10.59      $ 10.41     $ 10.19     $10.23
                                                            =======       =======      =======     =======     ======
Total return (%)(a)                                             0.6           5.3          7.3         4.1        4.9
Net assets, end of period (000)                             $18,672       $19,618      $16,822     $13,460     $7,880
Ratios to average net assets:
  Net expenses (%)(b)(c)                                       0.65          0.65         0.65        0.65       0.65
  Gross expenses (%)(c)                                        1.19          1.33         1.41        1.26       1.62
  Net investment income (loss) (%)(c)                          4.50          4.55         4.62        4.58       5.30
Portfolio turnover rate (%)                                      14            12           24          18         18


LOOMIS SAYLES INVESTMENT TRUST                                                92

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

CORE FIXED INCOME FUND

                                                   YEAR ENDED SEPTEMBER 30,
                                                   ------------------------
                                                             2000
------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.55
                                                           -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                0.69(e)
  Net realized and unrealized gain (loss) on investments     (0.12)
                                                           -------
    Total from investment operations                          0.57
                                                           -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                       (0.61)
  Distributions from net realized capital gains               0.00
                                                           -------
    Total distributions                                      (0.61)
                                                           -------
Net asset value, end of period                             $ 10.51
                                                           =======
Total return (%)(a)                                            5.8
Net assets, end of period (000)                            $16,107
Ratios to average net assets:
  Net expenses (%)(b)(c)                                      0.53
  Gross expenses (%)(c)                                       0.90
  Net investment income (loss) (%)(c)                         6.74
Portfolio turnover rate (%)                                     69


*   COMMENCEMENT OF OPERATIONS ON APRIL 24, 1996.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(d) AMOUNT IS LESS THAN $0.01 PER SHARE.
(e) PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

                                                                          NINE MONTHS
                                                            YEAR ENDED       ENDED      YEAR ENDED    PERIOD ENDED
                                                          SEPTEMBER 30,  SEPTEMBER 30,  DECEMBER 31,  DECEMBER 31,
                                                          -------------  -------------  -----------   ------------
                                                               1999           1998         1997           1996*
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.49        $ 10.66      $ 10.14         $10.00
                                                             -------        -------      -------         ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  0.61           0.50         0.39           0.40
  Net realized and unrealized gain (loss) on investments       (0.76)          0.33         0.55           0.13
                                                             -------        -------      -------         ------
    Total from investment operations                           (0.15)          0.83         0.94           0.53
                                                             -------        -------      -------         ------
LESS DISTRIBUTIONS--
  Dividends from net investment income                         (0.64)          0.00        (0.39)         (0.39)
  Distributions from net realized capital gains                (0.15)          0.00(d)     (0.03)          0.00
                                                             -------        -------      -------         ------
    Total distributions                                        (0.79)          0.00        (0.42)         (0.39)
                                                             -------        -------      -------         ------
Net asset value, end of period                               $ 10.55        $ 11.49      $ 10.66         $10.14
                                                             =======        =======      =======         ======
Total return (%)(a)                                             (1.4)           7.8          9.2            5.3
Net assets, end of period (000)                              $22,584        $19,341      $16,110         $6,271
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.65           0.65         0.65           0.65
  Gross expenses (%)(c)                                         1.15           1.27         1.80           1.46
  Net investment income (loss) (%)(c)                           6.14           6.08         6.34           6.21
Portfolio turnover rate (%)                                       29             45           59             34


LOOMIS SAYLES INVESTMENT TRUST                                                94

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

FIXED INCOME FUND

                                                       YEAR ENDED SEPTEMBER 30,
                                                       ------------------------
                                                                 2000
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  12.09
                                                               --------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                     0.99(d)
  Net realized and unrealized gain (loss) on investments          (0.30)
                                                               --------
    Total from investment operations                               0.69
                                                               --------
LESS DISTRIBUTIONS--
  Dividends from net investment income                            (0.83)
  Distributions from net realized capital gains                    0.00
                                                               --------
    Total distributions                                           (0.83)
                                                               --------
Net asset value, end of period                                 $  11.95
                                                               ========

Total return (%)(a)                                                 5.9
Net assets, end of period (000)                                $427,730
Ratio to average net assets:
  Net expenses (%)(b)(c)                                           0.63
  Gross expenses (%)(c)                                            0.63
  Net investment income (loss) (%)(c)                              8.34
Portfolio turnover rate (%)                                          19


*   COMMENCEMENT OF OPERATIONS ON JANUARY 17, 1995.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(d) PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

                                                                  YEAR          NINE MONTHS                              PERIOD
                                                                 ENDED            ENDED                                   ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,  YEAR ENDED DECEMBER 31,  DECEMBER 31,
                                                              -------------    -------------  -----------------------  ------------
                                                                  1999              1998           1997        1996         1995*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  12.47          $  12.59       $  12.08     $ 12.08      $ 10.00
                                                               --------          --------       --------     -------      -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                     0.97              0.57           0.72        0.91         0.53
  Net realized and unrealized gain (loss) on investments          (0.27)            (0.62)          0.89        0.27         2.21
                                                               --------          --------       --------     -------      -------
    Total from investment operations                               0.70             (0.05)          1.61        1.18         2.74
                                                               --------          --------       --------     -------      -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                            (0.82)             0.00          (0.75)      (0.90)       (0.52)
  Distributions from net realized capital gains                   (0.26)            (0.07)         (0.35)      (0.28)       (0.14)
                                                               --------          --------       --------     -------      -------
    Total distributions                                           (1.08)            (0.07)         (1.10)      (1.18)       (0.66)
                                                               --------          --------       --------     -------      -------
Net asset value, end of period                                 $  12.09          $  12.47       $  12.59     $ 12.08      $ 12.08
                                                               ========          ========       ========     =======      =======
Total return (%)(a)                                                 5.8              (0.4)          13.4         9.8         27.4
Net assets, end of period (000)                                $298,007          $248,329       $173,048     $91,746      $58,332
Ratio to average net assets:
  Net expenses (%)(b)(c)                                           0.64              0.65           0.65        0.62         0.75
  Gross expenses (%)(c)                                            0.64              0.68           0.70        0.62         0.83
  Net investment income (loss) (%)(c)                              8.30              7.37           7.56        7.97         8.15
Portfolio turnover rate (%)                                          22                31             41          90           76


LOOMIS SAYLES INVESTMENT TRUST                                                96

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

HIGH YIELD FIXED INCOME FUND

                                                   YEAR ENDED SEPTEMBER 30,
                                                   ------------------------
                                                              2000
------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.40
                                                           -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                0.94(d)
  Net realized and unrealized gain (loss) on investments     (0.11)
                                                           -------
    Total from investment operations                          0.83
                                                           -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                       (0.90)
  Distributions from net realized capital gains               0.00
                                                           -------
    Total distributions                                      (0.90)
                                                           -------
Net asset value, end of period                             $  8.33
                                                           =======
Total return (%)(a)                                           10.2
Net assets, end of period (000)                            $39,619
Ratios to average net assets:
  Net expenses (%)(b)(c)                                      0.75
  Gross expenses (%)(c)                                       1.03
  Net investment income (loss) (%)(c)                        11.22
Portfolio turnover rate (%)                                     28


*   COMMENCEMENT OF OPERATIONS ON JUNE 5, 1996.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(d) PER SHARE NET INVESTMENT INCOME HAS BEEN DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

                                                                          NINE MONTHS
                                                           YEAR ENDED       ENDED        YEAR ENDED   PERIOD ENDED
                                                          SEPTEMBER 30,  SEPTEMBER 30,  DECEMBER 31,  DECEMBER 31,
                                                          -------------  ------------   ------------  ------------
                                                               1999          1998          1997           1996*
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  8.41        $ 10.04      $ 10.16         $10.00
                                                             -------        -------      -------         ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  0.95           0.77         0.70           0.56
  Net realized and unrealized gain (loss) on investments        0.35          (2.31)        0.20           0.21
                                                             -------        -------      -------         ------
    Total from investment operations                            1.30          (1.54)        0.90           0.77
                                                             -------        -------      -------         ------
LESS DISTRIBUTIONS--
  Dividends from net investment income                         (1.07)          0.00        (0.71)         (0.56)
  Distributions from net realized capital gains                (0.24)         (0.09)       (0.31)         (0.05)
                                                             -------        -------      -------         ------
    Total distributions                                        (1.31)         (0.09)       (1.02)         (0.61)
                                                             -------        -------      -------         ------
Net asset value, end of period                               $  8.40        $  8.41      $ 10.04         $10.16
                                                             =======        =======      =======         ======
Total return (%)(a)                                             16.8          (15.5)         8.8            7.7
Net assets, end of period (000)                              $25,484        $28,742      $28,872         $3,100
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.75           0.75         0.75           0.75
  Gross expenses (%)(c)                                         1.15           1.12         1.17           2.73
  Net investment income (loss) (%)(c)                          12.22          10.69         8.82           9.42
Portfolio turnover rate (%)                                       57             39           94              9


LOOMIS SAYLES INVESTMENT TRUST                                                98

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

INTERMEDIATE DURATION FIXED INCOME FUND

                                                                              PERIOD
                                                                               ENDED
                                                YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                                ------------------------   -------------
                                                   2000         1999           1998*
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $  9.53      $  9.87        $ 10.00
                                                 -------      -------        -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                      0.62         0.61           0.41
  Net realized and unrealized gain (loss)
    on investments                                  0.01        (0.26)         (0.22)
                                                 -------      -------        -------
    Total from investment operations                0.63         0.35           0.19
                                                 -------      -------        -------
LESS DISTRIBUTIONS--
  Dividends from net investment income             (0.61)       (0.69)         (0.32)
  Distributions from net realized capital gains     0.00         0.00           0.00
                                                 -------      -------        -------
    Total distributions                            (0.61)       (0.69)         (0.32)
                                                 -------      -------        -------
Net asset value, end of period                   $  9.55      $  9.53        $  9.87
                                                 =======      =======        =======
Total return (%)(a)                                  6.9          3.6            1.9
Net assets, end of period (000)                  $20,580      $14,371        $11,054
Ratios to average net assets:
  Net expenses (%)(b)(c)                            0.55         0.55           0.55
  Gross expenses (%)(c)                             0.99         1.18           1.33
  Net investment income (loss) (%)(c)               6.65         6.27           6.05
Portfolio turnover rate (%)                           20           35             74


*   COMMENCEMENT OF OPERATIONS ON JANUARY 28, 1998.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

[THIS PAGE INTENTIONALLY LEFT BLANK]







LOOMIS SAYLES INVESTMENT TRUST                                               100

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

INVESTMENT GRADE FIXED INCOME FUND

                                                         YEAR ENDED SEPTEMBER 30,
                                                         ------------------------
                                                                   2000
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  11.02
                                                                 --------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                       0.82
  Net realized and unrealized gain (loss) on investments             0.00(d)
                                                                 --------
    Total from investment operations                                 0.82
                                                                 --------
LESS DISTRIBUTIONS--
  Dividends from net investment income                              (0.79)
  Distributions from net realized capital gains                     (0.05)
                                                                 --------
    Total distributions                                             (0.84)
                                                                 --------
Net asset value, end of period                                   $  11.00
                                                                 ========
Total return (%)(a)                                                   7.7
Net assets, end of period (000)                                  $153,412
Ratio to average net assets:
  Net expenses (%)(b)(c)                                             0.55
  Gross expenses (%)(c)                                              0.58
  Net investment income (loss) (%)(c)                                7.45
Portfolio turnover rate (%)                                            18


(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(d) AMOUNT IS LESS THAN $0.01 PER SHARE.

                                                             YEAR         NINE MONTHS
                                                             ENDED           ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,      YEAR ENDED DECEMBER 31,
                                                          -------------   -------------   -----------------------------
                                                              1999            1998         1997       1996        1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  11.42        $  12.06      $ 11.81    $ 11.56     $  9.57
                                                           --------        --------      -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                 0.81            0.61         0.83       0.80        0.75
  Net realized and unrealized gain (loss) on investments      (0.27)          (0.60)        0.37       0.40        2.05
                                                           --------        --------      -------    -------     -------
    Total from investment operations                           0.54            0.01         1.20       1.20        2.80
                                                           --------        --------      -------    -------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                        (0.82)          (0.63)       (0.81)     (0.79)      (0.76)
  Distributions from net realized capital gains               (0.12)          (0.02)       (0.14)     (0.16)      (0.05)
                                                           --------        --------      -------    -------     -------
    Total distributions                                       (0.94)          (0.65)       (0.95)     (0.95)      (0.81)
                                                           --------        --------      -------    -------     -------
Net asset value, end of period                             $  11.02        $  11.42      $ 12.06    $ 11.81     $ 11.56
                                                           ========        ========      =======    =======     =======
Total return (%)(a)                                             4.8             0.0         10.6       10.9        30.3
Net assets, end of period (000)                            $146,757        $119,084      $82,964    $51,752     $21,816
Ratio to average net assets:
  Net expenses (%)(b)(c)                                       0.55            0.55         0.55       0.55        0.55
  Gross expenses (%)(c)                                        0.59            0.65         0.69       0.70        0.94
  Net investment income (loss) (%)(c)                          7.15            6.85         6.97       7.27        7.61
Portfolio turnover rate (%)                                      18              31           58         74          22


LOOMIS SAYLES INVESTMENT TRUST                                               102

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

PROVIDENT FUND

                                                       YEAR ENDED SEPTEMBER 30,
                                                       ------------------------
                                                                 2000
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 13.46
                                                               -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                    0.12
  Net realized and unrealized gain (loss) on investments          2.43
                                                               -------
  Total from investment operations                                2.55
                                                               -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                           (0.07)
  Distributions from net realized capital gains                  (4.78)
                                                               -------
  Total distributions                                            (4.85)
                                                               -------
Net asset value, end of period                                 $ 11.16
                                                               =======
Total return (%)(a)                                               25.3
Net assets, end of period (000)                                $23,718
Ratios to average net assets:
  Net expenses (%)(b)(c)                                          0.65
  Gross expenses (%)(c)                                           0.95
  Net investment income (loss) (%)(c)                             1.00
Portfolio turnover rate (%)                                        356


*   COMMENCEMENT OF OPERATIONS ON OCTOBER 1, 1995.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                             YEAR       NINE MONTHS                                 PERIOD
                                                            ENDED          ENDED                                     ENDED
                                                         SEPTEMBER 30,  SEPTEMBER 30,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                         -------------  -------------   -----------------------   ------------
                                                             1999           1998            1997       1996           1995*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 13.59        $ 12.26         $ 11.48    $ 10.02         $10.00
                                                           -------        -------         -------    -------         -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                0.04           0.10            0.10       0.10           0.02
  Net realized and unrealized gain (loss) on investments      3.87           1.23            1.68       1.47           0.02
                                                           -------        -------         -------    -------         -------
  Total from investment operations                            3.91           1.33            1.78       1.57           0.04
                                                           -------        -------         -------    -------         -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                       (0.10)          0.00           (0.10)     (0.11)         (0.02)
  Distributions from net realized capital gains              (3.94)          0.00           (0.90)      0.00           0.00
                                                           -------        -------         -------    -------         -------
  Total distributions                                        (4.04)          0.00           (1.00)     (0.11)         (0.02)
                                                           -------        -------         -------    -------         -------
Net asset value, end of period                             $ 13.46        $ 13.59         $ 12.26    $ 11.48         $10.02
                                                           =======        =======         =======    =======         =======
Total return (%)(a)                                           31.7           10.9            15.7       15.6            0.4
Net assets, end of period (000)                            $21,886        $20,910         $38,544    $21,906         $7,609
Ratios to average net assets:
  Net expenses (%)(b)(c)                                      0.65           0.65            0.65       0.65           0.65
  Gross expenses (%)(c)                                       1.00           1.03            0.89       0.89           1.43
  Net investment income (loss) (%)(c)                         0.30           0.74            0.87       1.10           1.36
Portfolio turnover rate (%)                                    250             96             109         97             22


LOOMIS SAYLES INVESTMENT TRUST                                               104

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND

                                                           YEAR ENDED     PERIOD ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,
                                                          -------------   -------------
                                                              2000            1999*
---------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  11.67         $ 10.00
                                                            --------         -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                 (0.06)          (0.01)
  Net realized and unrealized gain (loss) on investments        8.17            1.68
                                                            --------         -------
    Total from investment operations                            8.11            1.67
                                                            --------         -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                          0.00            0.00
  Distributions from net realized capital gains                 0.00            0.00
                                                            --------         -------
    Total distributions                                         0.00            0.00
                                                            --------         -------
Net asset value, end of period                              $  19.78         $ 11.67
                                                            ========         =======
Total return (%)(a)                                             69.5            16.7
Net assets, end of period (000)                             $133,784         $17,674
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.90            0.90
  Gross expenses (%)(c)                                         0.99            2.17
  Net investment income (loss) (%)(c)                          (0.51)          (0.51)
Portfolio turnover rate (%)                                      174              56


*   COMMENCEMENT OF OPERATIONS ON MAY 7, 1999.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

LOOMIS SAYLES INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND


                                                           YEAR ENDED     PERIOD ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,
                                                          -------------   -------------
                                                              2000            1999*
---------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  9.40         $ 10.00
                                                            -------         -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                 0.13            0.02
  Net realized and unrealized gain (loss) on investments       1.86           (0.62)
                                                            -------         -------
    Total from investment operations                           1.99           (0.60)
                                                            -------         -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                        (0.04)           0.00
  Distributions from net realized capital gains               (0.32)           0.00
                                                            -------         -------
    Total distributions                                       (0.36)           0.00
                                                            -------         -------
Net asset value, end of period                              $ 11.03         $  9.40
                                                            =======         =======
Total return (%)(a)                                            21.8            (6.0)
Net assets, end of period (000)                             $21,162         $37,891
Ratios to average net assets:
  Net expenses (%)(b)(c)                                       0.90            0.90
  Gross expenses (%)(c)                                        1.24            1.31
  Net investment income (loss) (%)(c)                          0.81            0.82
  Portfolio turnover rate (%)                                   124              36


*   COMMENCEMENT OF OPERATIONS ON JUNE 30, 1999.
(a) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REDUCED ITS ADVISORY FEES AND/OR BORNE OTHER OPERATING EXPENSES. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b) THE ADVISER HAS AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE FUND'S RATIO OF OPERATING EXPENSES WOULD HAVE BEEN HIGHER.
(c) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.



LOOMIS SAYLES INVESTMENT TRUST                                               106

LOOMIS SAYLES INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000


1. Loomis Sayles Investment Trust (the "Trust") consists of nine no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of The Funds.

The Trust consists of the following Funds:

Loomis Sayles California Tax-Free Income Fund
Loomis Sayles Core Fixed Income Fund
Loomis Sayles Fixed Income Fund
Loomis Sayles High Yield Fixed Income Fund
Loomis Sayles Intermediate Duration Fixed Income Fund
Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Provident Fund (formerly Loomis Sayles Core Growth Fund) Loomis Sayles Small Company Growth Fund
Loomis Sayles Small Company Value Fund

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange and markets where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

LOOMIS SAYLES INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000


B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securites transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the the U.S dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counter parties do not perform under the contracts' terms. The U.S. dollar value of foreign currency is determined using contractual currency exchange rates established at the time of each trade.

Each Fund (except the California Tax-Free Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S.


LOOMIS SAYLES INVESTMENT TRUST                                               108

LOOMIS SAYLES INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000


companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2000, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to a method that approximates the effective interest method. Interest income on the California Tax-Free Income Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses, which cannot be directly attributed to a particular fund, are apportioned among the Funds based upon relative net assets.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At September 30, 2000, the California Tax-Free Income Fund had available a capital loss carryforward of $12,015, which will expire on September 30, 2008. The Core

LOOMIS SAYLES INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000


Fixed Income Fund had available a capital loss carryforward of $89,892, which will expire on September 30, 2008. The Fixed Income Fund had available a capital loss carryforward of $2,192,468 which will expire on September 30, 2008. The High Yield Fixed Income Fund had available a capital loss carryforward of $4,064,310, which will expire on September 30, 2008. The Intermediate Duration Fixed Income Fund had available a capital loss carryforward of $96,081, of which $37,812 will expire on September 30, 2006 and $58,269 will expire on September 30, 2008. The realized losses are intended to be used to offset future capital gains.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The California Tax-Free Income, the Intermediate Duration Fixed Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Fixed Income, High Yield Fixed Income, Provident, Small Company Growth and Small Company Value Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for securities contributed or redeemed-in-kind, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

H. ORGANIZATION EXPENSE -- In 1996, costs approximating $11,970 were incurred in connection with the initial registration and organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF INVESTMENTS -- (excluding short-term investments) for each Fund for the year ended September 30, 2000 were as follows:

                                                           Purchases
                                              --------------------------------
                                              U.S. Government          Other
                                              ---------------     ------------
California Tax-Free Income Fund ...........     $        0        $    470,000
Core Fixed Income Fund ....................      7,921,833           5,476,141
Fixed Income Fund .........................      9,614,263         153,995,951
High Yield Fixed Income Fund ..............              0          13,909,634
Intermediate Duration Fixed Income Fund ...      3,834,765           5,394,039
Investment Grade Fixed Income Fund ........        682,737          30,663,493
Provident Fund ............................              0          71,442,074
Small Company Growth Fund .................              0         228,300,458
Small Company Value Fund ..................              0          42,375,486


LOOMIS SAYLES INVESTMENT TRUST                                               110

LOOMIS SAYLES INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

                                                            Sales
                                              --------------------------------
                                              U.S. Government          Other
                                              ---------------     ------------
California Tax-Free Income Fund ...........    $         0        $  4,077,461
Core Fixed Income Fund ....................     10,649,537           8,519,053
Fixed Income Fund .........................     37,533,233          30,230,885
High Yield Fixed Income Fund ..............        767,938           7,327,177
Intermediate Duration Fixed Income Fund ...      2,688,924             580,679
Investment Grade Fixed Income Fund ........      5,353,756          22,024,815
Provident Fund ............................              0          74,656,870
Small Company Growth Fund .................              0         135,748,793
Small Company Value Fund ..................              0          63,372,781

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the twelve months ended September 30, 2000, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Nvest Companies, L.P., a publicly traded limited partnership whose general partner is indirectly owned by CDC Asset Management ("CDC AM") as of October 30, 2000. CDC AM is part of the Caisse des Depots et Consignations. Separate management agreements for each Fund in effect during the year ended September 30, 2000 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2001, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of the Fund's average annual net assets:

                                                 Management    Maximum Operating
Fund                                                Fees         Expense Ratio
----                                             ----------    -----------------
California Tax-Free Income Fund ..............      0.50%            0.65%
Core Fixed Income Fund (1) ...................      0.35%            0.50%
Fixed Income Fund ............................      0.50%            0.65%
High Yield Fixed Income Fund .................      0.60%            0.75%
Intermediate Duration Fixed Income Fund ......      0.40%            0.55%
Investment Grade Fixed Income Fund ...........      0.40%            0.55%
Provident Fund ...............................      0.50%            0.65%
Small Company Growth Fund ....................      0.75%            0.90%
Small Company Value Fund .....................      0.75%            0.90%

(1) ON NOVEMBER 9, 1999, THE BOARD OF TRUSTEES OF THE TRUST VOTED EFFECTIVE DECEMBER 1, 1999 TO LOWER THE CORE FIXED INCOME FUND'S MANAGEMENT FEE FROM 0.50% TO 0.35% THEREBY DECREASING THE MAXIMUM OPERATING EXPENSE RATIO FROM 0.65% TO 0.50%.

LOOMIS SAYLES INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000


Effective May 16, 2000, Loomis Sayles began charging the Funds for administrative services. As of September 30, 2000 the following amounts were incurred by the Funds:

FUND                                                             AMOUNT
----                                                            -------
California Tax-Free Income Fund .............................   $ 1,740
Core Fixed Income Fund ......................................     1,917
Fixed Income Fund ...........................................    45,044
High Yield Fixed Income Fund ................................     3,848
Intermediate Duration Fixed Income Fund .....................     2,210
Investment Grade Fixed Income Fund ..........................    17,792
Provident Fund ..............................................     2,756
Small Company Growth Fund ...................................    13,228
Small Company Value Fund ....................................     3,776

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC Asset Management or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. BENEFICIAL INTEREST -- The following Funds have shareholders, each owning beneficially or of record 10% or more of the shares outstanding of a fund as of September 30, 2000 and the total percentage of the shares of a fund held by such shareholders.

                                                   10% or Greater Shareholders
                                                  -----------------------------
                                                      # of             % of
Funds                                             Shareholders      Shares Held
-----                                             ------------      -----------
California Tax-Free Income Fund ...............         2               28%
Core Fixed Income Fund ........................         2               21%
High Yield Fixed Income Fund ..................         2               32%
Intermediate Duration Fixed Income Fund .......         2               93%
Investment Grade Fixed Income Fund ............         1               11%
Provident Fund ................................         1               33%
Small Company Growth Fund .....................         1               13%

5. CREDIT RISK -- The Core Fixed Income Fund may invest up to 10%, the Fixed Income Fund may invest up to 35%, the High Yield Fixed Income Fund will invest at least 65%, and the Investment Grade Fixed Income Fund may invest up to 10% of its total net assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.


LOOMIS SAYLES INVESTMENT TRUST                                               112

LOOMIS SAYLES INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000


6. CONCENTRATION -- The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

7. SUBSEQUENT EVENT -- On October 30, 2000, CDC Asset Management ("CDC AM") acquired Loomis Sayle's parent company, Nvest Companies, L.P. and its subsidiaries. CDC AM is part of the Caisse des Depots et Consignations ("CDC"). CDC was created by the French Government and currently is supervised by the French Parliament.

LOOMIS SAYLES INVESTMENT TRUST

2000 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

EXEMPT INTEREST DIVIDENDS -- 96.56% of the dividends paid by the California Tax-Free Income Fund from net investment income for the year ended September 30, 2000, constituted exempt interest dividends for federal income tax purposes.

CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2000.

                                                          Dollar
                                                          Amount
                                                          ------
California Tax-Free Income Fund.......................  $   38,618
Investment Grade Fixed Income Fund....................     508,275
Provident Fund........................................   4,666,379
Small Company Value Fund..............................      65,701

CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended September 30, 2000, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                              Qualifying
                                                              Percentage
                                                              ----------
Fixed Income Fund...........................................     4.24%
High Yield Fixed Income Fund................................     5.27%
Investment Grade Fixed Income Fund..........................     1.94%
Provident Fund..............................................     5.40%
Small Company Growth Fund...................................     0.62%
Small Company Value Fund....................................    10.95%


LOOMIS SAYLES INVESTMENT TRUST                                               114

LOOMIS SAYLES INVESTMENT TRUST

SHAREHOLDER MEETING RESULTS (UNAUDITED)

At a special shareholders' meeting of the Loomis Sayles Investment Trust held on October 12, 2000 shareholders of each Fund voted for the following proposal:

To approve new investment advisory agreements between the Trust on behalf of each Fund and Loomis Sayles & Company, L.P.

                                      Voted       Voted    Abstained    Total
Fund Name                              For       Against     Votes      Votes
---------                             -----      -------   ---------    -----
Loomis Sayles California
Tax-Free Income Fund                1,090,110         0        0      1,090,110

Loomis Sayles Core Fixed
Income Fund                         1,154,979    80,716        0      1,235,695

Loomis Sayles Provident
Fund                                2,103,407        99        0      2,103,506

Loomis Sayles Fixed Income
Fund                               20,509,554         0        0     20,509,554

Loomis Sayles High Yield
Fixed Income Fund                   4,004,086         0        0      4,004,086

Loomis Sayles Intermediate
Duration Fixed Income Fund          1,591,033         0        0      1,591,033

Loomis Sayles Investment
Grade Fixed Income Fund             9,294,724         0        0      9,294,724

Loomis Sayles Small
Company Growth Fund                 4,442,718         0        0      4,442,718

Loomis Sayles Small
Company Value Fund                  1,072,286         0        0      1,072,286

LOOMIS SAYLES INVESTMENT TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Loomis Sayles Investment Trust Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Trust Funds (consisting of the Loomis Sayles California Tax-Free Income Fund, Core Fixed Income Fund, Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Investment Grade Fixed Income Fund, Provident Fund, Small Company Growth Fund and Small Company Value Fund) (collectively, the "Funds") at September 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 15, 2000

LOOMIS SAYLES INVESTMENT TRUST                                               116

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Telephone: 888 226-9699

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